As filed with the Securities and Exchange Commission
on August 17, 2001
Registration No. 33- 2-57167

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. ____	[ ]

Fidelity School Street Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on September 21, 2001, pursuant to Rule 488.

FIDELITY STRATEGIC INCOME FUND

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page

Contents of Registration Statement

Solicitation Letter to Shareholders

Form of Proxy Card

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B- Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity International Bond Fund into Fidelity Strategic Income Fund. A shareholder meeting is scheduled for December 19, 2001. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of Fidelity International Bond Fund with an opportunity to participate in a more diversified fund with lower total expenses and better historical performance. The investment objective of Fidelity International Bond Fund is to seek high total investment return. Fidelity Strategic Income Fund seeks a high level of current income and may also seek capital appreciation. The principal difference between the funds is that Fidelity International Bond Fund concentrates its investments in foreign debt securities and emerging markets, while Fidelity Strategic Income Fund is more diversified, investing in high yield, U.S. government and U.S. dollar investment grade securities, as well as foreign and emerging market debt. As you know, in anticipation of the proposed merger, Fidelity International Bond Fund was closed to new accounts at the close of business on June 29, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (October 22, 2001). Your vote is extremely important, no matter how large or small your holdings may be.

Voting by is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you have any questions before you vote, please call us at 1-800-544-3198. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of the fund are being asked to vote on the following proposal:

1. To approve an Agreement and Plan of Reorganization (the Agreement) between Fidelity International Bond Fund and Fidelity Strategic Income Fund. The Agreement provides for the transfer of all of the assets of Fidelity International Bond Fund to Fidelity Strategic Income Fund in exchange solely for shares of beneficial interest of Fidelity Strategic Income Fund and the assumption by Fidelity Strategic Income Fund of Fidelity International Bond Fund's liabilities. As a result, Fidelity Strategic Income Fund shares will be distributed to shareholders of Fidelity International Bond Fund in liquidation of Fidelity International Bond Fund.

What is the reason for and advantages of this merger?

The proposed merger would combine two small funds, creating a single fund with greater assets and lower expenses and provide shareholders of Fidelity International Bond Fund with an opportunity to invest in a fund with broader investment policies, and a lower management fee. Fidelity Strategic Income Fund has significantly outperformed Fidelity International Bond Fund in each of the last two years, as evidenced by historical performance. Please keep in mind that past performance is no guarantee of future results.

Annual Total Returns (periods ended December 31)

	2000	1999
Fidelity International Bond Fund	1.49%	0.46%
Fidelity Strategic Income Fund	4.07%	6.35%

Do the funds being merged have similar investment policies?

No. Fidelity International Bond Fund seeks high total investment return. Fidelity Strategic Income Fund seeks a high level of current income and may also seek capital appreciation.

Is the merger considered a taxable event for federal income tax purposes?

Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal income tax purposes.

How will you determine the number of shares of Fidelity Strategic Income that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Fidelity Strategic Income Fund that is equal in value to the net asset value of their shares of Fidelity International Bond Fund on that date. The anticipated Closing Date is January 17, 2002.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date?

To facilitate receiving sufficient votes, we will need to take further action. Fidelity, or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (December 19, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the merger proposal and recommends that you vote to approve the merger.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity International Bond Fund on the record date. The record date is October 22, 2001.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s), and mailing it in the enclosed postage paid envelope; or by touch-tone telephone using the toll-free number located on your proxy card. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

(solid down arrow) Please detach card at perforation before mailing. (solid down arrow)

Fidelity School Street Trust:: Fidelity International Bond Fund
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on December 17, 2001 at 9:30 am and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(solid down arrow) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
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Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

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Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(solid down arrow) Please detach card at perforation before mailing. (solid down arrow)
(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (box with x in it)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To approve an Agreenment and Plan of Reorganization between Fidelity International Bond Fund and Fidelity Strategic Income Fund	(_)	(_)	(_) 1.
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GLO-PXC-1001	451

FIDELITY® INTERNATIONAL BOND FUND
A FUND OF
FIDELITY SCHOOL STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of FIDELITY INTERNATIONAL BOND FUND:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity International Bond Fund (International Bond) will be held at the office of Fidelity School Street Trust (the trust), 27 State Street, 10th floor, Boston, Massachusetts 02109 on December 19, 2001, at 9:30 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization (the Agreement) between International Bond and Fidelity Strategic Income Fund (Strategic Income), another fund of the trust. The Agreement provides for the transfer of all of the assets of International Bond to Strategic Income in exchange solely for shares of beneficial interest of Strategic Income and the assumption by Strategic Income of International Bond's liabilities. Strategic Income's shares will be distributed to shareholders of International Bond in liquidation of International Bond.

The Board of Trustees has fixed the close of business on October 22, 2001 as the record date for the determination of the shareholders of International Bond entitled to notice of and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

October 22, 2001

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO VOTE USING THE TOUCH-TONE VOTING INSTRUCTIONS FOUND BELOW OR INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

FIDELITY® INTERNATIONAL BOND FUND
A FUND OF
FIDELITY SCHOOL STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS
OCTOBER 22, 2001

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity International Bond Fund (International Bond), a fund of Fidelity School Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of International Bond and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, December 19, 2001, at 9:30 a.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust.

As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), International Bond would transfer all of its assets to Fidelity Strategic Income Fund (Strategic Income), another fund of the trust, in exchange solely for shares of beneficial interest of Strategic Income and the assumption by Strategic Income of International Bond's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, International Bond will distribute shares of Strategic Income to its shareholders in liquidation of International Bond on January 17, 2002, or such other date as the parties may agree (the Closing Date).

Strategic Income, a bond fund, is a non-diversified fund of the trust which is an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. Strategic Income's investment objective is to seek a high level of current income. The fund may also seek capital appreciation. Strategic Income seeks to achieve its investment objective by investing primarily in debt securities, including lower quality debt securities, allocated among four general investment categories: 1) high yield securities, 2) U.S. Government and investment-grade securities, 3) emerging market securities, and 4) foreign developed market securities. The fund may also invest its assets in equity securities.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Strategic Income that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated October 22, 2001 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus (dated February 28, 2001) as supplemented on June 11, 2001, which offers shares of Strategic Income. The Statement of Additional Information for Strategic Income (dated February 28, 2001) is available upon request. Attachment 1 contains excerpts from the Annual Report of Strategic Income dated December 31, 2001. The Prospectus and Statement of Additional Information for Strategic Income have been filed with the SEC and are incorporated herein by reference. A Prospectus (dated February 28, 2001 and Supplemented June 22, 2001) and Statement of Additional Information for International Bond, (dated February 28, 2001), have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or International Bond at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-6666.

TABLE OF CONTENTS
Voting Information...................................................................	2
Synopsis...................................................................................	5
Comparison of Other Policies of The Funds............................	12
Comparison of Principal Risk Factors.....................................	14
The Proposed Transaction...................................................	15
Additional Information About Strategic Income.........	19
Miscellaneous...........................................................................	21
Attachment 1. Excerpts from Annual Report of Strategic Income Dated December 31, 2000.........................	22
Exhibit 1. Form of Agreement and Plan of Reorganization of International Bond....................................................	25

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY® INTERNATIONAL BOND FUND

A FUND OF

FIDELITY SCHOOL STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

TO BE HELD ON DECEMBER 19, 2001

_________________________________

VOTING INFORMATION

This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity School Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity International Bond Fund (International Bond) and at any adjournments thereof (the Meeting), to be held on Wednesday, December 19, 2001 at 9:30 a.m. at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 22, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $500.00. International Bond may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may also be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $500.00. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by International Bond. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose nor do they count toward the approval of proposals. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

On August 17, 2001 there were 8,664,926.72 and 8,505,865.85 shares issued and outstanding for International Bond and Strategic Income, respectively. International Bond shareholders of record at the close of business on October 22, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share each dollar of net asset value held on that date.

As of August 17, 2001, the Trustees, Members of the Advisory Board, and Officers of each fund owned, in aggregate less than 1% of each fund's outstanding shares.

As of August 17, 2001, the following owned of record or beneficially 5% or more (up to and including 25%) of International Bond's outstanding shares: General Motors Corporation, New York, NY (7.16%).

VOTE REQUIRED: Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of International Bond. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of International Bond and Strategic Income, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Strategic Income Fund carefully for more complete information.

The proposed reorganization (the Reorganization) would merge International Bond into Strategic Income, a bond fund also managed by FMR. If the Reorganization is approved, International Bond will cease to exist and current shareholders of the fund will become shareholders of Strategic Income instead.

The proposed Reorganization would provide International Bond shareholders with the opportunity to participate in a fund with broader investment polices, and lower management fees and total expenses that has experienced better historical performance.

Investment Objectives and Policies

The following summarizes the investment objective and policy differences between International Bond and Strategic Income:

International Bond seeks high total investment return. Strategic Income seeks a high level of current income. Strategic Income may also seek capital appreciation.

International Bond concentrates its investments in foreign debt securities, including up to 35% in emerging markets. Strategic Income invests in foreign debt securities and emerging markets as well, but also invests in U.S. Government and investment-grade U.S. dollar denominated securities, making it a more diversified fund than International Bond. Strategic Income generally allocates its assets among four investment categories: high yield (approximately 40%); U.S. Government and U.S. dollar-denominated investment-grade (approximately 30%); emerging markets (approximately 15%); and foreign developed markets (approximately 15%).

Expense Structures and Investment Minimums

The management fees and other expenses of the funds, as a percentage of their average net assets, vary from year to year. The total operating expenses (the sum of their respective management fee and other expenses) of the funds for the 12 months ended June 30, 2001 were 1.21% for International Bond and 0.95% for Strategic Income. FMR has voluntary agreed to reimburse Strategic Income to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 1.10%. This arrangement may be discontinued by FMR at any time.

Neither fund has a front end-sales charge or contingent deferred sales charge. Both funds require a minimum initial investment of $2,500 and have a small balance maintenance fee of $12.00 for fund balances that fall below $2,000.

The Proposed Reorganization

Shareholders of International Bond will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Strategic Income of all of the assets of International Bond in exchange solely for shares of Strategic Income and the assumption by Strategic Income of the liabilities of International Bond. International Bond will then distribute the shares of Strategic Income to its shareholders, so that each shareholder will receive the number of full and fractional shares of Strategic Income equal in value to the aggregate net asset value of the shareholder's shares of International Bond on the Closing Date (defined below). The exchange of International Bond assets for Strategic Income's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on January 17, 2002, or such other time and date as the parties may agree (the Closing Date). International Bond will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by vote of the shareholders of International Bond.

The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to International Bond, Strategic Income or to the shareholders of either fund. The rights and privileges of the former shareholders of International Bond will be effectively unchanged by the Reorganization.

Performance Comparisons of the Funds

The following tables compare the funds' year by-year returns and cumulative total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

ANNUAL TOTAL RETURNS
	(periods ended December 31)
	1998*	1999	2000	2001**
International BondA	2.80%	0.46%	1.49%	-4.46%
Strategic Income	0.13%	6.35%	4.07%	2.83%

*Returns are from May 1, 1998 (commencement of operations of Strategic Income).

**Returns are from January 2, 2001 through June 30, 2001.

APrior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current invest ment policies.

CUMULATIVE TOTAL RETURNS
	(periods ended June 30, 2001)
	1 Year*	3 Years*
International Bond	-1.54%	3.61%
Strategic Income*	5.72%	15.57%

*If FMR had not reimbursed certain expenses during these periods, Strategic Income's returns would have been lower.

The following graph shows the value of a hypothetical $10,000 investment in International Bond and Strategic Income made on May 1, 1998 (commencement of operations of Strategic Income) assuming all distributions were reinvested. The graph compares the cumulative returns of the funds on a monthly basis from May 1, 1998 to June 30, 2001 and illustrates the relative volatility of their performance over shorter periods of time.

The Funds' Fees

Each fund pays its management fees and other expenses separately. The sum of a fund's management fee and other expenses is its "total operating expenses". A fund's total operating expenses, as a percentage of its average net assets, vary from year to year.

Management Fees. Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

Each fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by respective fund's average net assets throughout the month. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The individual fund fee rate is 0.45% for Strategic Income and 0.55% for International Bond. For the 12 months ended June 30, 2001, Strategic Income's total management fee rate was 0.58% and International Bond's total management fee rate was 0.68%. For more information about the funds' current management fees, refer to their prospectuses.

Other Expenses. In addition to the management fee payable by the funds, each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Effective April 8, 1998, FMR has voluntarily agreed to limit the total operating expenses of Strategic Income to 1.10% of average net assets (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). This arrangement may be discontinued by FMR at any time.

International Bond's transfer agent expenses are higher than Strategic Income's due to International Bond's lower average account size. The costs of servicing those accounts will be borne by Strategic Income after the Reorganization but reductions in other non-management fees should offset the higher expenses related to transfer agent services.

The following table shows the fees and expenses of International Bond and Strategic Income for the 12 month period ended June 30, 2001 (unaudited). The table also includes pro forma fees based on the same time period after giving effect to the Reorganization.

Annual Fund Operating Expenses

Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses as of June 30, 2001, adjusted to reflect current fees, and are calculated as a percentage of average net assets of each fund.

	International Bond	Strategic Income	Combined Fund Pro Forma
Shareholder fees (paid by the investor directly)
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load) on redemptions	None	None	None
Small balance maintenance fee (for fund balances under $2,000)	$12.00	$12.00	$12.00
	International Bond	Strategic Income	Combined Fund Pro Forma
Annual fund operating expenses (paid from fund assets)
Management Fees	0.68%	0.58%	0.58%
Distribution and Service (12b-1)	None	None	None
Other Expenses	0.53%	0.37%	0.36%
Total annual fund operating expenses	1.21%	0.95%A	0.94%

AEffective April 8, 1998, FMR has voluntarily agreed to reimburse Strategic Income to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assists, exceed 1.10%. This arrangement may be discontinued by FMR at any time.

Examples of Effect of Fund Expenses

The following table illustrates the expenses of a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

	International Bond	Strategic Income	Combined Fund (Pro Forma)
1 year	$ 123	$ 97	$ 96
3 years	$ 384	$ 303	$ 300
5 years	$ 665	$ 525	$ 520
10 years	$ 1,466	$ 1,166	$ 1,155

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Forms of Organization

Both funds are non-diversified funds of the trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Massachusetts business trust, organized under the same Declaration of Trust, the rights of the security holders of International Bond under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of each fund's statement of additional information called "Description of the Trust."

Investment Objectives and Policies

The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval.

International Bond

International Bond seeks high total investment return.

FMR normally invests at least 65% of the fund's total assets in foreign debt securities. FMR currently intends to limit investments in emerging market issuers to 35% of the fund's assets. The securities of most emerging market issuers as well as some developed market issuers are lower-quality debt securities.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer. In buying and selling securities for the the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value and any short-term trading opportunities resulting from market inefficiencies. FMR's analysis also considers the credit, currency, and economic risks associated with the security and country of its issuer.

Strategic Income

Strategic Income seeks a high level of current income. The fund may also seek capital appreciation.

FMR expects to invest the fund's assets primarily in debt securities, including lower-quality debt securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities. FMR may also invest the fund's assets in equity securities.

The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets. In normal market environments, FMR expects the fund's asset allocation to approximate the neutral mix within a range of plus or minus 10% of assets per category, although there are no absolute limits on the percent of assets invested in each category. FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. By allocating investments across different types of fixed-income securities, FMR attempts to moderate the significant risks of each category through diversification.

The high yield category includes high-yielding, lower-quality debt securities consisting mainly of U.S. securities. The U.S. Government and investment-grade category includes mortgage securities, U.S. Government securities, and other investment-grade U.S. dollar denominated securities. The emerging market category includes corporate and government securities of any quality of issuers located in emerging markets. The foreign developed market category includes corporate and government securities of any quality of issuers located in developed foreign markets.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer. In buying and selling securities for the the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value. In selecting foreign securities, FMR's analysis also considers the credit, currency, and economic risks associated with the security and country of its issuer. FMR may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

COMPARISON OF OTHER POLICIES OF THE FUNDS

Diversification. Each fund is a non-diversified fund. Non-diversified funds have the ability to invest a significant percentage of the fund's assets in a single issuer. As a result changes in market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund. Generally, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer.

Borrowing. As a matter of fundamental policy, both funds may borrow money for temporary or emergency purposes (not for leveraging or investment) and may engage in reverse repurchase agreements provided that the borrowed amounts in combination, do not exceed 33 1/3% of the fund's total assets less liabilities. For these purposes, the funds may borrow money from banks or from other funds advised by FMR.

Lending. Neither fund currently intends to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements.

For more information about the risks and restrictions associated with these policies, see the respective fund's prospectus, and for a more detailed discussion of the funds' investments, see their statements of additional information, which are incorporated herein by reference.

Operations of Strategic Income Following the Reorganization

FMR does not expect Strategic Income to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Strategic Income in their current capacities. The portfolio manager of Strategic Income is expected to continue to be responsible for portfolio management after the Reorganization.

All of the current investments of International Bond are permissible investments for Strategic Income. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by International Bond and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Strategic Income.

Purchases and Redemptions

The price to buy one share of each fund is each fund's net asset value (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV after an investment is received in proper form. Each fund's NAV is normally calculated as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

The price to sell one share of each fund is the fund's NAV. Shares are sold at the next NAV calculated after an order is received in proper form.

On June 29, 2001, International Bond closed to new accounts pending the Reorganization. International Bond shareholders as of that date can continue to purchase shares of the fund. Shareholders of each fund may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Strategic Income will remain unchanged.

Refer to each fund's prospectus for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of the fund for shares of any other Fidelity fund available in a shareholder's state.

Dividends and Other Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in February and December.

On or before the Closing Date, International Bond may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain. It is unlikely that any gains on the sale of securities by International Bond during the period between shareholder approval and the closing date of the merger will generate taxable distributions to shareholders.

Federal Income Tax Consequences of the Reorganization

Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

As of December 31, 2000, International Bond and Strategic Income had capital loss carryforwards for federal income tax purposes of approximately $95,321,000 and $1,310,000, respectively. Under current federal tax law, Strategic Income may be limited to using only a portion, if any, of the capital loss carryforwards transferred by International Bond at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Strategic Income will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Strategic Income will expire between December 31, 2006 and December 31, 2008. The capital loss carryforward attributable to International Bond will expire between December 31, 2002 and December 31, 2008.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of each fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The primary difference between the two funds' investment policies is that International Bond normally holds at least 65% of its total assets in foreign debt securities, including emerging market debt securities, whereas Strategic Income is more diversified, investing in high yield, U.S. Government and investment grade securities, as well as emerging market securities and foreign developed market securities. FMR may also invest Strategic Income's assets in equity securities.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN INTERNATIONAL BOND AND STRATEGIC INCOME.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Strategic Income acquiring as of the Closing Date all of the assets of International Bond in exchange solely for shares of Strategic Income and the assumption by Strategic Income of International Bond's liabilities; and (b) the distribution of shares of Strategic Income to the shareholders of International Bond as provided for in the Agreement.

The assets of International Bond to be acquired by Strategic Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by International Bond, and any deferred or prepaid expenses shown as an asset on the books of International Bond on the Closing Date. Strategic Income will assume from International Bond all liabilities, debts, obligations, and duties of International Bond of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that International Bond will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Strategic Income also will deliver to International Bond the number of full and fractional shares of Strategic Income having an aggregate net asset value equal to the value of the assets of International Bond less the liabilities of International Bond as of the Closing Date. International Bond shall then distribute the Strategic Income shares pro rata to its shareholders.

The value of International Bond's assets to be acquired by Strategic Income and the amount of its liabilities to be assumed by Strategic Income will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in International Bond's then-current prospectus and statement of additional information. The net asset value of a share of Strategic Income will be determined as of the same time using the valuation procedures set forth in its then-current prospectus and statement of additional information.

As of the Closing Date, International Bond will distribute to its shareholders of record the shares of Strategic Income it received, so that each International Bond shareholder will receive the number of full and fractional shares of Strategic Income equal in value to the aggregate net asset value of shares of International Bond held by such shareholder on the Closing Date; International Bond will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Strategic Income in the names of the International Bond shareholders and by transferring thereto shares of Strategic Income. Each International Bond shareholder's account will be credited with the respective pro rata number of full and fractional shares (rounded to the third decimal place) of Strategic Income due that shareholder. Strategic Income shall not issue certificates representing its shares in connection with such exchange.

Accordingly, immediately after the Reorganization, each former International Bond shareholder will own shares of Strategic Income equal to the aggregate net asset value of that shareholder's shares of International Bond immediately prior to the Reorganization. The net asset value per share of Strategic Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

Any transfer taxes payable upon issuance of shares of Strategic Income in a name other than that of the registered holder of the shares on the books of International Bond as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of International Bond is and will continue to be its responsibility up to and including the Closing Date and such later date on which International Bond is liquidated.

Pursuant to its management contract with FMR, International Bond will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to International Bond and Strategic Income due to the Reorganization prior to the Closing Date which will be borne by International Bond and Strategic Income, respectively. Any transaction costs associated with portfolio adjustments to International Bond and Strategic Income due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Strategic Income which occur after the Closing Date will be borne by Strategic Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

In considering the Reorganization, the Board considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) the historical performance of the funds;

(3) the management fees and relative expense ratios of the funds;

(4) the costs to be incurred by each fund as a result of the Reorganization;

(5) the tax consequences of the Reorganization;

(6) the relative size of the funds;

(7) the benefit to FMR and to the shareholders of the funds.

FMR recommended the Reorganization to the Board at a meeting of the board on June 14, 2001. FMR advised the Board that the merger will combine two small funds, creating a single fund with greater assets and lower expenses. Strategic Income will benefit from operational efficiencies resulting from a fund with a larger asset base. The Board also considered that International Bond shareholders would benefit from owning shares of a fund with broader investment policies, lower management fees and total expenses and has experienced better historical performance.

Description of the Securities to be Issued

The trust is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Strategic Income is one of 4 funds of the trust which also includes International Bond. Each share of Strategic Income represents an equal proportionate interest with each other share of the fund, and each such share of Strategic Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Strategic Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's prospectus. Shares are fully paid and nonaccessible, except as set forth in the fund's statement of additional information under the heading "Shareholder Liability."

The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of International Bond's assets for Strategic Income's shares and the assumption of the liabilities of International Bond by Strategic Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. The funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to International Bond and Strategic Income, substantially to the effect that:

(i) The acquisition by Strategic Income of all of the assets of International Bond solely in exchange for Strategic Income shares and the assumption by Strategic Income of International Bond's liabilities, followed by the distribution by International Bond of Strategic Income shares to the shareholders of International Bond pursuant to the liquidation of International Bond and constructively in exchange for their International Bond shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and International Bond and Strategic Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by International Bond upon the transfer of all of its assets to Strategic Income in exchange solely for Strategic Income shares and Strategic Income's assumption of International Bond's liabilities, followed by International Bond's subsequent distribution of those shares to shareholders in liquidation of International Bond;

(iii) No gain or loss will be recognized by Strategic Income upon the receipt of the assets of International Bond in exchange solely for Strategic Income shares and its assumption of International Bond's liabilities;

(iv) The shareholders of International Bond will recognize no gain or loss upon the exchange of their International Bond shares solely for Strategic Income shares;

(v) The basis of International Bond's assets in the hands of Strategic Income will be the same as the basis of those assets in the hands of International Bond immediately prior to the Reorganization, and the holding period of those assets in the hands of Strategic Income will include the holding period of those assets in the hands of International Bond;

(vi) The basis of International Bond shareholders in Strategic Income shares will be the same as their basis in International Bond shares to be surrendered in exchange therefor; and

(vii) The holding period of the Strategic Income shares to be received by the International Bond shareholders will include the period during which the International Bond shares to be surrendered in exchange therefor were held, provided such International Bond shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of International Bond should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of June 30, 2001 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	NAV Per Share	Shares Outstanding
International Bond	$ 68,816,274	$ 7.88	8,729,720
Strategic Income	$ 73,093,293	$ 9.15	7,990,543
Combined Fund Pro Forma	$ 141,909,567	$ 9.15	15,511,447

Conclusion

The Agreement and the transactions provided for therein were approved by the Board of the Trustees of the trust at a meeting held on June 14, 2001. The Board determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of shareholders of International Bond and Strategic Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, International Bond will continue to engage in business as a fund of a registered investment company and trust's Board will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT STRATEGIC INCOME

Strategic Income's prospectus dated February 28, 2001 and supplement dated June 11, 2001, is enclosed with this Proxy Statement and is incorporated herein by reference. The prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. This proxy statement also contains Strategic Income's financial highlights for the three fiscal periods ended December 31, 2000, which have been updated to include the semiannual unaudited data for the six months ended June 30, 2001, as shown below:

Financial Highlights
	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.130	$ 9.440	$ 9.520	$ 10.000
Income from Investment Operations Net investment income D	.328 G	.729	.709	.469
Net realized and unrealized gain (loss)	(.026) G	(.363)	(.125)	(.466)
Total from investment operations	.302	.366	.584	.003
Less Distributions
From net investment income	(.282)	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.150	$ 9.130	$ 9.440	$ 9.520
Total Return B, C	3.31%	4.07%	6.35%	0.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 73,093	$ 63,242	$ 41,417	$ 24,261
Ratio of expenses to average net assets before expense reductions	.98% A	.99%	1.20%	1.64% A
Ratio of expenses to average net assets after voluntary waivers	.98% A	.99%	1.10%	1.10% A
Ratio of expenses to average net assets after all expense reductions	.97% A, F	.99%	1.10%	1.09% A, F
Ratio of net investment income to average net assets	7.15% A, G	7.94%	7.55%	7.40% A
Portfolio turnover rate	174% A	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.006 and increase net realized and unrealized gain (loss) per share by $.006. Without this change the Ratio of net investment income to average net assets would have been 7.29%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Strategic Income shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

Experts. The audited financial statements of International Bond and Strategic Income incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended December 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. The trust is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.

Please advise Fidelity School Street Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the Strategic Income Prospectus you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Attachment 1

EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY STRATEGIC INCOME FUND DATED DECEMBER 31, 2000.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity Strategic Income	4.07%	3.92%
Fidelity Strategic Income Composite	3.45%	3.22%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $11,081 - a 10.81% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,677 - a 3.23% decrease. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,884 - an 8.84% increase.

* Currently 40% high-yield, 30% U.S. government and investment-grade bonds, 15% emerging-markets, and 15% foreign developed-markets.

The following is an interview with John Carlson, Lead Portfolio Manager of Fidelity Strategic Income Fund, with additional comments from Kevin Grant on U.S. government and investment-grade securities; Mark Notkin on high-yield securities; and Ian Spreadbury on foreign developed-market securities. John Carlson also manages the emerging-markets portion of the fund.

Q. How did the fund perform, John?

J.C. For the 12 months that ended December 31, 2000, the fund returned 4.07%. The multi-sector income funds average, as tracked by Lipper Inc. returned 0.01%, while the Fidelity Strategic Income Composite benchmark returned 3.45% during the same period.

Q. Why did the fund outperform its benchmarks?

J.C. Each of the four subportfolios that make up the fund surpassed its respective benchmark. The portfolio managers will detail how they managed their subportfolios and were able to achieve this success.

Q. Kevin, how did the U.S. government bond market fare?

K.G. The past year was a good one for the U.S. Treasuries market. Stock market uncertainty coupled with fears that the U.S. economy was slowing led investors to seek safety in U.S. government-backed securities. The U.S. Treasury used its large budget surplus to reduce Treasury bill, note and bond auctions and continue its high-coupon bond buyback program. These factors combined to create a shortage in an asset class that was much in demand. By mid-year, the markets began to anticipate that interest rates would be eased. As the third quarter progressed, fears of inflation lessened, while concerns of recession came to the forefront as many large companies pre-announced earnings misses. Looking ahead, I believe that the U.S. budget surplus and low inflationary pressures will continue to be key factors in keeping U.S. Treasuries in short supply.

Q. Mark, what drove the high-yield subportfolio's outperformance?

M.N. Despite weakness in the market driven by a slowing U.S. economy and expectations of increasing default rates, the subportfolio significantly outperformed its benchmark mainly due to superior security selection. Positive contributors included securities of Winstar, VoiceStream and Chancellor Media. Bonds of Winstar, a wireless CLEC (competitive local exchange carrier), benefited from a refinancing of its capital structure earlier in the year. The fund sold the position prior to year-end. Securities of VoiceStream, a national wireless operator, rose due to strong industry fundamentals, solid execution and an announced merger with Deutsche Telecom. Chancellor Media was acquired by Clear Channel Communications, making it one of the largest outdoor media companies in the world. The subportfolio was negatively affected by an overweighted position in telecommunications and an underweighting in energy, but this was more than offset by an overweighting in broadcasting and underweighted positions in the automotive, steel and entertainment sectors. My outlook for the high-yield market is cautiously optimistic. While economic growth has clearly slowed, credit spreads have reached levels not seen since the end of 1990 when the economy was in a recession. High absolute yields and wide credit spreads should attract investors and increase demand for high-yield securities.

Q. John, how did the emerging-markets debt subportfolio surpass its benchmark?

J.C. Restructurings, politics and the intervention of the International Monetary Fund (IMF) were significant drivers of emerging-markets debt this year. Restructuring stories included the top two performers in the index - Ecuador and Russia. After a default in 1999 and a military coup in January, Ecuador's new president introduced crucial economic reforms including the adoption of the U.S. dollar as its currency. In July, the country reached a restructuring agreement with its private creditors and emerged from default. Russia also completed a restructuring of its external debt. In addition, the country elected its second president since the fall of communism. Continued reforms, current account surpluses and a massive reserve stockpiling helped bolster its debt prices. As reforms and restructurings in Russia and Ecuador were shaping up, I overweighted both positions relative to the benchmark, which contributed significantly to absolute and relative performance. The most noteworthy political event in emerging markets was Mexico's July elections, in which power was successfully transitioned from a party that had ruled the country for over 70 years. Finally, the proactive intervention of the IMF - in Argentina to provide liquidity and help bolster confidence, and in Turkey to stave off a banking crisis - was of critical importance.

Q. Ian, what events affected non-U.S. developed-country debt?

I.S. Economic growth in the United Kingdom peaked mid-year as the economy began to slow in the third and fourth quarters. Supply considerations led to strong performance in government bonds, especially longer-dated bonds, while heavy merger activity and equity volatility led to poor performance in lower-rated corporate bonds. As a result, I increased exposure to longer-dated government bonds in the first half of 2000. The euro-market countries did not follow the same economic cycle, although economic growth showed signs of peaking in the third quarter. I reduced exposure to corporate bonds since the high level of new issuance - combined with equity volatility, increased merger activity and mobile telephone auctions - led to relatively weak performance in corporate bonds. In Japan, the fund remained invested in euro-yen bonds and I kept duration short since yields were low. The Canadian economy was strong and the portfolio invested in government securities due to limited supply and quality constraints of corporate bonds. My outlook for the developed-country market is generally positive with the exception of Japan. If the U.S. avoids an economic "hard landing," the outlook for global government and corporate bond markets is good.

Q. John, what's your outlook for the fund?

J.C. I remain constructive on global markets. With that in mind, the fund will maintain its strategic allocations among the four subportfolios. In the high-yield and emerging-markets subportfolios, we will focus Fidelity's research efforts on selecting companies and countries positioned to outperform across a broad range of scenarios. I also anticipate that the foreign developed markets and investment-grade subportfolios will continue to provide the currency diversification and liquidity benefits that make them so valuable when the economic outlook is uncertain.

The views expressed in this report reflect those of the portfolio managers only through December 31, 2000 and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of October 22, 2001, by and between Fidelity International Bond Fund (International Bond) and Fidelity Strategic Income Fund (Strategic Income), funds of Fidelity School Street Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Strategic Income and International Bond may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of International Bond to Strategic Income solely in exchange for shares of beneficial interest in Strategic Income (the Strategic Income Shares) and the assumption by Strategic Income of International Bond's liabilities; and (b) the constructive distribution of such shares by International Bond pro rata to its shareholders in complete liquidation and termination of International Bond in exchange for all of International Bond's outstanding shares. International Bond shall receive shares of Strategic Income having an aggregate net asset value equal to the value of the assets of International Bond on the closing date (as defined in section 6), which International Bond shall then distribute pro rata to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL BOND. International Bond represents and warrants to and agrees with Strategic Income that:

(a) International Bond is a series of Fidelity School Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity School Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The prospectus and statement of additional information of International Bond dated February 28, 2001 and supplement to the prospectus, dated June 22, 2001, previously furnished to Strategic Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of International Bond, threatened against International Bond which assert liability on the part of International Bond. International Bond knows of no facts which might form the basis for the institution of such proceedings;

(e) International Bond is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of International Bond, of any agreement, indenture, instrument, contract, lease, or other undertaking to which International Bond is a party or by which International Bond is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which International Bond is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of International Bond at December 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Strategic Income together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended June 30, 2001. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) International Bond has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2000 and those incurred in the ordinary course of International Bond's business as an investment company since December 31, 2000;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity School Street Trust on Form N-14 relating to the shares of Strategic Income issuable hereunder and the proxy statement of International Bond included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to International Bond (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to International Bond, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of International Bond (other than this Agreement) will be terminated without liability to International Bond prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by International Bond of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) International Bond has filed or will file all federal and state tax returns which, to the knowledge of International Bond's officers, are required to be filed by International Bond and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of International Bond's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) International Bond has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of International Bond are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonaccessible as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of International Bond will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Strategic Income in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, International Bond will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of International Bond to be transferred to Strategic Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of International Bond's portfolio securities and any such other assets as contemplated by this Agreement, Strategic Income will acquire International Bond's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Strategic Income) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of International Bond, and this Agreement constitutes a valid and binding obligation of International Bond enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF STRATEGIC INCOME. Strategic Income represents and warrants to and agrees with International Bond that:

(a) Strategic Income is a series of Fidelity School Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity School Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The prospectus and statement of additional information of Strategic Income, dated February 28, 2001 and supplement to the prospectus dated June 11, 2001, previously furnished to International Bond did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Strategic Income, threatened against Strategic Income which assert liability on the part of Strategic Income. Strategic Income knows of no facts which might form the basis for the institution of such proceedings;

(e) Strategic Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Strategic Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Strategic Income is a party or by which Strategic Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Strategic Income is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Strategic Income at December 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to International Bond together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended June 30, 2001. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Strategic Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2000 and those incurred in the ordinary course of Strategic Income's business as an investment company since December 31, 2000;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Strategic Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Strategic Income has filed or will file all federal and state tax returns which, to the knowledge of Strategic Income's officers, are required to be filed by Strategic Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Strategic Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Strategic Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on December 31, 2001;

(k) As of the Closing Date, the shares of beneficial interest of Strategic Income to be issued to International Bond will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonaccessible (except as disclosed in the Fund's Statement of Additional Information) by Strategic Income, and no shareholder of Strategic Income will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Strategic Income, and this Agreement constitutes a valid and binding obligation of Strategic Income enforceable in accordance with its terms, subject to approval by the shareholders of International Bond;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Strategic Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Strategic Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Strategic Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Strategic Income have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of International Bond and to the other terms and conditions contained herein, International Bond agrees to assign, sell, convey, transfer, and deliver to Strategic Income as of the Closing Date all of the assets of International Bond of every kind and nature existing on the Closing Date. Strategic Income agrees in exchange therefor: (i) to assume all of International Bond's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to International Bond the number of full and fractional shares of Strategic Income having an aggregate net asset value equal to the value of the assets of International Bond transferred hereunder, less the value of the liabilities of International Bond, determined as provided for under Section 4.

(b) The assets of International Bond to be acquired by Strategic Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by International Bond, and any deferred or prepaid expenses shown as an asset on the books of International Bond on the Closing Date. International Bond will pay or cause to be paid to Strategic Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Strategic Income hereunder, and Strategic Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of International Bond to be assumed by Strategic Income shall include (except as otherwise provided for herein) all of International Bond's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, International Bond agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, International Bond will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Strategic Income Shares in exchange for such shareholders' shares of beneficial interest in International Bond and International Bond will be liquidated in accordance with International Bond's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Strategic Income's share transfer books in the names of the International Bond shareholders and transferring the Strategic Income Shares thereto. Each International Bond shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Strategic Income Shares due that shareholder. All outstanding International Bond shares, including any represented by certificates, shall simultaneously be canceled on International Bond's share transfer records. Strategic Income shall not issue certificates representing the Strategic Income Shares in connection with the Reorganization.

(e) Any reporting responsibility of International Bond is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Strategic Income shares in a name other than that of the registered holder on International Bond's books of the International Bond shares constructively exchanged for the Strategic Income Shares shall be paid by the person to whom such Strategic Income Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Strategic Income will deliver to International Bond the number of Strategic Income Shares having an aggregate net asset value equal to the value of the assets of International Bond transferred hereunder less the liabilities of International Bond, determined as provided in this Section 4.

(c) The net asset value per share of the Strategic Income Shares to be delivered to International Bond, the value of the assets of International Bond transferred hereunder, and the value of the liabilities of International Bond to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Strategic Income Shares shall be computed in the manner set forth in the then-current Strategic Income prospectus and statement of additional information, and the value of the assets and liabilities of International Bond shall be computed in the manner set forth in the then-current International Bond prospectus and statement of additional information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for International Bond and Strategic Income.

5. FEES; EXPENSES.

(a) International Bond shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Strategic Income will be borne by Strategic Income.

(b) Each of Strategic Income and International Bond represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on January 17, 2002, or at some other time, date, and place agreed to by International Bond and Strategic Income (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of International Bond and the net asset value per share of Strategic Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF INTERNATIONAL BOND.

(a) International Bond agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Strategic Income as herein provided, adopting this Agreement, and authorizing the liquidation of International Bond.

(b) International Bond agrees that as soon as reasonably practicable after distribution of the Strategic Income Shares, International Bond shall be terminated as a series of Fidelity School Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date International Bond shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF STRATEGIC INCOME.

The obligations of Strategic Income hereunder shall be subject to the following conditions:

(a) That International Bond furnishes to Strategic Income a statement, dated as of the Closing Date, signed by an officer of the trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of International Bond made in this Agreement are true and correct in all material respects and that International Bond has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That International Bond furnishes Strategic Income with copies of the resolutions, certified by an officer of the trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of International Bond;

(c) That, on or prior to the Closing Date, International Bond will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of International Bond substantially all of International Bond's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That International Bond shall deliver to Strategic Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on International Bond's behalf by its Treasurer or Assistant Treasurer;

(e) That International Bond's custodian shall deliver to Strategic Income a certificate identifying the assets of International Bond held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Strategic Income; (ii) International Bond's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That International Bond's transfer agent shall deliver to Strategic Income at the Closing a certificate setting forth the number of shares of International Bond outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That International Bond calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Strategic Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of International Bond;

(h) That International Bond delivers to Strategic Income a certificate of an officer of Fidelity School Street Trust, dated as of the Closing Date, that there has been no material adverse change in International Bond's financial position since December 31, 2000, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of International Bond shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of International Bond or its transfer agent by Strategic Income or its agents shall have revealed otherwise, International Bond shall have taken all actions that in the opinion of Strategic Income are necessary to remedy any prior failure on the part of International Bond to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF INTERNATIONAL BOND.

The obligation of International Bond hereunder shall be subject to the following conditions:

(a) That Strategic Income shall have executed and delivered to International Bond an Assumption of Liabilities, certified by an officer of Fidelity School Street Trust, dated as of the Closing Date pursuant to which Strategic Income will assume all of the liabilities of International Bond existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Strategic Income furnishes to International Bond a statement, dated as of the Closing Date, signed by an officer of Fidelity School Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Strategic Income made in this Agreement are true and correct in all material respects, and Strategic Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That International Bond shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to International Bond and Strategic Income, to the effect that the Strategic Income Shares are duly authorized and upon delivery to International Bond as provided in this Agreement will be validly issued and will be fully paid and nonaccessible by Strategic Income (except as disclosed in Strategic Income's statement of additional information) and no shareholder of Strategic Income has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF STRATEGIC INCOME AND INTERNATIONAL BOND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of International Bond;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Strategic Income or International Bond to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Strategic Income or International Bond, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Strategic Income and International Bond, threatened by the Commission; and

(f) That Strategic Income and International Bond shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Strategic Income and International Bond that for federal income tax purposes:

(i) The Reorganization will be a reorganization under Section 368(a)(1)(C) of the Code, and International Bond and Strategic Income will each be parties to the Reorganization under Section 368(b) of the Code;

(ii) No gain or loss will be recognized by International Bond upon the transfer of all of its assets to Strategic Income in exchange solely for the Strategic Income Shares and the assumption of International Bond's liabilities followed by the distribution of those Strategic Income Shares to the shareholders of International Bond in liquidation of International Bond;

(iii) No gain or loss will be recognized by Strategic Income on the receipt of International Bond's assets in exchange solely for the Strategic Income Shares and the assumption of International Bond's liabilities;

(iv) The basis of International Bond's assets in the hands of Strategic Income will be the same as the basis of such assets in International Bond's hands immediately prior to the Reorganization;

(v) Strategic Income's holding period in the assets to be received from International Bond will include International Bond's holding period in such assets;

(vi) An International Bond shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in International Bond for the Strategic Income Shares in the Reorganization;

(vii) An International Bond shareholder's basis in the Strategic Income Shares to be received by him or her will be the same as his or her basis in the International Bond shares exchanged therefor; and

(viii) An International Bond shareholder's holding period for his or her Strategic Income Shares will include the holding period of International Bond shares exchanged, provided that those International Bond shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither International Bond nor Strategic Income may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF STRATEGIC INCOME AND INTERNATIONAL BOND.

(a) Strategic Income and International Bond each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) International Bond covenants that it is not acquiring the Strategic Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) International Bond covenants that it will assist Strategic Income in obtaining such information as Strategic Income reasonably requests concerning the beneficial ownership of International Bond's shares; and

(d) International Bond covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, International Bond will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Strategic Income and International Bond may terminate this Agreement by mutual agreement. In addition, either Strategic Income or International Bond may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of International Bond or Strategic Income, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President or Treasurer of Strategic Income or International Bond; provided, however, that following the shareholders' meeting called by International Bond pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Strategic Income Shares to be paid to International Bond shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Expect as otherwise provided herein, either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of the Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually, to the Trustees of such Fund or to any series of the trust.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

International Bond

Funds

Fidelity® International Bond Fund

(fund number 451, trading symbol FGBDX)

Fidelity New Markets Income Fund

(fund number 331, trading symbol FNMIX)

Prospectus

February 28, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	3	Investment Summary
	44	Performance
	45	Fee Table
Fund Basics	48	Investment Details
	51	Valuing Shares
Shareholder Information	53	Buying and Selling Shares
	59	Exchanging Shares
	59	Account Features and Policies
	63	Dividends and Capital Gain Distributions
	64	Tax Consequences
Fund Services	65	Fund Management
	67	Fund Distribution
Appendix	68	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

International Bond Fund seeks high total investment return.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 65% of total assets in foreign debt securities.
  Investing up to 35% of assets in securities of emerging market issuers, which are often lower-quality debt securities.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit, currency, and economic risks of the security and its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Investment Objective

New Markets Income Fund seeks high current income. As a secondary objective, the fund seeks capital appreciation.

Prospectus

Fund Summary - continued

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing at least 65% of total assets in debt securities of issuers in emerging markets (countries that have an emerging stock market as defined by Standard & Poor's® (S&P®), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics).
  Potentially investing in other types of securities, including equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit, currency, and economic risks of the security and its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

Fund Summary - continued

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. New Markets Income also compares its performance to the performance of an additional index over various periods of time. Data for the additional index for New Markets Income is available only from December 31, 1993 to the present. Prior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

International Bond
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	12.77%	4.40%	21.91%	-16.31%	6.66%	3.35%	-1.21%	6.33%	0.46%	1.49%

During the periods shown in the chart for International Bond, the highest return for a quarter was 5.78% (quarter ended December 31, 1993) and the lowest return for a quarter was -11.29% (quarter ended March 31, 1994).

New Markets Income
Calendar Years	1994	1995	1996	1997	1998	1999	2000
	-16.55%	7.97%	41.39%	17.52%	-22.38%	36.69%	14.38%

During the periods shown in the chart for New Markets Income, the highest return for a quarter was 19.72% (quarter ended September 30, 1994) and the lowest return for a quarter was -29.19% (quarter ended September 30, 1998).

Prospectus

Fund Summary - continued

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years/Life of fund
International Bond	1.49%	2.05%	3.55%
Salomon Smith Barney Non-US Dollar World Gov't Bond Index	-2.63%	1.64%	6.78%
Lipper International Income Funds Average	1.46%	3.33%	4.93%
New Markets Income	14.38%	15.06%	12.83%A
J.P. Morgan Emerging Markets Bond Index	14.63%	14.08%	13.43%A
J.P. Morgan Emerging Markets Bond Index Global	14.41%	13.73%	--
Lipper Emerging Markets Debt Funds Average	10.09%	11.30%	--

A From May 4, 1993.

If FMR had not reimbursed certain fund expenses during these periods, New Markets Income's returns would have been lower.

Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is a market value-weighted index that is designed to represent the performance of 16 world government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of one year or more.

J.P. Morgan Emerging Markets Bond Index is a market value-weighted index of U.S. dollar-denominated sovereign restructured debt issues.

J.P. Morgan Emerging Markets Bond Index Global is a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 180 days (as a % of amount redeemed) for New Markets Income only	1.00%
Annual account maintenance fee (for accounts under $2,000)	$12.00

Annual fund operating expenses (paid from fund assets)

International Bond	Management fee	0.68%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.58%
	Total annual fund operating expenses	1.26%
New Markets Income	Management fee	0.68%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.32%
	Total annual fund operating expensesA	1.00%

A Effective May 4, 1993, FMR has voluntarily agreed to reimburse New Markets Income to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.20%. This arrangement may be discontinued by FMR at any time.

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 1.25% for International Bond and 0.99% for New Markets Income.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Prospectus

Fund Summary - continued

International Bond	1 year	$ 128
	3 years	$ 400
	5 years	$ 692
	10 years	$ 1,523
New Markets Income	1 year	$ 102
	3 years	$ 318
	5 years	$ 552
	10 years	$ 1,225

Prospectus

Fund Basics

Investment Details

Investment Objective

International Bond Fund seeks high total investment return.

Principal Investment Strategies

FMR normally invests at least 65% of the fund's total assets in foreign debt securities.

FMR currently intends to limit investments in emerging market issuers to 35% of the fund's assets. The securities of most emerging market issuers as well as some developed market issuers are lower-quality debt securities.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value and any short-term trading opportunities resulting from market inefficiencies. FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

New Markets Income Fund seeks high current income. As a secondary objective, the fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 65% of the fund's total assets in debt securities of issuers in emerging markets. Emerging markets include countries that have an emerging stock market as defined by S&P, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, countries in the J.P. Morgan Emerging Markets Bond Index Global and Hong Kong are considered to be emerging. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

FMR may also invest in equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although FMR may invest up to 35% of the fund's total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets.

Prospectus

Fund Basics - continued

FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value and any short-term trading opportunities resulting from market inefficiencies. FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of each fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Basics - continued

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Prospectus

Fund Basics - continued

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

International Bond Fund seeks high total investment return by investing principally in debt securities issued anywhere in the world.

New Markets Income Fund seeks high current income. As a secondary objective, the fund seeks capital appreciation.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Minimums
To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of International Bond is the fund's NAV. The price to sell one share of New Markets Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

New Markets Income will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 180 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

Prospectus

Shareholder Information - continued

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Prospectus

Shareholder Information - continued

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Prospectus

Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Prospectus

Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Prospectus

Shareholder Information - continued

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in February and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

Shareholder Information - continued

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of January 31, 2001, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2000, FIIA had approximately $6.5 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 2000, FIIA(U.K.)L had approximately $4.1 billion in discretionary assets under management. Currently, FIIA(U.K.)L is primarily responsible for choosing certain types of investments for International Bond. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for New Markets Income.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for each fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

FMRC serves as a sub-adviser for each fund. FMRC is primarily responsible for choosing investments for New Markets Income. FMRC is primarily responsible for choosing certain types of investments for International Bond.

John Carlson is vice president and lead manager of International Bond, which he has managed since February 1998, and vice president and manager of New Markets Income, which he has managed since June 1995. He also manages the emerging markets investments of International Bond and manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 to 1995.

Prospectus

Fund Services - continued

Ian Spreadbury is vice president of International Bond and manager of investment-grade developed country investments, which he has managed since February 1998. He also manages other Fidelity funds. Mr. Spreadbury joined Fidelity Investments in 1995 as a fund manager and director of Fixed Income. Prior to joining Fidelity, he was a senior fund manager for Legal & General Investment Management LTD.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2000, the group fee rate was 0.1268%. The individual fund fee rate is 0.55% for International Bond and New Markets Income.

The total management fee for the fiscal year ended December 31, 2000, was 0.68% of the fund's average net assets for International Bond and 0.68% of the fund's average net assets for New Markets Income.

FMR pays FMRC, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Prospectus

Fund Services - continued

Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

International Bond

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 8.670	$ 9.120	$ 9.090	$ 9.710	$ 9.940
Income from Investment Operations
 Net investment income	.450 B	.501 B	.518 B	.497 B	.550
Net realized and unrealized gain (loss)	(.336)	(.469)	.034	(.621)	(.234)
Total from investment operations	.114	.032	.552	(.124)	.316
Less Distributions
From net investment income	(.234)	(.324)	(.172)	(.150)	(.096)
Return of capital	(.190)	(.158)	(.350)	(.346)	(.450)
Total distributions	(.424)	(.482)	(.522)	(.496)	(.546)
Net asset value, end of period	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710
Total Return A,D	1.49%	0.46%	6.33%	(1.21)%	3.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 69,238	$ 67,102	$ 74,140	$ 78,382	$ 113,631
Ratio of expenses to average net assets	1.26%	1.27%	1.26%	1.27%	1.22%
Ratio of expenses to average net assets after expense reductions	1.25% C	1.27%	1.25% C	1.27%	1.22%
Ratio of net investment income to average net assets	5.43%	5.75%	5.75%	5.36%	6.09%
Portfolio turnover rate	127%	189%	246%	74%	91%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

D Prior to February 27, 1998, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policy.

Prospectus

Appendix - continued

New Markets Income

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.130	$ 8.990	$ 12.970	$ 12.960	$ 9.950
Income from Investment Operations
 Net investment income	1.092 B	.975 B	1.201 B	1.065 B	.866
Net realized and unrealized gain (loss)	.452	2.162	(3.980)	1.105	3.035
Total from investment operations	1.544	3.137	(2.779)	2.170	3.901
Less Distributions
From net investment income	(1.080)	(1.010)	(1.022)	(1.318)	(.932)
In excess of net investment income	(.216)	-	-	-	-
From net realized gain	-	-	-	(.870)	-
Return of capital	-	-	(.195)	-	-
Total distributions	(1.296)	(1.010)	(1.217)	(2.188)	(.932)
Redemption fees added to paid in capital	.012	.013	.016	.028	.041
Net asset value, end of period	$ 11.390	$ 11.130	$ 8.990	$ 12.970	$ 12.960
Total Return A	14.38%	36.69%	(22.38)%	17.52%	41.39%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 266,329	$ 219,355	$ 207,842	$ 380,835	$ 310,145
Ratio of expenses to average net assets	1.00%	1.07%	1.13%	1.08%	1.09%
Ratio of expenses to average net assets after expense reductions	.99% C	1.07%	1.13%	1.08%	1.09%
Ratio of net investment income to average net assets	9.41%	9.88%	10.50%	7.56%	7.68%
Portfolio turnover rate	278%	273%	488%	656%	405%

A The total return would have been lower had certain expenses not been reduced during the period shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-2676

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a registered service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.540377.103 GLO/NMI-pro-0201

Supplement to Fidelity International Bond Funds February 28, 2001 Prospectus

Proposed Reorganization The Board of Trustees of Fidelity School Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity International Bond Fund and Fidelity Strategic Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity International Bond Fund solely in exchange for the number of shares of Fidelity Strategic Income Fund equal in value to the relative net asset value of the outstanding shares of Fidelity International Bond Fund. Following such exchange, Fidelity International Bond Fund will distribute the Fidelity Strategic Income Fund shares to its shareholders pro rata, in liquidation of Fidelity International Bond Fund as provided in the Agreement(the transaction contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a majority of the outstanding voting securities of Fidelity International Bond Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity International Bond Fund will be held on December 19, 2001, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity International Bond Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Strategic Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about January 17, 2002. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity International Bond Fund's shareholders fail to approve the Agreement, Fidelity International Bond Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity International Bond Fund.

GLO/NMI-01-02 June 22, 2001
1.711501.107

Effective the close of business on June 29, 2001, new positions in Fidelity International Bond Fund may no longer be opened pending the Reorganization. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on June 29, 2001, generally will not be allowed to buy shares of the fund except that new fund positions may be opened by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by June 29, 2001.

The following information replaces the biographical information for John Carlson found in the "Fund Management" section beginning on page 26.

William Eigen is lead manager of International Bond, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. Eigen has worked as a director in the Fixed-Income and Asset Allocation Fund Analysis group and portfolio manager.

John Carlson is vice president and manager of New Markets Income, which he has managed since June 1995. He is also vice president of International Bond and manages the emerging markets investments of the fund. He also manages other Fidelity funds. Mr. Carlson joined Fidelity in 1995 as a portfolio manager.

FIDELITY® INTERNATIONAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND

Funds of Fidelity School Street Trust

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 28, 2001, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

GLO/NMI-ptb-0201
1.540394.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Fidelity International Bond Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(4) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities, or by foreign governments or their political subdivisions, or by supranational organizations) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following limitations are not fundamental, and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.

For purposes of normally investing at least 65% of the fund's total assets in foreign debt securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Fidelity New Markets Income Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.

For purposes of normally investing at least 65% of the fund's total assets in debt securities of issuers in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

Central Money Market Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Not Considered to Be Emerging. As of December 31, 2000, the following countries and markets are not considered to be emerging: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's®,or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Issuer Location. FMR determines where an issuer is located by considering various factors. The issuer of a security is considered to be located in a particular country or market if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country or market; (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country; or (4) a third party has included the security in an index representative of that country or market.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in U.S. securities for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

Currency.Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. On June 19, 2000, Greece's application for membership in the EMU was accepted by the EU Council of Ministers. This action will expand the number of members of the EU's single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency. The result of this vote has likely set back the plans of the Prime Ministers of Sweden and The United Kingdom to place a similar referendum on euro membership before their voters. Similarly, the Danish vote has been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the weakened currency.

Political. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the eurorisk being left farther behind.

Foreign Trade. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in 1999 and the first ten months of 2000, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past three years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

Currency.Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

Natural Disasters. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

Political. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed.

Social Unrest. While recent reforms have begun to improve living conditions of many of the region's populations, Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have been slow to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

Economic. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

Foreign Trade. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

Currency.As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

Sovereign Debt. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

Natural Resources Dependency. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

Natural Disasters. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

Financial Reporting Standards. Local rules governing local financial reporting have become more strict in recent years and many companies have gained listing on the New York Stock Exchange or NASDAQ which requires compliance with U.S. reporting standards. Nevertheless, rules for disclosing financial information by companies listed on local exchanges are less stringent than those of the U.S., which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 2,041 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

South Africa. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 20th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Each fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for a fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2000 and 1999, the portfolio turnover rates were 127% and 189%, respectively, for International Bond and 278% and 273%, respectively, for New Markets Income.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. The following table shows the brokerage commissions paid by New Markets Income. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. For the fiscal years ended December 31, 2000, 1999, and 1998, International Bond paid no brokerage commissions.

The following table shows the total amount of brokerage commissions paid by New Markets Income.

	Fiscal Year Ended	Total Amount Paid
New Markets Income	December 31
2000		$ 24,599
1999		52,147
1998		35,640

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended 2000.

	Fiscal Year Ended 2000	$ Amount of Commissions Paid to Firms for Providing Research Services*	$ Amount of Brokerage Transactions Involved*
New Markets Income	December 31	24,599	21,977,947

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

For the fiscal year ended December 31, 2000, International Bond paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect New Markets Income's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small account fee. Excluding a fund's short-term trading fee or small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

Historical Fund Results. The following table shows each fund's yield and returns for the fiscal periods ended December 31, 2000.

		Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	One Year	Five Years	Ten Years/ Life of Fund	One Year	Five Years	Ten Years/ Life of Fund
International Bond	5.22%	1.49%	2.05%	3.55%	1.49%	10.68%	41.79%
New Markets Income	11.77%	14.38%	15.06%	12.83%*	14.38%	101.66%	152.27%*

* From May 4, 1993 (commencement of operations).

Note: If FMR had not reimbursed certain fund expenses during these periods, New Markets Income's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in debt securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended December 31, 2000 or life of fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

During the 10-year period ended December 31, 2000, a hypothetical $10,000 investment in International Bond would have grown to $14,179.

INTERNATIONAL BOND					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 7,346	$ 6,629	$ 204	$ 14,179	$ 49,995	$ 51,490	$ 13,012
1999	$ 7,619	$ 6,141	$ 211	$ 13,971	$ 55,003	$ 54,036	$ 12,578
1998	$ 8,014	$ 5,671	$ 222	$ 13,907	$ 45,440	$ 42,504	$ 12,250
1997	$ 7,988	$ 4,870	$ 221	$ 13,079	$ 35,341	$ 35,998	$ 12,055
1996	$ 8,533	$ 4,470	$ 236	$ 13,239	$ 26,500	$ 28,831	$ 11,854
1995	$ 8,735	$ 3,834	$ 242	$ 12,811	$ 21,552	$ 22,401	$ 11,472
1994	$ 8,682	$ 3,089	$ 240	$ 12,011	$ 15,665	$ 16,385	$ 11,188
1993	$ 11,081	$ 2,987	$ 284	$ 14,352	$ 15,461	$ 15,608	$ 10,897
1992	$ 9,965	$ 1,808	$ 0	$ 11,773	$ 14,046	$ 13,341	$ 10,605
1991	$ 10,457	$ 820	$ 0	$ 11,277	$ 13,048	$ 12,434	$ 10,306

Explanatory Notes: With an initial investment of $10,000 in International Bond on January 1, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18,266. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,779 for dividends and $237 for capital gain distributions. Prior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

During the period from May 4, 1993 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in New Markets Income would have grown to $25,227.

NEW MARKETS INCOME					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 11,390	$ 12,390	$ 1,447	$ 25,227	$ 34,629	$ 36,596	$ 12,090
1999	$ 11,130	$ 9,510	$ 1,414	$ 22,054	$ 38,098	$ 38,405	$ 11,688
1998	$ 8,990	$ 6,002	$ 1,142	$ 16,134	$ 31,474	$ 30,209	$ 11,382
1997	$ 12,970	$ 6,169	$ 1,647	$ 20,786	$ 24,479	$ 25,585	$ 11,201
1996	$ 12,960	$ 4,339	$ 388	$ 17,687	$ 18,355	$ 20,491	$ 11,014
1995	$ 9,950	$ 2,262	$ 298	$ 12,510	$ 14,928	$ 15,921	$ 10,660
1994	$ 10,190	$ 1,091	$ 305	$ 11,586	$ 10,850	$ 11,645	$ 10,396
1993*	$ 13,070	$ 632	$ 182	$ 13,884	$ 10,709	$ 11,093	$ 10,125

* From May 4, 1993 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in New Markets Income on May 4, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $23,700. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,802 for dividends and $1,240 for capital gain distributions. The figures in the table do not include the effect of New Markets Income's 1.00% short-term trading fee applicable to shares held less than 180 days.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND
NATIONAL STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 2000. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

Market Capitalization. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $10.6 billion in 1999 to $10.9 billion in 2000.

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of each market is measured in billions of U.S. dollars as of December 31, 2000.

Total Market Capitalization
Australia	$ 263.6	Japan	$ 2,268.5
Austria	$ 24.7	Malaysia	$ 65.4
Belgium	$ 88.4	Netherlands	$ 518.3
Canada	$ 520.5	Norway	$ 42.4
Denmark	$ 87.4	Singapore	$ 90.6
France	$ 1,111.7	Spain	$ 264.9
Germany	$ 829.9	Sweden	$ 272.8
Hong Kong	$ 200.7	Switzerland	$ 679.1
Italy	$ 474.2	United Kingdom	$ 2,096.7
		United States	$ 10,860.3

The following table measures the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database. The value of each market is measured in billions of U.S. dollars as of December 31, 2000.

Total Market Capitalization - Latin America
Argentina	$ 14.5
Brazil	$ 124.8
Chile	$ 31.7
Colombia	$ 2.7
Mexico	$ 96.5
Venezuela	$ 4.6
Peru	$ 3.1
Total Latin America	$ 277.9

National Stock Market Performance. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 2000. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

Stock Market Performance Measured in U.S. Dollars
Australia	-6.86%	Japan	-21.80%
Austria	-8.45%	Malaysia	-14.59%
Belgium	-12.37%	Netherlands	-0.80%
Canada	10.60%	Norway	3.74%
Denmark	21.62%	Singapore	-24.88%
France	-0.92%	Spain	-15.21%
Germany	-10.00%	Sweden	-17.13%
Hong Kong	-6.46%	Switzerland	9.03%
Italy	1.44%	United Kingdom	-7.72%
		United States	-2.85%
Stock Market Performance Measured in Local Currency
Australia	9.68%	Japan	-12.75%
Austria	-2.26%	Malaysia	-14.59%
Belgium	-6.45%	Netherlands	5.91%
Canada	14.47%	Norway	13.82%
Denmark	30.23%	Singapore	-21.83%
France	5.78%	Spain	-9.47%
Germany	-3.91%	Sweden	-8.47%
Hong Kong	-6.15%	Switzerland	10.38%
Italy	8.25%	United Kingdom	-0.44%
		United States	-2.85%

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 2000.

Stock Market Performance

	Five Years Ended	Ten Years Ended
	2000	2000
Germany	14.87%	13.53%
Hong Kong	13.76%	21.29%
Japan	2.37%	4.95%
Spain	22.43%	15.00%
United Kingdom	19.84%	15.73%
United States	27.93%	25.68%

Performance Comparisons. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

International Bond may compare its performance to that of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, a market value-weighted index that is designed to reflect the performance of 16 world government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of one year or more.

New Markets Income may compare its performance to that of the J.P. Morgan Emerging Markets Bond Index, a market value-weighted index of U.S. dollar-denominated sovereign restructured debt issues. Issues included in the index must have an outstanding par value of at least $500 million (U.S. dollars).

New Markets Income may compare its performance to that of the J.P. Morgan Emerging Markets Bond Index Global, a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries. Issues included in the index must have an outstanding par value of at least $500 million (U.S. dollars) and at least 2 1/2 years to maturity at the time they are added to the index.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal orreturn, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron® number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 2000, FMR advised over $40 billion in municipal fund assets, $156 billion in taxable fixed-income fund assets, $164 billion in money market fund assets, $582 billion in equity fund assets, $16 billion in international fund assets, and $44 billion in Spartan® fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing debt and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of December 31, 2000, International Bond had an aggregate capital loss carryforward of approximately $95,321,000. This loss carryforward, of which $81,206,000, $12,794,000, $1,169,000 and $152,000 will expire on December 31, 2002, 2003, 2007, and 2008, respectively, is available to offset future capital gains.

As of December 31, 2000, New Markets Income had an aggregate capital loss carryforward of approximately $43,618,000. This loss carryforward, of which $31,678,000 and $11,940,000 will expire on December 31, 2006 and 2007, respectively, is available to offset future capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Fidelity International Bond Fund and Fidelity New Markets Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director ofFidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity School Street Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (39), Member of the Advisory Board of Fidelity School Street Trust (1999), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (69), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (68), Trustee, is Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (global communications equipment). He is also Co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

WILLIAM O. McCOY (67), Trustee (1997).Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of TeraGlobal Communications Corporation (integrated voice, video and data networking, 1999), Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hilland currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Fidelity International Bond Fund (1997) and Fidelity New Markets Income Fund (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board of Fidelity School Street Trust (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

ROBERT A. LAWRENCE (48) is Vice President of Fidelity International Bond Fund (2000) and Fidelity New Markets Income Fund (2000). Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR (1993).

JOHN H. CARLSON (50), is Vice President of Fidelity International Bond Fund (1998), Fidelity New Markets Income Fund (1996), and other funds advised by FMR. Prior to joining Fidelity in 1995, Mr. Carlson spent three years with Lehman Brothers as executive director of emerging markets in London and senior vice president and head trader at Lehman's Latin American emerging markets fixed-income desk.

IAN SPREADBURY (46), is Vice President of Fidelity International Bond Fund (1999) and other funds advised by FMR. Prior to joining Fidelity in 1995 as a fund manager and Director of Fixed Income, Mr. Spreadbury was a senior fund manager for Legal & General Investment Management LTD.

ERIC D. ROITER (52) is Secretary of Fidelity International Bond Fund (1998) and Fidelity New Markets Income Fund (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Fidelity International Bond Fund (2000) and Fidelity New Markets Income Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (42) is Deputy Treasurer of Fidelity International Bond Fund (2000) and Fidelity New Markets Income Fund (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

JOHN H. COSTELLO (54) is Assistant Treasurer of Fidelity International Bond Fund and Fidelity New Markets Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Fidelity International Bond Fund (2000) and Fidelity New Markets Income Fund (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2000.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook**	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk	Marie L. Knowles ***
International BondB	$ 0	$ 0	$ 15	$ 18	$ 18	$ 18	$ 18	$ 9
New Markets IncomeB	$ 0	$ 0	$ 59	$ 70	$ 70	$ 70	$ 70	$ 37
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *****	Robert C. Pozen*	William S. Stavropoulos ****	Thomas R. Williams *****
International BondB	$ 18	$ 0	$ 18	$ 18	$ 22	$ 0	$ 3	$ 17
New Markets IncomeB	$ 69	$ 0	$ 70	$ 70	$ 86	$ 0	$ 12	$ 67
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees and Interested Advisory Board Members are compensated by FMR.

** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

*** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

**** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board of Fidelity School Street Trust.

***** Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Planare treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 2000, approximately 1.20% of Fidelity International Bond Fund's and approximately 2.46% of Fidelity New Markets Income Fund's total outstanding shares were held by FMR. FMR Corp. is the ultimate parent company of FMR. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 31, Mr. Edward C. Johnson 3d, Trustee and President of the funds, and Ms. Abigail P. Johnson, Member of the Advisory Board of Fidelity School Street Trust, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of each fund's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1.00% of each fund's total outstanding shares.

As of December 31, 2000, the following owned of record or beneficially 5% or more (up to and including 25%) of Fidelity International Bond Fund's or Fidelity New Markets Income Fund's outstanding shares:

Fidelity International Bond Fund: General Motors Corporation, New York, NY (7.19%).

Fidelity New Markets Income Fund: Ford Motor Company, Dearborn, MI, (6.44%) ; General Motors Corporation, New York, NY (5.52%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

The funds, FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L, and Fidelity Distributors Corporation (FDC) have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $823 billion of group net assets - the approximate level for December 2000 - was 0.1268%, which is the weighted average of the respective fee rates for each level of group net assets up to $823 billion.

Each fund's individual fund fee rate is 0.55%. Based on the average group net assets of the funds advised by FMR for December 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
International Bond	0.1268%	+	0.55%	=	0.6768%
New Markets Income	0.1268%	+	0.55%	=	0.6768%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
International Bond	2000	$ 421,336
	1999	$ 465,679
	1998	$ 509,978
New Markets Income	2000	$ 1,664,628
	1999	$ 1,362,735
	1998	$ 1,913,267

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FMRC. On behalf of New Markets Income, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing investments for the fund. On behalf of International Bond, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing certain types of investments for the fund.

Under the terms of the sub-advisory agreement for New Markets Income, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with the fund. Under the terms of the sub-advisory agreement for International Bond, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Sub-Advisers - FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East,and FIIA. On behalf of each fund, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

On behalf of each fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.23%
$500 million	-	$1 billion	0.20%
over		$1 billion	0.17%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.20%
$200 million	-	$500 million	0.17%
over		$500 million	0.15%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

For investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ on behalf of International Bond and New Markets Income for the past three fiscal years.

Currently, FIIA(U.K.)L is primarily responsible for choosing certain types of investments for International Bond.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ on behalf of New Markets Income for the past three fiscal years.

For discretionary investment management and execution of portfolio transactions, fees paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ on behalf of International Bond for the past three fiscal years are shown in the table below.

Fiscal Year Ended December 31	FMR U.K.	FMR Far East	FIIA	FIIA(U.K.)L	FIJ
International Bond
2000	$ 0	$ 0	$ 129,484	$ 53,884B	$ 0
1999	$ 0	$ 0	$ 149,749A	$ 42,598B	$ 0
1998	$ 0	$ 0	$ 121,889A	$ 75,948B	$ 0

A Prior to August 1, 1999, FMR paid FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

B Prior to July 1, 2000, FIIA paid FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

No fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ on behalf of New Markets Income for the past three fiscal years.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for International Bond and New Markets Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities.FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0600% of the first $500 million of average net assets, 0.0440% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund	2000	1999	1998
International Bond	$ 60,818	$ 60,442	$ 60,495
New Markets Income	$ 148,695	$ 110,979	$ 210,316

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended December 31, 2000, 1999, and 1998, the funds did not pay FSC for securities lending.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity International Bond Fund and Fidelity New Markets Income Fund are funds of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. On February 26, 1998, Fidelity International Bond Fund changed its name from Fidelity Global Bond Fund to Fidelity International Bond Fund. Currently, there are four funds in Fidelity School Street Trust: Fidelity International Bond Fund, Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodian. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Spartan, and Magellan are registered trademarks of FMR Corp .

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Strategic Income

Fund

(fund number 368, trading symbol FSICX)

Prospectus

February 28, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	42	Investment Summary
	43	Performance
	44	Fee Table
Fund Basics	46	Investment Details
	49	Valuing Shares
Shareholder Information	50	Buying and Selling Shares
	55	Exchanging Shares
	56	Account Features and Policies
	59	Dividends and Capital Gain Distributions
	60	Tax Consequences
Fund Services	62	Fund Management
	63	Fund Distribution
Appendix	65	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Strategic Income Fund seeks a high level of current income. The fund may also seek capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing primarily in debt securities, including lower-quality debt securities.
  Allocating the fund's assets among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities.
  Potentially investing in equity securities.
  Using a neutral mix of approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets.
  Analyzing a security's structural features and current pricing, its issuer's potential for success, and the credit, currency, and economic risks of the security and its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

Prospectus

Fund Summary - continued

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Strategic Income also compares its performance to the performance of a combination of market indexes over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Strategic Income
Calendar Years	1999	2000
	6.35%	4.07%

During the periods shown in the chart for Strategic Income, the highest return for a quarter was 3.26% (quarter ended December 31, 1999) and the lowest return for a quarter was 0.12% (quarter ended September 30, 1999).

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Life of fundA
Strategic Income	4.07%	3.92%
ML High Yield Master II Index	-5.12%	-1.22%
Lipper Multi-Sector Income Funds Average	0.01%	--
Fidelity Strategic Income Composite Index	3.45%	3.22%

A From May 1, 1998.

Prospectus

Fund Summary - continued

If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

Fidelity Strategic Income Composite Index is a hypothetical representation of the performance of the fund's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets, and 15% emerging markets). The following indexes are used to calculate the composite index: high yield - the Merrill Lynch High Yield Master II Index, U.S. Government and investment-grade - the Lehman Brothers Government Bond Index, foreign developed markets - the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, and emerging markets - the J.P. Morgan Emerging Markets Bond Index Global. The index weightings of the composite index are rebalanced monthly.

The Lehman Brothers Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is a market value-weighted index that is designed to represent the performance of 16 world government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of one year or more.

J.P. Morgan Emerging Markets Bond Index Global is a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund are based on historical expenses.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,000)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.58%
Distribution and Service (12b-1) fee	None
Other expenses	0.41%
Total annual fund operating expensesA	0.99%

A Effective April 8, 1998, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	$ 101
3 years	$ 315
5 years	$ 547
10 years	$ 1,213

Prospectus

Fund Basics

Investment Details

Investment Objective

Strategic Income Fund seeks a high level of current income. The fund may also seek capital appreciation.

Principal Investment Strategies

FMR expects to invest the fund's assets primarily in debt securities, including lower-quality debt securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities. FMR may also invest the fund's assets in equity securities.

The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets. In normal market environments, FMR expects the fund's asset allocation to approximate the neutral mix within a range of plus or minus 10% of assets per category, although there are no absolute limits on the percent of assets invested in each category. FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. By allocating investments across different types of fixed-income securities, FMR attempts to moderate the significant risks of each category through diversification.

The high yield category includes high-yielding, lower-quality debt securities consisting mainly of U.S. securities. The U.S. Government and investment-grade category includes mortgage securities, U.S. Government securities, and other investment-grade U.S. dollar denominated securities. The emerging market category includes corporate and government securities of any quality of issuers located in emerging markets. The foreign developed market category includes corporate and government securities of any quality of issuers located in developed foreign markets.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value. In selecting foreign securities, FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FMR may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Strategic Income Fund seeks a high level of current income. The fund may also seek capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

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Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

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Shareholder Information - continued

Minimums
To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033,
  Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.

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Shareholder Information - continued

  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

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Shareholder Information - continued

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because its share price fluctuates, the fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

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Shareholder Information - continued

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

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Shareholder Information - continued

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

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Shareholder Information - continued

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Strategic Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of January 31, 2001, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2000, FIIA had approximately $6.5 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 2000, FIIA(U.K.)L had approximately $4.1 billion in discretionary assets under management. Currently, FIIA (U.K.)L is primarily responsible for choosing certain types of investments for the fund and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing certain types of investments for the fund.

FIMM is an affiliate of FMR. As of January 31, 2001, FIMM had approximately $300 billion in discretionary assets under management.

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Fund Services - continued

FMRC serves as a sub-adviser for the fund. FMRC is primarily responsible for choosing certain types of investments for the fund.

John Carlson is vice president and lead manager of Strategic Income, which he has managed since inception. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2000, the group fee rate was 0.1268%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended December 31, 2000, was 0.58% of the fund's average net assets.

FMR pays FIMM, FMRC, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

Prospectus

Fund Services - continued

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.440	$ 9.520	$ 10.000
Income from Investment Operations
Net investment income D	.729	.709	.469
Net realized and unrealized gain (loss)	(.363)	(.125)	(.466)
Total from investment operations	.366	.584	.003
Less Distributions
From net investment income	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.130	$ 9.440	$ 9.520
Total Return B, C	4.07%	6.35%	.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 63,242	$ 41,417	$ 24,261
Ratio of expenses to average net assets	.99%	1.10% F	1.10% A, F
Ratio of expenses to average net assets after expense reductions	.99%	1.10%	1.09% A, G
Ratio of net investment income to average net assets	7.94%	7.55%	7.40% A
Portfolio turnover rate	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-2676

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

1.701540.103 FSN-pro-0201

Supplement to the Fidelity® Strategic Income Fund
February 28, 2001
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 24.

William Eigen is lead manager of Strategic Income, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. Eigen has worked as a director in the Fixed-Income and Asset Allocation Fund Analysis group and portfolio manager.

FSN-01-01 June 11, 2001
1.479520.110

FIDELITY® STRATEGIC INCOME FUND

A Fund of Fidelity School Street Trust

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 28, 2001, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

FSN-ptb-0201
1.475645.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval:

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

Central Money Market Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Not Considered to Be Emerging. As of December 31, 2000, the following countries and markets are not considered to be emerging: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Fund's Rights as an Investor. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's®, or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Issuer Location. FMR determines where an issuer is located by considering various factors. The issuer of a security is considered to be located in a particular country or market if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country or market; (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country; or (4) a third party has included the security in an index representative of that country or market.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

Currency. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. On June 19, 2000, Greece's application for membership in the EMU was accepted by the EU Council of Ministers. This action will expand the number of members of the EU's single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency. The result of this vote has likely set back the plans of the Prime Ministers of Sweden and The United Kingdom to place a similar referendum on euro membership before their voters. Similarly, the Danish vote has been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the weakened currency.

Political. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro risk being left farther behind.

Foreign Trade. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in 1999 and the first ten months of 2000, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past three years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

Currency. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

Natural Disasters. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

Political. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed.

Social Unrest. While recent reforms have begun to improve living conditions of many of the region's populations, Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have been slow to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

Economic. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

Foreign Trade. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

Currency. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

Sovereign Debt. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

Natural Resources Dependency. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

Natural Disasters. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

Financial Reporting Standards. Local rules governing local financial reporting have become more strict in recent years and many companies have gained listing on the New York Stock Exchange or NASDAQ which requires compliance with U.S. reporting standards. Nevertheless, rules for disclosing financial information by companies listed on local exchanges are less stringent than those of the U.S., which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 2,041 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

South Africa. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 20th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Ordinarily commissions are not charged on OTC orders because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

The fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor the fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2000, and 1999, the fund's portfolio turnover rates were 100% and 134%, respectively.

The fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended December 31, 2000, 1999, and 1998, the fund paid brokerage commissions of $110, $58, and $0, respectively. Significant changes in brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year.

During the fiscal year ended December 31, 2000, the fund paid $100 in brokerage commissions to firms for providing research services involving approximately $228,392 of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for the fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.

Historical Fund Results. The following table shows the fund's yield and returns for the fiscal period ended December 31, 2000.

	Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	One Year	Life of Fund*	One Year	Life of Fund*
Strategic Income	7.88%	4.07%	3.92%	4.07%	10.81%

* From May 1, 1998 (commencement of operations).

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The following table shows the income and capital elements of the fund's cumulative return. The table compares the fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how the fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in debt securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than an investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.

During the period from May 1, 1998 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Strategic Income would have grown to $11,081, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

STRATEGIC INCOME					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 9,130	$ 1,951	$ 0	$ 11,081	$ 12,189	$ 12,300	$ 10,714
1999	$ 9,440	$ 1,208	$ 0	$ 10,648	$ 13,410	$ 12,909	$ 10,357
1998*	$ 9,520	$ 493	$ 0	$ 10,013	$ 11,079	$ 10,154	$ 10,086

* From May 1, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in the fund on May 1, 1998, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,003. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,823 for dividends.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND
NATIONAL STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 2000. Of course, these results are not indicative of future stock market performance or the fund's performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

Market Capitalization. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $10.6 billion in 1999 to $10.9 billion in 2000.

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of each market is measured in billions of U.S. dollars as of December 31, 2000.

Total Market Capitalization
Australia	$ 263.6	Japan	$ 2,268.5
Austria	$ 24.7	Malaysia	$ 65.4
Belgium	$ 88.4	Netherlands	$ 518.3
Canada	$ 520.5	Norway	$ 42.4
Denmark	$ 87.4	Singapore	$ 90.6
France	$ 1,111.7	Spain	$ 264.9
Germany	$ 829.9	Sweden	$ 272.8
Hong Kong	$ 200.7	Switzerland	$ 679.1
Italy	$ 474.2	United Kingdom	$ 2,096.7
		United States	$ 10,860.3

The following table measures the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database. The value of each market is measured in billions of U.S. dollars as of December 31, 2000.

Total Market Capitalization - Latin America
Argentina	$ 14.5
Brazil	$ 124.8
Chile	$ 31.7
Colombia	$ 2.7
Mexico	$ 96.5
Venezuela	$ 4.6
Peru	$ 3.1
Total Latin America	$ 277.9

National Stock Market Performance. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 2000. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

Stock Market Performance Measured in U.S. Dollars
Australia	-6.86%	Japan	-21.80%
Austria	-8.45%	Malaysia	-14.59%
Belgium	-12.37%	Netherlands	-0.80%
Canada	10.60%	Norway	3.74%
Denmark	21.62%	Singapore	-24.88%
France	-0.92%	Spain	-15.21%
Germany	-10.00%	Sweden	-17.13%
Hong Kong	-6.46%	Switzerland	9.03%
Italy	1.44%	United Kingdom	-7.72%
		United States	-2.85%
Stock Market Performance Measured in Local Currency
Australia	9.68%	Japan	-12.75%
Austria	-2.26%	Malaysia	-14.59%
Belgium	-6.45%	Netherlands	5.91%
Canada	14.47%	Norway	13.82%
Denmark	30.23%	Singapore	-21.83%
France	5.78%	Spain	-9.47%
Germany	-3.91%	Sweden	-8.47%
Hong Kong	-6.15%	Switzerland	10.38%
Italy	8.25%	United Kingdom	-0.44%
		United States	-2.85%

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 2000.

Stock Market Performance
	Five Years Ended 2000	Ten Years Ended 2000
Germany	14.87%	13.53%
Hong Kong	13.76%	21.29%
Japan	2.37%	4.95%
Spain	22.43%	15.00%
United Kingdom	19.84%	15.73%
United States	27.93%	25.68%

Performance Comparisons. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

The fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Strategic Income may compare its performance to that of the Fidelity Strategic Income Composite Index, which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weightings in the fund's neutral mix. The Fidelity Strategic Income Composite Index represents Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Fidelity Strategic Income Composite Index: Merrill Lynch High Yield Master II Index for the high yield category, Lehman Brothers Government Bond Index for the U.S. Government and investment grade category, Salomon Smith Barney Non-U.S. Dollar World Government Bond Index for the foreign developed markets category, and J.P. Morgan Emerging Markets Bond Index Global for the emerging markets category. The index weightings of the Fidelity Strategic Income Composite Index are rebalanced monthly.

Strategic Income may compare its performance to that of the Merrill Lynch High Yield Master II Index, a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

Strategic Income may compare its performance to that of the Lehman Brothers Government Bond Index, a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

Strategic Income may compare its performance to that of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, a market value-weighted index that is designed to reflect the performance of 16 world government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of one year or more.

Strategic Income may compare its performance to that of the J.P. Morgan Emerging Markets Bond Index Global, a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries. Issues included in the index must have an outstanding par value of at least $500 million (U.S. dollars) and at least 2 1/2 years to maturity at the time they are added to the index.

The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

The fund may present its fund number, Quotron® number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 2000, FMR advised over $40 billion in municipal fund assets, $156 billion in taxable fixed-income fund assets, $164 billion in money market fund assets, $582 billion in equity fund assets, $16 billion in international fund assets, and $44 billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing debt and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of December 31, 2000, the fund had an aggregate capital loss carryforward of approximately $1,310,000. This loss carryforward, of which $69,000, $266,000, and $975,000 will expire on December 31, 2006, 2007, and 2008, respectively, is available to offset future capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years or, if shorter, the period of a fund's operations. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Strategic Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of School Street Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (39), Member of the Advisory Board of School Street Trust (1999), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (69), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (68), Trustee, is Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (global communications equipment). He is also Co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

WILLIAM O. McCOY (67), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of TeraGlobal Communications Corporation (integrated voice, video and data networking, 1999), Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Strategic Income. Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board of School Street Trust (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

ROBERT A. LAWRENCE (48) is Vice President of Strategic Income (2000). Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR (1993).

JOHN H. CARLSON (50), is Vice President of Fidelity Strategic Income Fund (1998), and other funds advised by FMR. Prior to joining Fidelity in 1995, Mr. Carlson spent three years with Lehman Brothers as executive director of emerging markets in London and senior vice president and head trader at Lehman's Latin American emerging markets fixed-income desk.

KEVIN E. GRANT (40), is Vice President of Fidelity Strategic Income Fund (1998), and other funds advised by FMR. Since joining fidelity in 1993, Mr. Grant managed a variety of Fidelity funds.

IAN SPREADBURY (46), is Vice President of Fidelity Strategic Income Fund (1999), and other funds advised by FMR. Prior to joining Fidelity in 1995 as a fund manager and Director of Fixed Income, Mr. Spreadbury was a senior fund manager for Legal & General Investment Management LTD.

ERIC D. ROITER (52) is Secretary of Strategic Income (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Strategic Income (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (42) is Deputy Treasurer of Strategic Income (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

JOHN H. COSTELLO (54) is Assistant Treasurer of Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Strategic Income (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2000.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook**	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk	Marie L. Knowles ***
Strategic IncomeB	$ 0	$ 0	$ 12	$ 14	$ 14	$ 14	$ 14	$ 8
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *****	Robert C. Pozen*	William S. Stavropoulos ****	Thomas R. Williams *****
Strategic IncomeB	$ 14	$ 0	$ 14	$ 14	$ 17	$ 0	$ 3	$ 14
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees and Interested Advisory Board Members are compensated by FMR.

** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

*** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

**** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

***** Mssrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 2000, approximately 17.21% of the fund's total outstanding shares were held by an FMR affiliate. FMR Corp. is the ultimate parent company of this FMR affiliate. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 33, Mr. Edward C. Johnson 3d, Trustee and President of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of School Street Trust, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1.00% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

The fund, FMR, FIMM, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L, and Fidelity Distributors Corporation (FDC) have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $823 billion of group net assets - the approximate level for December 31, 2000 - was 0.1268%, which is the weighted average of the respective fee rates for each level of group net assets up to $823 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for December 2000, the fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Strategic Income	0.1268%	+	0.45%	=	0.5768%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended December 31, 2000, 1999, and 1998, the fund paid FMR management fees of $290,017, $186,180, and $70,570, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and level of expense limitation; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

	Period of Expense Limitation		Aggregate Operating Expense Limitation	Fiscal Years Ended December 31	Management Fee Before Reimbursement	Amount of Management Fee Reimbursement
	From	To
Strategic Income	January 1, 2000	December 31, 2000	1.10%	2000	$ 290,017	$ 0
	January 1, 1999	December 31, 1999	1.10%	1999	$ 186,180	$ 30,248
	May 1, 1998	December 31, 1998	1.10%	1998	$ 70,570	$ 66,488

Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing certain types of investments for the fund.

Under the terms of the sub-advisory agreement for the fund, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended December 31, 2000 and 1999, FMR paid FIMM fees of $41,169 and $93,090, respectively.

Sub-Adviser - FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing certain types of investments for the fund.

Under the terms of the sub-advisory agreement for the fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

No fees were paid to FMRC on behalf of the fund for the past three fiscal years.

Sub-Advisers - FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. On behalf of the fund, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.23%
$500 million	-	$1 billion	0.20%
over		$1 billion	0.17%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.20%
$200 million	-	$500 million	0.17%
over		$500 million	0.15%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

For investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ on behalf of the fund for the past three fiscal years.

For discretionary investment management and execution of portfolio transactions, fees paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended December 31	FMR U.K.	FMR Far East	FIIAA	FIIA(U.K.)LB	FIJ
2000	$ 0	$ 0	$ 14,576	$ 7,644	$ 0
1999	$ 0	$ 0	$ 9,813	$ 3,112	$ 0
1998	$ 0	$ 0	$ 0	$ 0	$ 0

A Prior to August 1, 1999, FMR paid FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

B Prior to July 1, 2000, FIIA paid FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Strategic Income shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.

For providing transfer agency services, Fidelity Service Company, Inc. receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

In addition, Fidelity Service Company, Inc. receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in the fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

Fidelity Service Company, Inc. pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0600% of the first $500 million of average net assets, 0.0440% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

For the fiscal years ended December 31, 2000, 1999, and 1998, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $60,630, $60,408, and $39,895, respectively.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended December 31, 2000, 1999, and 1998, the fund did not pay FSC for securities lending.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Strategic Income Fund is a fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. Currently, there are four funds in the trust: Fidelity International Bond Fund, Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan® Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Magellan, and Spartan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Fidelity®

International Bond

Fund

Annual Report

December 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Accountants	28	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

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Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	1.49%	10.68%	41.79%
SSB Non-US Dollar World Govt Bond	-2.63%	8.48%	92.69%
International Income Funds Average	1.46%	18.91%	62.50%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 55 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	1.49%	2.05%	3.55%
SSB Non-US Dollar World Govt Bond	-2.63%	1.64%	6.78%
International Income Funds Average	1.46%	3.33%	4.93%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A Prior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $14,179 - a 41.79% increase on the initial investment. For comparison, look at how the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,269 - a 92.69% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Performance - continued

Dividends and Yield

Periods ended December 31, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share A	3.75¢	21.46¢	42.42¢
Annualized dividend rate	5.41%	5.25%	5.12%
30-day annualized yield	5.22%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $8.16 over the past one month, $8.11 over the past six months and $8.28 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A Non-taxable Dividends: Dividends paid are based on the fund's investment income at the time of distribution. Dividends of approximately 19.0¢ per share paid during 2000 were a non-taxable return of capital. The exact non-taxable amount to use in preparing your income tax return will depend upon your share activity and will be reported to you in January 2001.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

For the most part, international bond performance in 2000 was predicated on many of the same factors that held back returns in 1999. In both years, international government debt struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The same benchmark - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 5.07% in 1999. On a country-specific basis, one of the largest detractors to performance in 2000 was Japanese debt, which succumbed to investors' perception that the country's economic expansion was somewhat of a myth. However, the year ended on a positive note for international bonds. A strong rally in the fourth quarter of 2000, sparked in part by the resurgence of the euro, saw the index gain 4.00% in the year's final three months. Conversely, emerging-markets bonds performed solidly through the first nine months, but tailed off slightly in the final quarter. Still, emerging-markets debt was one of the best-performing asset classes of the year, as the J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period.

(Portfolio Manager photograph)
The following is an interview with John Carlson (lower right), Lead Portfolio Manager of Fidelity International Bond Fund, and Ian Spreadbury (top left), manager of the fund's investment-grade developed market investments. John Carlson also manages the emerging-markets portion of the fund.

Q. How did the fund perform, John?

J.C. For the 12-month period ending December 31, 2000, the fund gained 1.49%, while the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index returned -2.63%, and the international income funds average tracked by Lipper Inc. returned 1.46%.

Q. How was the fund able to surpass its index and peers?

J.C. The two subportfolios that make up the fund outperformed their respective benchmarks. Ian and I will detail how we structured the subportfolios and achieved this outperformance.

Q. How did the emerging-markets debt subportfolio outperform its benchmark?

J.C. Restructurings, politics and the intervention of the International Monetary Fund (IMF) were significant drivers of emerging-markets debt this year. Restructuring stories included the top two performers in the index - Ecuador and Russia. After a default in 1999 and a military coup in January, Ecuador's new president introduced crucial economic reforms including the adoption of the U.S. dollar as its currency. In July, the country reached a restructuring agreement with its private creditors and emerged from default. Russia also completed a restructuring of its external debt. In addition, the country elected its second president since the fall of communism. Continued reforms, current account surpluses and a massive reserve stockpiling helped bolster its debt prices. As reforms and restructurings in Russia and Ecuador were shaping up, the subportfolio moved to overweighted positions relative to the benchmark, which contributed significantly to absolute and relative performance. The most noteworthy political event was Mexico's July elections, in which power was successfully transitioned from a party that had ruled the country for more than 70 years. Finally, the proactive intervention of the IMF - in Argentina to provide liquidity and help bolster confidence, and in Turkey to stave off a banking crisis - was of critical importance.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Turning to you, Ian, what happened in the non-U.S. developed-country markets?

I.S. The economy of the United Kingdom fared similarly to that of the U.S. in 2000. Interest rates were increased by 0.25% in both January and February and remained at 6.0% for the rest of the year. Economic growth appeared to peak mid-year as the economy began to cool and then slow in the third and fourth quarters. Overall, supply considerations led to strong performance in government bonds, while heavy merger activity and equity volatility led to poor performance in lower-rated corporate bonds. I increased exposure to government bonds and positioned the portfolio to take advantage of higher corporate bond yields. The euro-market countries did not follow the same economic cycle as the U.K., although economic growth showed signs of peaking in the third quarter. I reduced exposure to corporate bonds since the high level of new issuance, combined with equity volatility, increased merger activity and mobile telephone auctions, led to relatively weak performance. In Japan, I kept the duration of the fund below that of the benchmark due to low Japanese bond yields. Growth remained strong in Canada where the subportfolio maintained its position in government securities due to limited supply and quality constraints on corporate bonds.

Q. What's your outlook for non-U.S. developed-country markets?

I.S. My outlook is generally positive with the exception of Japan. The Bank of Japan raised interest rates to 0.25% in the belief that economic growth had reached sustainable levels. However, by year-end, growth showed signs of declining and business confidence fell for the first time in two years. If the U.S. avoids an economic "hard landing," it could prove positive for global government and corporate bond markets, especially if inflationary pressures ease to the extent that interest rates can be reduced, thereby providing a positive environment for lower-rated corporate bonds.

Q. John, what's your outlook for emerging-markets debt?

J.C. I remain constructive. Many of the reforms that countries undertook in the past decade set them on much sounder financial footing. Furthermore, some of the most significant turnaround stories - Russia, Argentina, Ecuador - seem well-positioned to continue along their positive trajectories. Additionally, the increased likelihood of interest-rate cuts in the U.S. is positive for emerging markets. The benefits of lower rates and implied lower cost of funding in general could exceed the negative impact of slower U.S. growth. Significant risks remain, most notably that of a U.S. economic hard landing. As a result, we'll continue to focus on overweighting countries that exhibit strong growth prospects, sound monetary and fiscal policy, manageable borrowing requirements and healthy flows of foreign direct investment.

Annual Report

Fund Talk: The Managers' Overview - continued

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high total investment return

Fund number: 451

Trading symbol: FGBDX

Start date: December 30, 1986

Size: as of December 31, 2000, more than $69 million

Managers: John Carlson, lead and emerging markets manager, since 1998, joined Fidelity in 1995; Ian Spreadbury, foreign developed-market securities, since 1996; joined Fidelity in 1995

3

Ian Spreadbury reviews Europe's corporate bond market:

"European corporate bonds had a mixed year. Strong economic growth and low interest rates, combined with a growing confidence in the euro, encouraged companies to increasingly fund expansion by issuing bonds. The single currency meant that rather than issuing bonds in several currencies, companies could now reach out to a wider investor base by issuing them in just one, allowing both investor and issuer to consider just one interest rate and one currency. This proved positive for both companies and bonds as it expanded the market and led to lower issuance costs.

"In large part, the rise in corporate bond issuance can be attributed to the technology, media and telecom (TMT) explosion. Small high-growth companies that previously were almost totally reliant on bank loans for financing could now issue bonds instead. To offset their high risk, companies offered a sizable yield premium relative to government or high-grade corporate bonds. The high-yield market grew rapidly in size with telecom issues accounting for 70% of the euro high-yield market.

"Record levels of issuance led to companies taking on higher levels of debt - particularly with the European mobile-phone licensing auctions. But as economic growth slowed, investors became concerned about companies' ability to repay their debt. This led to falling prices for lower-rated corporate bonds and stronger performance in high-grade government and corporate bonds."

Annual Report

Investment Changes

Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany	19.6	22.2
Canada	11.8	12.7
United Kingdom	11.5	12.0
France	8.4	9.4
United States of America	7.8	6.3

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of December 31, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany Federal Republic	16.6	18.9
French Government	8.4	9.4
United Kingdom, Great Britain & Northern Ireland	7.7	7.8
Canadian Government	7.5	5.7
Spanish Kingdom	6.7	0.0
	46.9
Asset Allocation (% of fund's net assets)
As of December 31, 2000	As of June 30, 2000
Corporate Bonds 16.4%	Corporate Bonds 19.0%
Government Obligations 70.5%	Government Obligations 67.5%
Supranational Obligations 5.3%	Supranational Obligations 5.9%
Other Investments 0.4%	Other Investments 1.8%
Short-Term Investments and Net Other Assets 7.4%	Short-Term Investments and Net Other Assets 5.8%

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Nonconvertible Bonds - 16.4%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Brazil - 1.0%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (g)	B1		$ 275,000	$ 279,125
12.554% 6/16/08 (h)	B1		200,000	187,000
Compania Petrolifera Marlim 12.25% 9/26/08 (g)	B1		250,000	242,500
TOTAL BRAZIL				708,625
Colombia - 0.1%
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		30,000	23,100
Occidente Y Caribe Celular SA 0% 3/15/04 (e)	B3		60,000	44,400
TOTAL COLOMBIA				67,500
Germany - 3.0%
Depfa Bank AG 4.75% 3/20/03	Aaa	EUR	2,200,000	2,078,507
Mauritius - 0.1%
APP International Finance (Mauritius) Ltd. 0% 7/5/01 (g)	B3		135,000	81,000
Mexico - 0.6%
Pemex Project Fund Master Trust 9.125% 10/13/10 (g)	Baa3		160,000	160,400
Petroleos Mexicanos:
9.25% 3/30/18	Ba2		140,000	137,900
9.5% 9/15/27	Baa3		125,000	124,375
TOTAL MEXICO				422,675
United Kingdom - 3.8%
Argyll Group PLC euro 8.125% 10/4/02	BBB+	GBP	250,000	384,396
Punch Taverns Finance PLC euro 7.567% 4/15/26	Baa2	GBP	1,000,000	1,477,126
Tesco PLC euro 8.75% 2/20/03	Aa3	GBP	500,000	785,586
TOTAL UNITED KINGDOM				2,647,108
United States of America - 7.8%
Ahold Finance USA, Inc. euro 6.375% 6/8/05	Baa1	EUR	1,000,000	968,796
Ford Motor Credit Co. euro 1.2% 2/7/05	A1	JPY	190,000,000	1,633,864
General Motors Corp. euro 1.25% 12/20/04	A2	JPY	150,000,000	1,303,664
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
United States of America - continued
KFW International Finance, Inc. euro:
1.75% 3/23/10	Aaa	JPY	120,000,000	$ 1,066,014
10.625% 9/3/01	Aaa	GBP	250,000	384,023
TOTAL UNITED STATES OF AMERICA				5,356,361
TOTAL NONCONVERTIBLE BONDS (Cost $12,455,355)				11,361,776
Government Obligations (i) - 70.5%

Argentina - 3.4%
Argentinian Republic:
BOCON 2.7744% 4/1/07 (h)	B1	ARS	677,948	476,897
Brady:
floating rate bond 7.625% 3/31/05 (h)	B1		487,440	443,570
par L-GP 6% 3/31/23	B1		520,000	360,100
9.75% 9/19/27	B1		110,000	88,550
10.25% 7/21/30	B1		202,000	166,650
11.75% 2/12/07	B1	ARS	210,000	179,838
11.75% 6/15/15	B1		639,000	576,698
12% 2/1/20	B1		85,000	78,413
TOTAL ARGENTINA				2,370,716
Brazil - 2.9%
Brazilian Federative Rep.:
Brady:
capitalization bond 8% 4/15/14	B1		1,018,376	787,968
debt conversion bond 7.6875% 4/15/12 (h)	B1		408,000	301,410
discount euro 7.625% 4/15/24 (h)	B1		145,000	110,925
Brady 6% 4/15/24	B1		240,000	167,100
11% 8/17/40	B1		770,000	626,780
TOTAL BRAZIL				1,994,183
Bulgaria - 0.4%
Bulgarian Republic Brady FLIRB A 3% 7/28/12 (h)	B2		335,000	247,063
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Canada - 11.8%
Canadian Government:
7% 12/1/06	Aa1	CAD	450,000	$ 324,923
9% 6/1/25	Aa1	CAD	3,450,000	3,281,619
10% 5/1/02	Aa1	CAD	2,250,000	1,589,633
Ontario Province 9% 9/15/04	Aa3	CAD	4,000,000	2,973,959
TOTAL CANADA				8,170,134
Colombia - 0.5%
Colombian Republic:
7.625% 2/15/07	Ba2		60,000	47,100
8.625% 4/1/08	Ba2		140,000	112,700
8.7% 2/15/16	Ba2		40,000	26,400
9.75% 4/23/09	Ba2		40,000	33,650
11.75% 2/25/20	Ba2		150,000	128,250
TOTAL COLOMBIA				348,100
Ecuador - 0.7%
Ecuador Republic:
4% 8/15/30 (f)(g)	Caa2		234,000	87,750
12% 11/15/12 (g)	Caa2		551,000	360,905
TOTAL ECUADOR				448,655
France - 8.4%
French Government OAT:
7.25%, 4/25/06	Aaa	EUR	4,000,000	4,231,984
9.5% 1/25/01	Aaa	EUR	1,700,000	1,604,838
TOTAL FRANCE				5,836,822
Germany - 16.6%
Germany Federal Republic:
3.75% 1/4/09	Aaa	EUR	2,300,000	2,016,348
4.25% 2/18/05	Aaa	EUR	2,200,000	2,054,054
4.5% 3/15/02	Aaa	EUR	3,300,000	3,104,394
6% 1/4/07	Aaa	EUR	200,000	201,615
6.25% 4/26/06	Aaa	EUR	3,450,000	3,505,806
6.25% 1/4/30	Aaa	EUR	550,000	583,971
TOTAL GERMANY				11,466,188
Hungary - 0.1%
Hungarian Government 9.25% 9/24/03	A1	HUF	9,480,000	33,342
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Italy - 2.2%
Italian Republic:
6% 11/1/07	Aa3	EUR	900,000	$ 899,553
6% 5/1/31	Aa3	EUR	670,000	652,438
TOTAL ITALY				1,551,991
Ivory Coast - 0.0%
Ivory Coast Brady FLIRB A 1.9% 3/29/18 (c)(f)	-	FRF	655,000	11,758
Jamaica - 0.1%
Jamaican Government 12.75% 9/1/07 (g)	Ba3		40,000	39,700
Mexico - 2.7%
United Mexican States:
Brady par A 6.25% 12/31/19 unit	Baa3		1,230,000	1,116,225
9.875% 2/1/10	Baa3		185,000	198,875
10.375% 2/17/09	Baa3		140,000	152,950
11.375% 9/15/16	Baa3		349,000	406,585
TOTAL MEXICO				1,874,635
Netherlands - 0.9%
Sealed Air Finance euro 5.625% 7/19/06	Baa3	EUR	750,000	590,249
Nigeria - 0.4%
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	151,250
Promissory notes 5.092% 1/5/10	-		252,295	129,505
warrants 11/15/20 (a)(j)	-		250	0
TOTAL NIGERIA				280,755
Pakistan - 0.0%
Pakistani Republic 10% 12/13/05 (g)	Caa1		45,000	28,800
Peru - 0.2%
Peruvian Republic Brady:
FLIRB 3.75% 3/7/17 (h)	Ba3		124,000	72,540
past due interest 4.5% 3/7/17 (h)	Ba3		137,000	88,023
TOTAL PERU				160,563
Philippines - 0.4%
Philippine Government:
9.875% 3/16/10	Ba1		115,000	103,213
9.875% 1/15/19	Ba1		145,000	116,181
10.625% 3/16/25	Ba1		105,000	86,363
TOTAL PHILIPPINES				305,757
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Poland - 0.1%
Polish Government 6% 3/22/10	Baa1	EUR	70,000	$ 67,367
Russia - 2.6%
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		157,000	141,300
Russian Federation:
2.5% 3/31/30 (f)(g)	B3		911,875	341,953
2.5% 3/31/30 (Reg. S) (f)	B3		390,000	146,250
8.25% 3/31/10 (g)	B3		132,493	82,643
9.25% 11/27/01	B3		110,000	107,388
10% 6/26/07	B3		317,000	232,599
11% 7/24/18 (Reg. S)	B3		164,000	115,210
11.75% 6/10/03 (Reg. S)	B3		126,000	117,810
12.75% 6/24/28 (Reg. S)	B3		526,000	437,895
Russian Federation Ministry of Finance 3% 5/14/03	Caa3		165,000	93,638
TOTAL RUSSIA				1,816,686
Spain - 6.7%
Spanish Kingdom:
5.4% 7/30/11	Aa2	EUR	2,500,000	2,323,320
6% 1/31/29	Aa2	EUR	2,350,000	2,329,796
TOTAL SPAIN				4,653,116
Turkey - 0.5%
Turkish Republic:
global 12.375% 6/15/09	B1		280,000	261,100
11.875% 1/15/30	B1		120,000	105,900
TOTAL TURKEY				367,000
Ukraine - 0.3%
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		255,000	179,775
United Kingdom - 7.7%
United Kingdom, Great Britain & Northern Ireland:
5% 6/7/04	Aaa	GBP	300,000	444,974
6.25% 11/25/10	Aaa	GBP	310,000	513,487
7.5% 12/7/06	Aaa	GBP	1,610,000	2,685,328
8% 12/7/15	Aaa	GBP	460,000	925,930
8.75% 8/25/17	Aaa	GBP	350,000	768,255
TOTAL UNITED KINGDOM				5,337,974
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Venezuela - 0.9%
Venezuelan Republic:
Brady:
debt conversion bond 7.875% 12/18/07 (h)	B2		$ 166,665	$ 133,749
FLIRB A 7.625% 3/31/07 (h)	B2		154,760	125,549
par W-A euro 6.75% 3/31/20	B2		250,000	185,000
Oil recovery rights 4/15/20 (j)	-		1,250	0
9.25% 9/15/27	B2		318,000	205,508
TOTAL VENEZUELA				649,806
Vietnam - 0.0%
Vietnamese Socialist Republic 3.75% 3/14/16 (h)	B1		20,000	11,400
TOTAL GOVERNMENT OBLIGATIONS (Cost $50,033,094)				48,842,535
Supranational Obligations - 5.3%

European Bank for Reconstruction & Development 19% 12/5/01	Aaa	PLN	280,000	68,298
Inter-American Development Bank 6.75% 2/20/01	Aaa	JPY	150,000,000	1,322,681
International Bank for Reconstruction & Development:
2% 2/18/08	Aaa	JPY	30,000,000	275,553
4.75% 12/20/04	Aaa	JPY	200,000,000	2,021,841
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,053,160)				3,688,373
Sovereign Loan Participations - 0.4%

Algeria - 0.4%
Algerian Republic loan participation:
Series 1 - Deutsche Bank 7.6875% 9/4/06 (h)	-		73,846	61,662
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 7.6875% 9/4/06 (h)	-		94,231	78,683
Series 1 - The Chase Manhattan Bank 7.6875% 9/4/06 (h)	-		21,154	17,664
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 7.6875% 3/4/10 (h)	-		66,500	51,538
Series 3 - The Chase Manhattan Bank 7.6875% 3/4/10 (h)	-		39,900	30,923
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $234,763)				240,470
Cash Equivalents - 6.0%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $4,143,000)	$ 4,145,791	$ 4,143,000
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $70,919,372)		68,276,154
NET OTHER ASSETS - 1.4%		961,539
NET ASSETS - 100%		$ 69,237,693
Security Type Abbreviation
FLIRB	-	Front Loaded Interest Reduction bond
Currency Abbreviations
ARS	-	Argentine peso
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
HUF	-	Hungarian forint
JPY	-	Japanese yen
PLN	-	Polish zloty
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,727,876 or 2.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	70.3%	AAA, AA, A	69.1%
Baa	7.7%	BBB	5.1%
Ba	1.5%	BB	7.2%
B	11.8%	B	8.6%
Caa	1.3%	CCC	0.3%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.8%. FMR has determined that unrated debt securities that are lower quality account for 0.8% of the total value of investment in securities.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $71,057,064. Net unrealized depreciation aggregated $2,780,910, of which $1,158,457 related to appreciated investment securities and $3,939,367 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $95,321,000 of which $81,206,000, $12,794,000, $1,169,000 and $152,000 will expire on December 31, 2002, 2003, 2007 and 2008, respectively.

The percentage of dividends distributed during the fiscal year representing income derived from sources within foreign countries or possessions of the United States is 100% (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $4,143,000) (cost $70,919,372) - See accompanying schedule		$ 68,276,154
Receivable for investments sold		43,787
Receivable for fund shares sold		202,737
Interest receivable		1,762,867
Total assets		70,285,545
Liabilities
Payable to custodian bank	$ 249,502
Payable for fund shares redeemed	684,543
Distributions payable	3,386
Accrued management fee	37,401
Other payables and accrued expenses	73,020
Total liabilities		1,047,852
Net Assets		$ 69,237,693
Net Assets consist of:
Paid in capital		$ 167,621,115
Distributions in excess of net investment income		(307,537)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(95,450,164)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,625,721)
Net Assets, for 8,282,241 shares outstanding		$ 69,237,693
Net Asset Value, offering price and redemption price per share ($69,237,693 ÷ 8,282,241 shares)		$8.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 4,171,121
Less foreign taxes withheld		(2,442)
Total income		4,168,679
Expenses
Management fee	$ 421,336
Transfer agent fees	172,181
Accounting fees and expenses	60,818
Non-interested trustees' compensation	175
Custodian fees and expenses	39,495
Registration fees	30,141
Audit	51,704
Legal	1,962
Miscellaneous	6,566
Total expenses before reductions	784,378
Expense reductions	(3,684)	780,694
Net investment income		3,387,985
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,226,088)
Foreign currency transactions	(85,616)	(1,311,704)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(989,382)
Assets and liabilities in foreign currencies	9,533	(979,849)
Net gain (loss)		(2,291,553)
Net increase (decrease) in net assets resulting from operations		$ 1,096,432

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,387,985	$ 3,938,505
Net realized gain (loss)	(1,311,704)	(2,736,308)
Change in net unrealized appreciation (depreciation)	(979,849)	(1,019,421)
Net increase (decrease) in net assets resulting from operations	1,096,432	182,776
Distributions to shareholders From net investment income	(1,761,046)	(2,543,100)
Return of capital	(1,435,675)	(1,244,540)
Total distributions	(3,196,721)	(3,787,640)
Share transactions Net proceeds from sales of shares	34,308,702	31,105,049
Reinvestment of distributions	2,928,894	3,417,508
Cost of shares redeemed	(33,001,184)	(37,956,006)
Net increase (decrease) in net assets resulting from share transactions	4,236,412	(3,433,449)
Total increase (decrease) in net assets	2,136,123	(7,038,313)
Net Assets
Beginning of period	67,101,570	74,139,883
End of period (including distributions in excess of net investment income of $307,537 and $365,994, respectively)	$ 69,237,693	$ 67,101,570
Other Information Shares
Sold	4,171,690	3,568,744
Issued in reinvestment of distributions	354,228	392,499
Redeemed	(3,981,476)	(4,353,266)
Net increase (decrease)	544,442	(392,023)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 8.670	$ 9.120	$ 9.090	$ 9.710	$ 9.940
Income from Investment Operations Net investment income	.450 B	.501 B	.518 B	.497 B	.550
Net realized and unrealized gain (loss)	(.336)	(.469)	.034	(.621)	(.234)
Total from investment operations	.114	.032	.552	(.124)	.316
Less Distributions
From net investment income	(.234)	(.324)	(.172)	(.150)	(.096)
Return of capital	(.190)	(.158)	(.350)	(.346)	(.450)
Total distributions	(.424)	(.482)	(.522)	(.496)	(.546)
Net asset value, end of period	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710
Total Return A, D	1.49%	0.46%	6.33%	(1.21)%	3.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 69,238	$ 67,102	$ 74,140	$ 78,382	$ 113,631
Ratio of expenses to average net assets	1.26%	1.27%	1.26%	1.27%	1.22%
Ratio of expenses to average net assets after expense reductions	1.25% C	1.27%	1.25% C	1.27%	1.22%
Ratio of net investment income to average net assets	5.43%	5.75%	5.75%	5.36%	6.09%
Portfolio turnover rate	127%	189%	246%	74%	91%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

D Prior to February 27, 1998, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the periods ended December 31, 2000 and 1999 the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 2000 calendar year will be reported to shareholders prior to February 1, 2001.)

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective January 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

Loans and Other Direct Debt Instruments. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments - continued

to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $240,470 or 0.4% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,455,541 and $74,488,153, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .68% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $385 and $3,299, respectively, under these arrangements.

6. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

John H. Carlson, Vice President

Ian Spreadbury, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

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Strategic Income

Target TimelineSM  2001 & 2003

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Fidelity®

Strategic Income

Fund

Annual Report

December 31, 2000

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investment Changes	11	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	28	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Footnotes to the financial statements.
Report of Independent Accountants	37	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity Strategic Income	4.07%	10.81%
Fidelity Strategic Income Composite	3.45%	8.84%
JP EMBI Global	14.41%	18.48%
LB Government Bond	13.24%	19.20%
ML High Yield Master II	-5.12%	-3.23%
SSB Non-US Dollar World Govt Bond	-2.63%	5.70%
Multi-Sector Income Funds Average	0.01%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 116 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity Strategic Income	4.07%	3.92%
Fidelity Strategic Income Composite	3.45%	3.22%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $11,081 - a 10.81% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,677 - a 3.23% decrease. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,884 - an 8.84% increase.

* Currently 40% high-yield, 30% U.S. government and investment-grade bonds, 15% emerging-markets, and 15% foreign developed-markets.

Annual Report

Total Return Components

	Year ended December 31, 2000	Year ended December 31, 1999	May 1, 1998 (commencement of operations) to December 31, 1998
Dividend returns	7.35%	7.19%	4.93%
Capital returns	-3.28%	-0.84%	-4.80%
Total returns	4.07%	6.35%	0.13%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.69¢	34.08¢	67.58¢
Annualized dividend rate	7.42%	7.38%	7.33%
30-day annualized yield	7.88%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.03 over the past one month, $9.16 over the past six months and $9.22 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

3

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

Early in 2000, a growing federal budget surplus spurred the U.S. government to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices up and yields down. Later in the year, anticipation that the Fed was finished raising interest rates, combined with flights to safety from investors concerned about volatility in equity markets, further bolstered the U.S. government debt market. For the 12-month period ending December 31, 2000, the Lehman Brothers Government Bond Index returned 13.24%. Conversely, the U.S. high-yield debt market suffered its worst performance in a decade, as rising bankruptcies and general weakness in the cable, technology and telecommunications sectors plagued high-yield issuers throughout the year, as reflected in the -5.12% return of the Merrill Lynch High Yield Master II Index. Meanwhile, international government debt struggled with higher interest rates, inflation fears, a weakening euro and skepticism about some countries' economic reform efforts. For the 12-month period, international government bonds fell 2.63%, as measured by the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. On the other hand, emerging-markets debt was one of the best-performing asset classes of the year, as the J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period.

(Portfolio Manager photograph)
The following is an interview with John Carlson (top left), Lead Portfolio Manager of Fidelity Strategic Income Fund, with additional comments from Kevin Grant (top right) on U.S. government and investment-grade securities; Mark Notkin (lower left) on high-yield securities; and Ian Spreadbury (lower right) on foreign developed-market securities. John Carlson also manages the emerging-markets portion of the fund.

Q. How did the fund perform, John?

J.C. For the 12 months that ended December 31, 2000, the fund returned 4.07%. The multi-sector income funds average, as tracked by Lipper Inc. returned 0.01%, while the Fidelity Strategic Income Composite benchmark returned 3.45% during the same period.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Why did the fund outperform its benchmarks?

J.C. Each of the four subportfolios that make up the fund surpassed its respective benchmark. The portfolio managers will detail how they managed their subportfolios and were able to achieve this success.

Q. Kevin, how did the U.S. government bond market fare?

K.G. The past year was a good one for the U.S. Treasuries market. Stock market uncertainty coupled with fears that the U.S. economy was slowing led investors to seek safety in U.S. government-backed securities. The U.S. Treasury used its large budget surplus to reduce Treasury bill, note and bond auctions and continue its high-coupon bond buyback program. These factors combined to create a shortage in an asset class that was much in demand. By mid-year, the markets began to anticipate that interest rates would be eased. As the third quarter progressed, fears of inflation lessened, while concerns of recession came to the forefront as many large companies pre-announced earnings misses. Looking ahead, I believe that the U.S. budget surplus and low inflationary pressures will continue to be key factors in keeping U.S. Treasuries in short supply.

Q. Mark, what drove the high-yield subportfolio's outperformance?

M.N. Despite weakness in the market driven by a slowing U.S. economy and expectations of increasing default rates, the subportfolio significantly outperformed its benchmark mainly due to superior security selection. Positive contributors included securities of Winstar, VoiceStream and Chancellor Media. Bonds of Winstar, a wireless CLEC (competitive local exchange carrier), benefited from a refinancing of its capital structure earlier in the year. The fund sold the position prior to year-end. Securities of VoiceStream, a national wireless operator, rose due to strong industry fundamentals, solid execution and an announced merger with Deutsche Telecom. Chancellor Media was acquired by Clear Channel Communications, making it one of the largest outdoor media companies in the world. The subportfolio was negatively affected by an overweighted position in telecommunications and an underweighting in energy, but this was more than offset by an overweighting in broadcasting and underweighted positions in the automotive, steel and entertainment sectors. My outlook for the high-yield market is cautiously optimistic. While economic growth has clearly slowed, credit spreads have reached levels not seen since the end of 1990 when the economy was in a recession. High absolute yields and wide credit spreads should attract investors and increase demand for high-yield securities.

Q. John, how did the emerging-markets debt subportfolio surpass its benchmark?

J.C. Restructurings, politics and the intervention of the International Monetary Fund (IMF) were significant drivers of emerging-markets debt this year. Restructuring stories included the top two performers in the index - Ecuador and Russia. After a default in 1999 and a military coup in January, Ecuador's new president introduced crucial economic reforms including the adoption of the U.S. dollar as its currency. In July, the country reached a restructuring agreement with its private creditors and emerged from default. Russia also completed a restructuring of its external debt. In addition, the country elected its second president since the fall of communism. Continued reforms, current account surpluses and a massive reserve stockpiling helped bolster its debt prices. As reforms and restructurings in Russia and Ecuador were shaping up, I overweighted both positions relative to the benchmark, which contributed significantly to absolute and relative performance. The most noteworthy political event in emerging markets was Mexico's July elections, in which power was successfully transitioned from a party that had ruled the country for over 70 years. Finally, the proactive intervention of the IMF - in Argentina to provide liquidity and help bolster confidence, and in Turkey to stave off a banking crisis - was of critical importance.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Ian, what events affected non-U.S. developed-country debt?

I.S. Economic growth in the United Kingdom peaked mid-year as the economy began to slow in the third and fourth quarters. Supply considerations led to strong performance in government bonds, especially longer-dated bonds, while heavy merger activity and equity volatility led to poor performance in lower-rated corporate bonds. As a result, I increased exposure to longer-dated government bonds in the first half of 2000. The euro-market countries did not follow the same economic cycle, although economic growth showed signs of peaking in the third quarter. I reduced exposure to corporate bonds since the high level of new issuance - combined with equity volatility, increased merger activity and mobile telephone auctions - led to relatively weak performance in corporate bonds. In Japan, the fund remained invested in euro-yen bonds and I kept duration short since yields were low. The Canadian economy was strong and the portfolio invested in government securities due to limited supply and quality constraints of corporate bonds. My outlook for the developed-country market is generally positive with the exception of Japan. If the U.S. avoids an economic "hard landing," the outlook for global government and corporate bond markets is good.

Q. John, what's your outlook for the fund?

J.C. I remain constructive on global markets. With that in mind, the fund will maintain its strategic allocations among the four subportfolios. In the high-yield and emerging-markets subportfolios, we will focus Fidelity's research efforts on selecting companies and countries positioned to outperform across a broad range of scenarios. I also anticipate that the foreign developed markets and investment-grade subportfolios will continue to provide the currency diversification and liquidity benefits that make them so valuable when the economic outlook is uncertain.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Managers' Overview - continued

Fund Facts

Goal: a high level of current income by investing primarily in debt securities; as a secondary objective, the fund may seek capital appreciation

Fund number: 368

Trading symbol: FSICX

Start date: May 1, 1998

Size: as of December 31, 2000, more than $63 million

Manager: John Carlson, lead and emerging-markets manager, since 1998; Kevin Grant, U.S. government and investment-grade securities, since 1998; Mark Notkin, high-yield investments, since 1999; and Ian Spreadbury, foreign developed-market securities, since 1998

3

Mark Notkin discusses his outlook for the high-yield market:

"The high-yield market was extremely weak during 2000, driven by a slowing economy and increasing default rates. Fund flows were negative throughout the year, further exacerbating weak fundamentals and pressuring bond prices.

"Risks remain in the year ahead. Clearly, the economy of the U.S. is slowing and this will likely lead to further defaults - particularly for manufacturing and cyclical businesses that are highly sensitive to the economy. Companies in the telecommunications sector still require significant amounts of capital to complete the build-out of their networks - and several of these businesses are already struggling in what has become an extremely competitive industry.

"Having said this, I am cautiously optimistic about the high-yield market in 2001. Credit spreads have reached levels not seen since the end of 1990 when the economy was in a recession. The combination of a volatile stock market, Federal Reserve Board rate cuts and robust absolute yields should attract investors and increase demand for high-yield securities. Additionally, a significant economic slowdown, if not a recession, already appears to be largely built into security prices and, with yields on high-yield bonds approaching 14% at the end of 2000, credit spreads need only stabilize to generate healthy returns in 2001."

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	27.2	28.6
Germany Federal Republic	4.3	4.1
Argentinian Republic	2.7	2.4
Treuhandanstalt	2.5	2.7
United Kingdom, Great Britain & Northern Ireland	2.3	2.3
	39.0
Top Five Market Sectors as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Media & Leisure	13.8	16.5
Utilities	9.5	9.6
Health	2.5	1.7
Basic Industries	2.4	3.9
Finance	2.0	1.9
Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	42.9	42.5
Baa	2.4	3.3
Ba	7.8	4.1
B	29.8	35.9
Caa, Ca, C	4.3	3.6
Not Rated	0.7	2.2

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2000 and June 30, 2000 account for 0.7% and 2.2% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of December 31, 2000 *		As of June 30, 2000 **
	Corporate Bonds 32.3%		Corporate Bonds 36.0%
	U.S. Government and Government Agency Obligations 27.2%		U.S. Government and GovernmentAgency Obligations 28.6%
	Foreign Government & Government Agency Obligations 26.7%		Foreign Government & Government Agency Obligations 25.0%
	Stocks 3.2%		Stocks 3.3%
	Other Investments 0.3%		Other Investments 1.4%
	Short-Term Investments and Net Other Assets 10.3%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	32.2%	** Foreign investments	33.3%

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Corporate Bonds - 32.3%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 0.9%
HEALTH - 0.3%
Medical Facilities Management - 0.3%
Total Renal Care Holdings, Inc. 7% 5/15/09	B3		$ 235,000	$ 195,050
MEDIA & LEISURE - 0.5%
Broadcasting - 0.5%
EchoStar Communications Corp.:
4.875% 1/1/07 (g)	Caa2		80,000	59,800
4.875% 1/1/07	Caa2		295,000	220,513
NTL, Inc. 5.75% 12/15/09 (g)	Caa1		66,000	31,515
				311,828
RETAIL & WHOLESALE - 0.1%
Retail & Wholesale, Miscellaneous - 0.1%
Sunglass Hut International, Inc. 5.25% 6/15/03	B3		70,000	52,413
TOTAL CONVERTIBLE BONDS				559,291
Nonconvertible Bonds - 31.4%
BASIC INDUSTRIES - 2.4%
Chemicals & Plastics - 2.1%
Avecia Group PLC 11% 7/1/09	B2		350,000	346,500
Berry Plastics Corp. 11% 7/15/07	B3		70,000	50,400
Geo Specialty Chemicals, Inc. 10.125% 8/1/08	B3		50,000	41,750
Huntsman Corp. 9.5% 7/1/07 (g)	B2		190,000	112,100
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2		285,000	273,600
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3		110,000	106,700
Series B, 9.875% 5/1/07	Ba3		175,000	168,875
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3		120,000	116,100
Sterling Chemicals, Inc. 12.375% 7/15/06	B3		135,000	122,850
				1,338,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Packaging & Containers - 0.3%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1		$ 110,000	$ 68,200
9.75% 6/15/07	Caa1		165,000	103,950
				172,150
TOTAL BASIC INDUSTRIES				1,511,025
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2		110,000	106,150
American Standard, Inc. 7.375% 4/15/05	Ba2		15,000	14,513
				120,663
DURABLES - 0.4%
Home Furnishings - 0.4%
Omega Cabinets Ltd. 10.5% 6/15/07	B3		90,000	81,900
Sealy Mattress Co.:
0% 12/15/07 (e)	B3		130,000	98,150
9.875% 12/15/07	B2		60,000	57,750
				237,800
Textiles & Apparel - 0.0%
St. John Knits International, Inc. 12.5% 7/1/09	B3		10,000	9,000
TOTAL DURABLES				246,800
ENERGY - 1.8%
Coal - 0.1%
P&L Coal Holdings Corp. 8.875% 5/15/08	Ba3		55,000	55,138
Energy Services - 0.3%
R&B Falcon Corp. 9.5% 12/15/08	Ba3		180,000	194,400
Oil & Gas - 1.4%
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2		370,000	379,250
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2		95,000	95,238
9.25% 4/1/07	B2		20,000	20,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Pemex Project Fund Master Trust 9.125% 10/13/10 (g)	Baa3		$ 110,000	$ 110,275
Petroleos Mexicanos:
9.25% 3/30/18	Ba2		100,000	98,500
9.5% 9/15/27	Baa3		90,000	89,550
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2		80,000	79,600
				872,663
TOTAL ENERGY				1,122,201
FINANCE - 2.0%
Banks - 0.5%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (g)	B1		190,000	192,850
12.554% 6/16/08 (h)	B1		140,000	130,900
				323,750
Credit & Other Finance - 1.5%
APP International Finance (Mauritius) Ltd. 0% 7/5/01 (g)	B3		100,000	60,000
Compania Petrolifera Marlim 12.25% 9/26/08 (g)	B1		250,000	242,500
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3		115,000	113,850
GS Escrow Corp. 7% 8/1/03	Ba1		75,000	71,971
Kappa Beheer BV 10.625% 7/15/09	B2		160,000	161,600
KFW International Finance, Inc. euro 1.75% 3/23/10	Aaa	JPY	15,000,000	133,252
PTC International Finance BV 0% 7/1/07 (e)	B2		220,000	161,700
PTC International Finance II SA 11.25% 12/1/09	B2		25,000	23,750
				968,623
TOTAL FINANCE				1,292,373
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - 2.2%
Medical Facilities Management - 2.2%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2		$ 85,000	$ 82,344
7.15% 3/30/04	Ba2		50,000	48,688
Everest Healthcare Services, Inc. 9.75% 5/1/08	B3		50,000	52,000
Express Scripts, Inc. 9.625% 6/15/09	Ba2		95,000	98,325
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1		760,000	823,650
8.125% 12/1/08	Ba3		95,000	95,475
Unilab Corp. 12.75% 10/1/09	B3		160,000	172,000
				1,372,482
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Industrial Machinery & Equipment - 0.1%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3		60,000	59,850
Pollution Control - 0.6%
Allied Waste North America, Inc. 7.875% 1/1/09	Ba3		285,000	264,338
Browning-Ferris Industries, Inc. 7.4% 9/15/35	Ba3		220,000	160,600
				424,938
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT				484,788
MEDIA & LEISURE - 12.5%
Broadcasting - 8.3%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3		200,000	174,000
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1		10,000	8,100
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3		200,000	76,000
14% 7/15/10 (g)	B3		90,000	81,000
Century Communications Corp. Series B, 0% 1/15/08	B2		240,000	93,600
Chancellor Media Corp. 8% 11/1/08	Ba1		200,000	200,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2		270,000	155,925
8.625% 4/1/09	B2		265,000	239,825
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Citadel Broadcasting Co.:
9.25% 11/15/08	B3		$ 660,000	$ 635,250
10.25% 7/1/07	B3		60,000	60,150
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2		40,000	34,000
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3		20,000	20,100
9.875% 5/15/06	Ba3		55,000	56,100
9.875% 4/1/23	B1		15,000	15,600
10.5% 5/15/16	Ba3		75,000	81,750
Diamond Cable Communications PLC yankee 11.75% 12/15/05	B2		110,000	96,250
Earthwatch, Inc. 0% 7/15/07 (e)	-		70,000	42,000
EchoStar DBS Corp. 9.375% 2/1/09	B1		380,000	370,500
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1		255,000	197,625
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1		350,000	194,250
Golden Sky Systems, Inc. 12.375% 8/1/06	B3		45,000	43,875
NTL Communications Corp.:
0% 10/1/08 (e)	B3		920,000	515,200
11.5% 10/1/08	B3		180,000	158,400
NTL, Inc.:
0% 4/1/08 (e)	B3		60,000	33,000
10% 2/15/07	B2		40,000	34,400
Pegasus Communications Corp.:
9.625% 10/15/05	B3		75,000	69,938
12.5% 8/1/17	B3		75,000	78,000
Satelites Mexicanos SA de CV 10.125% 11/1/04	B3		120,000	75,600
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3		550,000	264,000
10.75% 3/15/10	B3		125,000	111,250
Susquehanna Media Co. 8.5% 5/15/09	B1		20,000	19,700
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1		525,000	351,750
Telewest Communications PLC:
0% 4/15/09 (e)	B1		140,000	63,000
0% 2/1/10 (e)	B1		380,000	171,000
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2		445,000	137,950
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
0% 2/1/10 (e)	B2		$ 110,000	$ 31,900
10.875% 8/1/09	B2		380,000	243,200
				5,234,188
Entertainment - 1.0%
Mandalay Resort Group:
9.5% 8/1/08	Ba2		25,000	25,000
10.25% 8/1/07	Ba3		115,000	113,563
MGM Mirage, Inc. 8.5% 9/15/10	Baa3		15,000	15,150
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2		55,000	55,413
Premier Parks, Inc.:
0% 4/1/08 (e)	B3		185,000	128,575
9.25% 4/1/06	B3		120,000	114,600
9.75% 6/15/07	B3		185,000	178,525
				630,826
Lodging & Gaming - 3.1%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2		245,000	222,950
HMH Properties, Inc.:
Series A, 7.875% 8/1/05	Ba2		105,000	100,800
Series B, 7.875% 8/1/08	Ba2		110,000	104,225
Horseshoe Gaming LLC:
8.625% 5/15/09	B2		340,000	329,800
9.375% 6/15/07	B+		100,000	101,000
ITT Corp. 7.375% 11/15/15	Ba1		225,000	202,500
KSL Recreation Group, Inc. 10.25% 5/1/07	B2		125,000	122,500
Station Casinos, Inc.:
8.875% 12/1/08	B1		220,000	215,600
9.875% 7/1/10	B1		300,000	308,250
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1		240,000	238,800
				1,946,425
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2		65,000	59,475
TOTAL MEDIA & LEISURE				7,870,914
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
NONDURABLES - 0.3%
Foods - 0.3%
Del Monte Corp. 12.25% 4/15/07	B3		$ 116,000	$ 121,800
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1		72,000	53,280
				175,080
SERVICES - 0.2%
Advertising - 0.2%
Lamar Media Corp.:
9.25% 8/15/07	B1		126,000	127,260
9.625% 12/1/06	B1		15,000	15,563
				142,823
TECHNOLOGY - 0.9%
Computers & Office Equipment - 0.1%
Globix Corp. 12.5% 2/1/10	B-		205,000	71,750
Electronic Instruments - 0.1%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3		83,000	71,380
Electronics - 0.7%
ChipPAC International Ltd. 12.75% 8/1/09	B3		50,000	41,250
Details, Inc. 10% 11/15/05	B3		5,000	4,600
Fairchild Semiconductor Corp. 10.125% 3/15/07	B2		90,000	83,250
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3		275,000	272,250
Intersil Corp. 13.25% 8/15/09	B1		42,000	46,200
				447,550
TOTAL TECHNOLOGY				590,680
TRANSPORTATION - 0.5%
Railroads - 0.5%
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2		135,000	138,375
TFM SA de CV 0% 6/15/09 (e)	B1		240,000	178,200
				316,575
UTILITIES - 7.3%
Cellular - 6.1%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1		175,000	98,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1		$ 205,000	$ 92,250
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		50,000	38,500
Crown Castle International Corp. 0% 5/15/11 (e)	B3		285,000	190,950
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3		335,000	329,975
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1		120,000	49,200
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2		70,000	40,600
McCaw International Ltd. 0% 4/15/07 (e)	Caa1		110,000	66,000
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1		285,000	223,725
Nextel Communications, Inc.:
0% 9/15/07 (e)	B1		20,000	15,600
0% 2/15/08 (e)	B1		855,000	613,463
12% 11/1/08	B1		90,000	94,500
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1		95,000	76,475
Nextel Partners, Inc.:
11% 3/15/10	B3		30,000	28,650
11% 3/15/10	B3		75,000	71,625
Occidente Y Caribe Celular SA 0% 3/15/04 (e)	B3		40,000	29,600
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3		105,000	71,663
Tritel PCS, Inc. 0% 5/15/09 (e)	B3		430,000	292,400
Triton PCS, Inc. 0% 5/1/08 (e)	B3		480,000	379,200
US Unwired, Inc. 0% 11/1/09 (e)	Caa1		155,000	66,650
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2		1,140,000	826,500
10.375% 11/15/09	B2		130,000	139,750
				3,836,151
Electric Utility - 0.8%
AES Corp. 9.375% 9/15/10	Ba1		330,000	337,425
CMS Energy Corp.:
8.375% 7/1/03	Ba3		120,000	119,400
9.875% 10/15/07	Ba3		60,000	62,400
				519,225
Telephone Services - 0.4%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2		100,000	86,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Esat Telecom Group PLC yankee 11.875% 12/1/08	A2		$ 10,000	$ 11,500
Intermedia Communications, Inc.:
0% 3/1/09 (e)	B3		165,000	66,000
8.5% 1/15/08	B2		90,000	63,000
8.6% 6/1/08	B2		5,000	3,500
8.875% 11/1/07	B2		15,000	10,500
				240,750
TOTAL UTILITIES				4,596,126
TOTAL NONCONVERTIBLE BONDS				19,842,530
TOTAL CORPORATE BONDS (Cost $21,947,035)				20,401,821
U.S. Treasury Obligations - 27.2%

U.S. Treasury Bonds:
6.125% 8/15/29	Aaa		50,000	54,383
8.875% 8/15/17	Aaa		3,375,000	4,587,368
9% 11/15/18	Aaa		2,505,000	3,474,911
U.S. Treasury Notes 6.5% 5/31/02	Aaa		8,970,000	9,104,539
TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,649,666)				17,221,201
Foreign Government and Government Agency Obligations (i) - 26.7%

Argentinian Republic:
BOCON 2.7744% 4/1/07 (h)	B1	ARS	461,728	324,799
Brady:
floating rate bond 7.625% 3/31/05 (h)	B1		321,840	292,874
par L-GP 6% 3/31/23	B1		353,000	244,453
9.75% 9/19/27	B1		80,000	64,400
10.25% 7/21/30	B1		141,000	116,325
11.75% 2/12/07	B1	ARS	130,000	111,328
11.75% 6/15/15	B1		460,000	415,150
12% 2/1/20	B1		62,000	57,195
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Brazilian Federative Rep.:
Brady:
capitalization bond 8% 4/15/14	B1		$ 674,814	$ 522,137
debt conversion bond 7.6875% 4/15/12 (h)	B1		330,000	243,788
discount euro 7.625% 4/15/24 (h)	B1		125,000	95,625
6% 4/15/24	B1		165,000	114,881
11% 8/17/40	B1		450,000	366,300
Bulgarian Republic Brady FLIRB A 3% 7/28/12 (h)	B2		209,000	154,138
Canadian Government:
7% 12/1/06	Aa1	CAD	775,000	559,590
9% 6/1/25	Aa1	CAD	425,000	404,257
10% 5/1/02	Aa1	CAD	420,000	296,731
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	151,250
Promissory notes 5.092% 1/5/10	-		165,514	84,960
warrants 11/15/20 (a)(j)	-		250	0
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		88,000	79,200
Colombian Republic:
7.625% 2/15/07	Ba2		40,000	31,400
8.625% 4/1/08	Ba2		90,000	72,450
8.7% 2/15/16	Ba2		35,000	23,100
9.75% 4/23/09	Ba2		25,000	21,031
11.75% 2/25/20	Ba2		100,000	85,500
Ecuador Republic:
4% 8/15/30 (f)(g)	Caa2		130,000	48,750
12% 11/15/12 (g)	Caa2		392,000	256,760
Germany Federal Republic:
3.75% 1/4/09	Aaa	EUR	680,000	596,138
4.5% 5/17/02	Aaa	EUR	200,000	188,202
6.25% 4/26/06	Aaa	EUR	1,100,000	1,117,793
6.25% 1/4/30	Aaa	EUR	360,000	382,236
8% 7/22/02	Aaa	EUR	450,000	445,410
Hungarian Government 9.25% 9/24/03	A1	HUF	6,370,000	22,404
Italian Republic 3.75% 6/8/05	Aa3	JPY	125,000,000	1,228,884
Ivory Coast Brady FLIRB A 1.9% 3/29/18 (c)(f)	-	FRF	275,000	4,936
Jamaican Government 12.75% 9/1/07 (g)	Ba3		30,000	29,775
Pakistani Republic 10% 12/13/05 (g)	Caa1		30,000	19,200
Peruvian Republic Brady:
FLIRB 3.75% 3/7/17 (h)	Ba3		84,000	49,140
past due interest 4.5% 3/7/17 (h)	Ba3		93,000	59,753
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Philippine Government:
9.875% 3/16/10	Ba1		$ 80,000	$ 71,800
9.875% 1/15/19	Ba1		95,000	76,119
10.625% 3/16/25	Ba1		70,000	57,575
Polish Government 6% 3/22/10	Baa1	EUR	50,000	48,120
Russian Federation:
2.5% 3/31/30 (f)(g)	B3		675,000	253,125
2.5% 3/31/30 (Reg. S) (f)	B3		285,000	106,875
8.25% 3/31/10 (g)	B3		101,171	63,105
9.25% 11/27/01	B3		80,000	78,100
10% 6/26/07	B3		230,000	168,763
11% 7/24/18 (Reg. S)	B3		120,000	84,300
11.75% 6/10/03 (Reg. S)	B3		90,000	84,150
12.75% 6/24/28 (Reg. S)	B3		369,000	307,193
Russian Federation Ministry of Finance 3% 5/14/03	Caa3		130,000	73,775
Spanish Kingdom 5.4% 7/30/11	Aa2	EUR	1,000,000	929,328
Treuhandanstalt 7.5% 9/9/04	Aaa	EUR	1,550,000	1,602,667
Turkish Republic:
global 12.375% 6/15/09	B1		200,000	186,500
11.875% 1/15/30	B1		90,000	79,425
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		180,000	126,900
United Kingdom, Great Britain & Northern Ireland:
7.5% 12/7/06	Aaa	GBP	360,000	600,446
8% 12/7/15	Aaa	GBP	115,000	231,483
8.75% 8/25/17	Aaa	GBP	160,000	351,202
9.75% 8/27/02	Aaa	GBP	135,000	215,474
United Mexican States:
Brady par A 6.25% 12/31/19 unit	Baa3		800,000	726,000
9.875% 2/1/10	Baa3		120,000	129,000
10.375% 2/17/09	Baa3		90,000	98,325
11.375% 9/15/16	Baa3		244,000	284,260
Venezuelan Republic:
Brady:
debt conversion bond 7.875% 12/18/07 (h)	B2		166,665	133,749
par W-A euro 6.75% 3/31/20	B2		250,000	185,000
Oil recovery rights 4/15/20 (j)	-		1,250	0
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Venezuelan Republic: - continued
9.25% 9/15/27	B2		$ 205,000	$ 132,481
Vietnamese Socialist Republic 3.75% 3/14/16 (h)	B1		10,000	5,700
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $16,623,899)				16,873,183
Supranational Obligations - 0.1%

European Bank for Reconstruction & Development 19% 12/5/01 (Cost $44,583)	Aaa	PLN	200,000	48,784
Common Stocks - 0.2%
	Shares
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	56	1,064
RETAIL & WHOLESALE - 0.2%
Grocery Stores - 0.2%
Pathmark Stores, Inc. (a)	7,201	118,817
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
DecisionOne Corp. (a)	186	2
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	109	0
Class B warrants 4/18/07 (a)	188	0
Class C warrants 4/18/07 (a)	112	0
		2
UTILITIES - 0.0%
Cellular - 0.0%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	70	140
TOTAL COMMON STOCKS (Cost $155,822)		120,023
Preferred Stocks - 3.0%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.4%
MEDIA & LEISURE - 0.4%
Broadcasting - 0.4%
Earthwatch, Inc. $0.2975 (g)	3,436	$ 859
Radio One, Inc. $65.00 (g)	300	237,750
		238,609
Nonconvertible Preferred Stocks - 2.6%
MEDIA & LEISURE - 0.4%
Broadcasting - 0.2%
Benedek Communications Corp. $115.00 pay-in-kind	80	40,000
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	213	17,892
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	399	41,895
Series M, $11.125 pay-in-kind	281	29,224
		129,011
Publishing - 0.2%
PRIMEDIA, Inc. Series H, $8.625	2,118	160,968
TOTAL MEDIA & LEISURE		289,979
UTILITIES - 2.2%
Cellular - 1.3%
Crown Castle International Corp. $127.50 pay-in-kind	175	168,000
Dobson Communications Corp. $130.00 pay-in-kind	26	23,140
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	295	274,350
Series E, $111.25 pay-in-kind	429	356,070
		821,560
Telephone Services - 0.9%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	350	339,500
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	128	64,000
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
UTILITIES - continued
Telephone Services - continued
XO Communications, Inc.:
$135.00 pay-in-kind	233	$ 93,200
$7.00 pay-in-kind	1,702	54,464
		551,164
TOTAL UTILITIES		1,372,724
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,662,703
TOTAL PREFERRED STOCKS (Cost $2,298,033)		1,901,312
Sovereign Loan Participations - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount (d)
Algerian Republic loan participation:
Series 1 - Deutsche Bank 7.6875% 9/4/06 (h)	-	$ 73,846	61,662
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 7.6875% 9/4/06 (h)	-	41,538	34,685
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 7.6875% 3/4/10 (h)	-	42,750	33,131
Series 3 - The Chase Manhattan Bank 7.6875% 3/4/10 (h)	-	20,900	16,198
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $140,815)			145,676
Cash Equivalents - 8.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $5,308,000)	$ 5,311,575	$ 5,308,000
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $63,167,853)		62,020,000
NET OTHER ASSETS - 1.9%		1,221,819
NET ASSETS - 100%		$ 63,241,819
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
ARS	-	Argentine peso
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
HUF	-	Hungarian forint
JPY	-	Japanese yen
PLN	-	Polish zloty (new)
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,594,279 or 4.1% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	42.9%	AAA, AA, A	42.9%
Baa	2.4%	BBB	0.8%
Ba	7.8%	BB	11.1%
B	29.8%	B	27.2%
Caa	4.3%	CCC	2.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.7% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.8%
Germany	6.8
United Kingdom	3.4
Brazil	3.1
Mexico	3.0
Argentina	2.7
Russia	2.0
Canada	2.0
Italy	1.9
Spain	1.5
Netherlands	1.1
Others (individually less than 1%)	4.7
100.0%
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $63,237,437. Net unrealized depreciation aggregated $1,217,437, of which $1,698,689 related to appreciated investment securities and $2,916,126 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $1,310,000 of which $69,000, $266,000 and $975,000 will expire on December 31, 2006, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $359,000 of losses recognized during the period November 1, 2000 to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $5,308,000) (cost $63,167,853) - See accompanying schedule		$ 62,020,000
Cash		44,011
Receivable for investments sold		24,513
Receivable for fund shares sold		542,941
Dividends receivable		11,708
Interest receivable		970,283
Total assets		63,613,456
Liabilities
Payable for investments purchased	$ 110,657
Payable for fund shares redeemed	128,670
Distributions payable	67,533
Accrued management fee	28,311
Other payables and accrued expenses	36,466
Total liabilities		371,637
Net Assets		$ 63,241,819
Net Assets consist of:
Paid in capital		$ 65,911,147
Undistributed net investment income		190,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,741,581)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,118,073)
Net Assets, for 6,927,423 shares outstanding		$ 63,241,819
Net Asset Value, offering price and redemption price per share ($63,241,819 ÷ 6,927,423 shares)		$9.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 186,733
Interest		4,311,925
Total income		4,498,658
Expenses
Management fee	$ 290,017
Transfer agent fees	66,958
Accounting fees and expenses	60,630
Non-interested trustees' compensation	166
Custodian fees and expenses	19,962
Registration fees	36,869
Audit	21,596
Legal	1,975
Miscellaneous	2,319
Total expenses before reductions	500,492
Expense reductions	(1,880)	498,612
Net investment income		4,000,046
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,081,592)
Foreign currency transactions	(65,741)	(1,147,333)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(755,182)
Assets and liabilities in foreign currencies	(3,284)	(758,466)
Net gain (loss)		(1,905,799)
Net increase (decrease) in net assets resulting from operations		$ 2,094,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 4,000,046	$ 2,427,692
Net realized gain (loss)	(1,147,333)	(434,006)
Change in net unrealized appreciation (depreciation)	(758,466)	(30,934)
Net increase (decrease) in net assets resulting from operations	2,094,247	1,962,752
Distributions to shareholders from net investment income	(3,703,552)	(2,272,780)
Share transactions Net proceeds from sales of shares	52,684,775	36,272,342
Reinvestment of distributions	2,989,280	1,929,992
Cost of shares redeemed	(32,239,761)	(20,736,236)
Net increase (decrease) in net assets resulting from share transactions	23,434,294	17,466,098
Total increase (decrease) in net assets	21,824,989	17,156,070
Net Assets
Beginning of period	41,416,830	24,260,760
End of period (including undistributed net investment income of $190,326 and $29,475, respectively)	$ 63,241,819	$ 41,416,830
Other Information Shares
Sold	5,716,133	3,826,889
Issued in reinvestment of distributions	325,501	204,207
Redeemed	(3,501,684)	(2,191,822)
Net increase (decrease)	2,539,950	1,839,274

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.440	$ 9.520	$ 10.000
Income from Investment Operations Net investment income D	.729	.709	.469
Net realized and unrealized gain (loss)	(.363)	(.125)	(.466)
Total from investment operations	.366	.584	.003
Less Distributions
From net investment income	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.130	$ 9.440	$ 9.520
Total Return B, C	4.07%	6.35%	.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 63,242	$ 41,417	$ 24,261
Ratio of expenses to average net assets	.99%	1.10% F	1.10% A, F
Ratio of expenses to average net assets after expense reductions	.99%	1.10%	1.09% A, G
Ratio of net investment income to average net assets	7.94%	7.55%	7.40% A
Portfolio turnover rate	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, defaulted bonds, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

Loans and Other Direct Debt Instruments. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $145,676 or 0.2% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $65,692,224 and $46,940,304, respectively, of which U.S. government and government agency obligations aggregated $18,321,604 and $13,714,979, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $1,880 under this arrangement.

6. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. Beneficial Interest.

At the end of the period, an affiliate of FMR was record owner of approximately 17% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Fidelity Investments Money Management Investments, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

John H. Carlson, Vice President

Ian Spreadbury, Vice President

Kevin E. Grant, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline SM 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FSN-ANN-0201 124495
1.714732.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Strategic Income

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investment Changes	11	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	30	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Footnotes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Life of fund
Fidelity® Strategic Income	3.31%	5.72%	14.49%
Fidelity Strategic Income Composite	1.89%	3.49%	10.89%
JPM EMBI Global	5.82%	13.20%	25.37%
LB Government Bond	2.27%	10.33%	21.91%
ML High Yield Master II	3.38%	-0.92%	0.04%
SSB Non-US Dollar World Govt Bond	-6.78%	-7.43%	-1.46%
Multi-Sector Income Funds Average	1.14%	0.98%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 126 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity Strategic Income	5.72%	4.36%
Fidelity Strategic Income Composite	3.49%	3.32%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $11,449 - a 14.49% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,004 - a 0.04% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,089 - a 10.89% increase.

* Currently 40% high-yield, 30% U.S. government and investment-grade bonds, 15% emerging-markets, and 15% foreign developed-markets.

Semiannual Report

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,		May 1, 1998 (commencement of operations) to December 31,
	2001	2000	1999	1998
Dividend returns	3.09%	7.35%	7.19%	4.93%
Capital returns	0.22%	-3.28%	-0.84%	-4.80%
Total returns	3.31%	4.07%	6.35%	0.13%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.72¢	28.24¢	62.32¢
Annualized dividend rate	6.23%	6.14%	6.76%
30-day annualized yield	7.37%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.22 over the past one month, $9.28 over the past six months and $9.22 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

3

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

Foreign developed-nation bonds struggled in the first half of 2001, as the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - fell 6.78% for the six-month period ending June 30, 2001. The effects of a slowing U.S. economy rippled around the world and contributed to slower global economic growth. But while foreign bond markets were characterized by generally positive local currencies, the comparative strength of the strong U.S. dollar muted international bond performance on a relative basis. Long-duration bonds, both domestically and abroad, were among the weakest performers, as a string of interest-rate cuts made by central banks around the world to prevent a global recession also sparked the possibility of inflation in the near future. In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. U.S. government bonds also posted a positive half-year, as the Lehman Brothers Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - gained 2.27% during the first half of 2001. However, significant weakness in telecommunications company debt plagued high-yield bonds, leading to a default rate of approximately 10% for the overall high-yield market.

(Portfolio Manager photograph)
The following is an interview with John Carlson (left), Lead Portfolio Manager of Fidelity Strategic Income Fund for most of the period covered by this report, and William Eigen (right), who became Lead Portfolio Manager of the fund on June 11, 2001. John Carlson continues to manage the emerging-markets debt portion of the fund.

Q. How did the fund perform, John?

J.C. For the six months ending June 30, 2001, the fund returned 3.31%. The Fidelity Strategic Income Composite benchmark returned 1.89%, while the multi-sector income funds average, as tracked by Lipper Inc., returned 1.14% during the same period. For the 12 months ending June 30, 2001, the fund returned 5.72%, the composite benchmark returned 3.49%, and the Lipper average returned 0.98%.

Q. Why did the fund outperform its index and peers?

J.C.. Each of the subportfolios comprising the fund either outperformed or performed in line with its respective benchmark. We discuss this in detail below.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. How did the U.S. government bond subportfolio fare?

J.C. The subportfolio - the low-risk and liquidity component for the fund - performed in line with its benchmark. That being said, the first six months of this year were the most interesting we've experienced in about 10 years in the U.S. bond market. The Federal Reserve Board eased interest rates six times, including two surprise 50 basis point cuts, impacting the Treasury market. The long end of the yield curve - including 10- and 30-year securities - experienced rising yields and falling prices as the market anticipated a U.S. economic recovery. The subportfolio - managed by Kevin Grant - remained invested in high-quality U.S. government securities. The slightly negative price-performance experienced as a result of activity in the long end of the curve was offset by a rally at the short end and positive returns due to interest income.

Q. What drove performance in the high-yield subportfolio?

J.C. Returns in the first quarter were particularly strong; however, in the second quarter, signs of weakness in the economy, poor fundamentals in the telecommunications sector and a significant increase in new-issue supply dampened investor sentiment and drove spreads wider. The subportfolio - managed by Mark Notkin - significantly outperformed its benchmark, driven entirely by favorable security selection. While wireless fundamentals held up, the overall telecommunications sector was battered due to disappointing execution, overleveraged balance sheets and the funding needs of many emerging carriers. VoiceStream, a national wireless operator, contributed to performance as it rose due to strong industry fundamentals, solid execution and an announced merger with Deutsche Telecom. Intermedia Communications also added value as its securities rallied in anticipation of its pending acquisition by WorldCom.

Q. How did the non-U.S. developed-nation debt market perform?

J.C. Slower U.S. economic growth proved to be a catalyst for slower growth globally - all major central banks lowered interest rates during the period. The Bank of England and the European Central Bank (ECB) cut rates as economic growth slowed but inflationary pressures persisted. Japan returned to a zero interest-rate policy in February, providing a short-term boost, while in Canada interest rates were reduced by 1.25%. The subportfolio - managed by Ian Spreadbury - while posting negative returns, outperformed its benchmark. Ian reduced the fund's exposure to long-duration government bonds in the U.K. and increased holdings in high-quality corporates. In addition, the subportfolio maintained a high exposure to AAA-rated euro bonds since uncertainty continued over the ECB's interest-rate policy. Although the bond markets generally were positive in local currency terms, the strength of the U.S. dollar undermined returns in dollar terms.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. How did your subportfolio, emerging-markets debt, fare?

J.C. The subportfolio contributed to the fund's outperformance as a result of positive country and security selections. Russia was again the top contributor to performance as it continued to benefit from political and economic reforms, higher oil prices and a further buildup in international reserves. An underweighted position in Argentina also helped performance as its financial crisis deepened and investor confidence in the country's ability to enact needed reforms weakened. Peru, while a relatively small portion of the fund, also posted positive returns as the country elected its first president since the abdication of Alberto Fujimori last year. Brazil detracted from performance, and not only because of its proximity to Argentina. Its securities were hampered by the threat of an impending energy shortage due to an extended period of drought that has threatened the supply of hydro-electricity, which provides much of the power in Brazil and could potentially impact growth later this year.

Q. Bill, have you made any changes since taking over as lead manager?

B.E. While I haven't made changes that will affect the fund's intended risk profile, I've made some small shifts at the asset allocation level. In June, I underweighted the high-yield subportfolio slightly in favor of cash. As a result, the fund suffered a smaller impact when the high-yield market turned negative. While I'll make slight asset allocation shifts periodically, it's important to remember that any movements will be subtle in nature - usually impacting no more than 3%-7% of assets. Security selection within the subportfolios will account for the majority of any value added to the fund.

Q. What's your outlook?

B.E. My outlook's constructive overall. I think that investors are due to get rewarded for taking risk in the fixed-income asset class through exposure to lower- and non-investment-grade bonds in the U.S. Domestic bond investors really haven't been paid for taking on that risk for almost four years - a trend that could reverse quickly with signs of firming at the corporate and economic levels. I think the fund is ideally positioned to benefit from such a trend, while at the same time providing a volatility buffer through its investments in U.S. and European government securities.

Note to shareholders: On June 14, 2001, the Board of Trustees of Fidelity School Street Trust voted to present a proposal to shareholders of Fidelity International Bond Fund to merge the fund into Fidelity Strategic Income Fund. A shareholder meeting is scheduled for December 19, 2001. If shareholders of Fidelity International Bond Fund approve the merger, it will occur on or about January 17, 2002.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Fund Facts

Goal: a high level of current income by investing primarily in debt securities; as a secondary objective, the fund may seek capital appreciation

Fund number: 368

Trading symbol: FSICX

Start date: May 1, 1998

Size: as of June 30, 2001, more than $73 million

Manager: Bill Eigen, lead manager, since June 2001; John Carlson, emerging markets, since 1998; Kevin Grant, U.S. government and investment-grade securities, since 1998; Mark Notkin, high-yield investments, since 1999; Ian Spreadbury, foreign developed-market securities, since 1998

3

Bill Eigen talks about Fidelity Strategic Income fund:

"My personal view of the fund is that it is the best of all worlds for fixed-income investors. Its investors can gain access to a number of experienced Fidelity investment professionals. In addition, the fund provides access to asset classes that can prove difficult to purchase at the individual security level - particularly emerging-markets debt - because of high minimums and liquidity issues.

"One of the interesting things about the fund is despite the fact that, on a neutral basis, it holds about 40% high-yield and 15% emerging-markets debt, the weighted average of the fund's holdings is firmly in investment-grade territory. Given the fund's broad diversification profile, overall volatility has been less than that of many single fixed-income asset classes, including high-yield. Diversification - through four individually managed subportfolios in different markets - really works for the fund, not only in terms of volatility, but also in terms of performance. If one or two markets are experiencing difficulties, the others are there to provide a cushion.

"I'm enthusiastic about Strategic Income and believe its investors are in a position to benefit under several economic scenarios. This is in contrast to many ´traditional' bond funds where exposure tends to be concentrated in the U.S. Treasury and investment-grade corporate bond market. The fund gives shareholders the opportunity to invest on a global scale across several markets and to take advantage of Fidelity's research and portfolio management capabilities within a tightly controlled risk framework."

Semiannual Report

Investment Changes

Top Five Holdings as of June 30, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	28.5	27.2
Germany Federal Republic	4.0	4.3
Russian Federation	2.5	1.8
Canadian Government	2.5	2.0
Argentinian Republic	2.4	2.7
	39.9
Top Five Market Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	14.8	12.5
Telecommunication Services	8.3	10.2
Financials	3.9	2.0
Industrials	2.8	1.5
Materials	2.2	2.5
Quality Diversification as of June 30, 2001
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	43.8	42.9
Baa	5.2	2.4
Ba	8.9	7.8
B	32.0	29.8
Caa, Ca, C	4.6	4.3
Not Rated	0.5	0.7

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at June 30, 2001 and December 31, 2000 account for 0.5% and 0.7% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of June 30, 2001 *		As of December 31, 2000 **
	Corporate Bonds 37.9%		Corporate Bonds 32.3%
	U.S. Government & Government Agency Obligations 28.7%		U.S. Government & Government Agency Obligations 27.2%
	Foreign Government & Government Agency Obligations 27.1%		Foreign Government & Government Agency Obligations 26.7%
	Stocks 1.6%		Stocks 3.2%
	Other Investments 0.7%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 10.3%
* Foreign investments	32.5%	** Foreign investments	32.2%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 37.9%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 1.8%
CONSUMER DISCRETIONARY - 0.6%
Media - 0.5%
EchoStar Communications Corp.:
4.875% 1/1/07 (g)	Caa2		$ 80,000	$ 77,000
4.875% 1/1/07	Caa1		295,000	283,938
				360,938
Specialty Retail - 0.1%
Sunglass Hut International, Inc. 5.25% 6/15/03	B3		70,000	65,100
TOTAL CONSUMER DISCRETIONARY				426,038
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BP Finance PLC (LUKoil) 3% 2/9/06 (g)	AA+		27,000	32,029
HEALTH CARE - 0.8%
Health Care Providers & Services - 0.8%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2		300,000	305,250
Total Renal Care Holdings 7% 5/15/09	B2		265,000	251,088
				556,338
INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Instruments - 0.3%
Sanmina Corp. 0% 9/12/20	Ba3		520,000	186,550
Semiconductor Equipment & Products - 0.1%
Transwitch Corp. 4.5% 9/12/05	B2		140,000	98,175
TOTAL INFORMATION TECHNOLOGY				284,725
TOTAL CONVERTIBLE BONDS				1,299,130
Nonconvertible Bonds - 36.1%
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 0.0%
Oxford Automotive, Inc. 10.125% 6/15/07	Caa1		50,000	30,500
Hotels, Restaurants & Leisure - 4.7%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2		420,000	428,400
Hilton Hotels Corp. 7.625% 5/15/08	Baa3		250,000	242,141
HMH Properties, Inc.:
7.875% 8/1/05	Ba2		230,000	224,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
HMH Properties, Inc.: - continued
7.875% 8/1/08	Ba2		$ 125,000	$ 117,500
Horseshoe Gaming LLC 8.625% 5/15/09	B2		260,000	261,300
ITT Corp. 7.375% 11/15/15	Ba1		225,000	205,313
KSL Recreation Group, Inc. 10.25% 5/1/07	B2		125,000	126,250
Mandalay Resort Group:
9.5% 8/1/08	Ba2		25,000	26,125
10.25% 8/1/07	Ba3		115,000	120,175
MGM Mirage, Inc.:
8.5% 9/15/10	Baa3		15,000	15,648
9.75% 6/1/07	Ba2		285,000	304,238
Premier Parks, Inc.:
9.25% 4/1/06	B3		120,000	120,000
9.75% 6/15/07	B3		185,000	187,313
Station Casinos, Inc.:
8.375% 2/15/08	Ba3		285,000	286,425
8.875% 12/1/08	B1		130,000	130,975
Sun International Hotels Ltd./Sun International North America, Inc. yankee 8.625% 12/15/07	B1		175,000	175,656
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1		160,000	163,200
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1		290,000	310,300
				3,445,209
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba3		210,000	208,950
8.875% 4/1/08	Ba3		30,000	30,150
Ryland Group, Inc. 9.125% 6/15/11	B1		110,000	108,900
Sealy Mattress Co. 9.875% 12/15/07	B2		60,000	58,800
				406,800
Media - 8.5%
Adelphia Communications Corp.:
9.25% 10/1/02	B2		125,000	125,313
10.25% 6/15/11	B2		150,000	147,000
10.875% 10/1/10	B2		310,000	313,100
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3		155,000	137,950
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Callahan Nordrhein Westfalen 0% 7/15/10 (e)(g)	B3		$ 60,000	$ 21,000
Century Communications Corp. 0% 1/15/08	B2		260,000	123,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2		490,000	328,300
0% 5/15/11 (e)(g)	B2		260,000	148,200
8.625% 4/1/09	B2		390,000	367,575
10% 5/15/11 (g)	B2		140,000	141,400
Cinemark USA, Inc. 9.625% 8/1/08	Caa2		125,000	107,500
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3		20,000	20,500
9.875% 5/15/06	Ba3		60,000	62,700
9.875% 2/15/13	Ba3		800,000	854,000
9.875% 4/1/23	B1		120,000	128,400
10.5% 5/15/16	Ba3		75,000	83,250
Diamond Cable Communications PLC yankee 11.75% 12/15/05	B2		100,000	67,000
EchoStar DBS Corp. 9.375% 2/1/09	B1		690,000	679,650
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1		255,000	225,675
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1		30,000	28,350
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2		55,000	56,238
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 0% 9/15/07 (e)	Caa1		50,000	51,250
Lamar Media Corp.:
9.25% 8/15/07	B1		156,000	161,070
9.625% 12/1/06	B1		75,000	79,125
Nextmedia Operating, Inc. 10.75% 7/1/11	B3		170,000	170,000
NTL, Inc.:
0% 4/1/08 (e)	B3		30,000	13,800
10% 2/15/07	B2		40,000	26,000
Pegasus Communications Corp.:
9.625% 10/15/05	B3		40,000	35,600
9.75% 12/1/06	B3		25,000	22,250
12.5% 8/1/17	B3		75,000	75,750
Pegasus Satellite Communication, Inc.:
0% 3/1/07 (e)	Caa1		320,000	185,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Pegasus Satellite Communication, Inc.: - continued
12.375% 8/1/06	B3		$ 25,000	$ 22,875
Quebecor Media, Inc. 11.125% 7/15/11 (g)	B2		320,000	319,200
Radio One, Inc. 8.875% 7/1/11 (g)	B3		430,000	430,000
Susquehanna Media Co. 8.5% 5/15/09	B1		20,000	20,300
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3		525,000	404,250
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		25,000	22,875
yankee 10.5% 2/15/07	B1		15,000	13,725
				6,220,271
Multiline Retail - 0.4%
JCPenney Co., Inc.:
6% 5/1/06	Ba2		40,000	33,200
6.125% 11/15/03	Ba2		15,000	14,250
6.9% 8/15/26	Ba2		110,000	105,600
7.375% 6/15/04	Ba2		45,000	42,975
7.375% 8/15/08	Ba2		15,000	13,350
7.4% 4/1/37	Ba2		45,000	41,400
7.6% 4/1/07	Ba2		15,000	13,875
7.95% 4/1/17	Ba2		25,000	20,250
				284,900
Textiles & Apparel - 0.0%
St. John Knits International, Inc. 12.5% 7/1/09	B3		10,000	10,000
TOTAL CONSUMER DISCRETIONARY				10,397,680
CONSUMER STAPLES - 1.2%
Food & Drug Retailing - 0.9%
Rite Aid Corp.:
6.125% 12/15/08 (g)	Caa2		140,000	106,400
6.5% 10/1/03 (g)(h)	Caa2		30,000	28,500
6.875% 8/15/13	Caa2		90,000	66,600
7.625% 4/15/05	Caa2		175,000	152,250
11.25% 7/1/08 (g)	Caa2		280,000	282,100
				635,850
Food Products - 0.3%
Del Monte Corp. 9.25% 5/15/11 (g)	B3		170,000	171,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		$ 50,000	$ 44,000
Mastellone Hermanos SA yankee 11.75% 4/1/08	B2		40,000	24,000
				239,700
TOTAL CONSUMER STAPLES				875,550
ENERGY - 1.9%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11 (g)	B1		30,000	28,800
Oil & Gas - 1.9%
Chesapeake Energy Corp.:
8.125% 4/1/11 (g)	B2		540,000	504,900
8.5% 3/15/12	B2		90,000	88,200
Cross Timbers Oil Co.:
8.75% 11/1/09	B1		120,000	122,400
9.25% 4/1/07	B1		65,000	66,950
Nuevo Energy Co. 9.375% 10/1/10	B1		175,000	173,250
Pemex Project Funding Master Trust:
8.5% 2/15/08 (g)	Baa3		67,000	68,843
euro 9.125% 10/13/10 (Reg. S)	Baa3		70,000	73,675
Petroleos Mexicanos:
9.25% 3/30/18	Baa3		35,000	36,750
9.5% 9/15/27	Baa3		35,000	37,188
Plains Resources, Inc. 10.25% 3/15/06	B2		195,000	200,850
				1,373,006
TOTAL ENERGY				1,401,806
FINANCIALS - 3.9%
Banks - 0.1%
Banco Hipotecario SA 10% 4/17/03 (Reg. S)	B1		20,000	18,600
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)	B2		20,000	18,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Hanvit Bank:
12.75% 3/1/10 (g)(h)	Ba3		$ 15,000	$ 16,125
12.75% 3/1/10 (Reg. S) (h)	Ba3		15,000	16,125
				69,050
Diversified Financials - 2.6%
APP International Finance (Mauritius) Ltd. 0% 7/5/01 (c)(g)	B3		270,000	16,200
CanWest Media, Inc. 10.625% 5/15/11 (g)	B2		60,000	60,750
Cellco Finance NV yankee:
12.75% 8/1/05	B3		200,000	160,000
15% 8/1/05	Caa1		100,000	84,000
ComEd Financing II 8.5% 1/15/27	Baa3		185,000	180,505
Crown Cork & Seal Finance PLC yankee:
6.75% 12/15/03	Caa3		50,000	22,250
7% 12/15/06	Caa3		10,000	3,900
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03	Caa3		50,000	22,500
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3		115,000	116,150
KFW International Finance, Inc. euro 1.75% 3/23/10	Aaa	JPY	45,000,000	387,147
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13 (g)	B2		130,000	132,600
PTC International Finance BV yankee 0% 7/1/07 (e)	B2		305,000	259,250
PTC International Finance II SA yankee 11.25% 12/1/09	B2		230,000	239,200
SESI LLC 8.875% 5/15/11 (g)	B1		250,000	247,500
				1,931,952
Real Estate - 1.2%
LNR Property Corp. 10.5% 1/15/09	B1		325,000	325,000
Meditrust Corp. 7.82% 9/10/26	Ba3		195,000	187,200
WCI Communities, Inc. 10.625% 2/15/11 (g)	B1		315,000	328,388
				840,588
TOTAL FINANCIALS				2,841,590
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6.625% 3/15/05	Baa3		$ 60,000	$ 56,700
Health Care Providers & Services - 1.1%
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1		50,000	49,940
DaVita, Inc. 9.25% 4/15/11 (g)	B2		90,000	92,250
Stewart Enterprises, Inc. 10.75% 7/1/08 (g)	B2		170,000	175,100
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3		95,000	97,375
Triad Hospitals, Inc. 8.75% 5/1/09 (g)	B1		220,000	224,950
Unilab Corp. 12.75% 10/1/09	B3		160,000	185,600
				825,215
TOTAL HEALTH CARE				881,915
INDUSTRIALS - 2.8%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. 8.5% 5/15/11 (g)	B2		350,000	353,500
Commercial Services & Supplies - 0.9%
Browning-Ferris Industries, Inc.:
7.4% 9/15/35	Ba3		220,000	176,000
9.25% 5/1/21	Ba3		250,000	241,250
Iron Mountain, Inc. 8.25% 7/1/11	B2		30,000	29,925
Iron Mountain, Inc. 8.625% 4/1/13	B2		115,000	115,000
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2		47,000	46,765
Pierce Leahy Corp. 9.125% 7/15/07	B2		65,000	67,275
				676,215
Machinery - 0.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	B3		60,000	63,600
Marine - 0.4%
Teekay Shipping Corp. 8.875% 7/15/11 (g)	Ba2		285,000	289,275
Road & Rail - 0.9%
TFM SA de CV yankee 0% 6/15/09 (e)	B1		785,000	667,250
TOTAL INDUSTRIALS				2,049,840
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.3%
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3		$ 500,000	$ 200,000
MATERIALS - 2.2%
Chemicals - 0.6%
Avecia Group PLC yankee 11% 7/1/09	B2		250,000	248,750
Huntsman Corp. 9.5% 7/1/07 (g)	Caa1		190,000	117,800
IMC Global, Inc. 7.4% 11/1/02	Ba2		50,000	47,375
				413,925
Containers & Packaging - 0.7%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11 (g)	B2		40,000	40,200
Crown Cork & Seal, Inc.:
6.75% 4/15/03	Caa3		20,000	9,600
7.125% 9/1/02	Caa3		110,000	63,250
7.375% 12/15/26	Caa3		45,000	16,650
8% 4/15/23	Caa3		20,000	7,400
8.375% 1/15/05	Caa3		60,000	24,000
Gaylord Container Corp.:
9.375% 6/15/07	Caa1		100,000	63,000
9.75% 6/15/07	Caa1		165,000	103,950
Packaging Corp. of America 9.625% 4/1/09	B1		205,000	217,300
				545,350
Metals & Mining - 0.7%
Century Aluminum Co. 11.75% 4/15/08 (g)	Ba3		15,000	15,750
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3		41,000	42,743
9.625% 5/15/08	B2		24,000	25,200
Phelps Dodge Corp. 8.75% 6/1/11	Baa2		425,000	419,263
				502,956
Paper & Forest Products - 0.2%
APP China Group Ltd.:
14% 3/15/10 (c)(g)	Caa3		60,000	3,900
14% 3/15/10 (Reg. S) (c)	Caa3		115,000	7,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)	Caa1		$ 60,000	$ 12,300
Riverwood International Corp. 10.625% 8/1/07 (g)	B3		140,000	143,500
				167,175
TOTAL MATERIALS				1,629,406
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 2.8%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		75,000	67,688
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		30,000	27,300
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2		125,000	110,313
0% 3/1/09 (e)	B3		165,000	120,450
8.5% 1/15/08	B2		150,000	146,250
8.875% 11/1/07	B2		15,000	14,625
McCaw International Ltd. 0% 4/15/07 (e)	Caa1		110,000	30,800
NTL Communications Corp.:
0% 10/1/08 (e)	B3		640,000	275,200
11.5% 10/1/08	B3		65,000	42,900
Philippine Long Distance Telephone Co. 10.5% 4/15/09	Ba2		20,000	18,600
Telefonos de Mexico SA de CV 8.25% 1/26/06 (g)	Baa3		60,000	61,800
Tritel PCS, Inc. 0% 5/15/09 (e)	B3		790,000	481,900
Triton PCS, Inc. 0% 5/1/08 (e)	B3		815,000	643,850
				2,041,676
Wireless Telecommunication Services - 4.1%
Echostar Broadband Corp. 10.375% 10/1/07	B1		635,000	631,825
Grupo Iusacell SA de CV yankee 14.25% 12/1/06	B1		35,000	37,231
Horizon PCS, Inc. 0% 10/1/10 (e)	Caa1		120,000	45,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1		240,000	208,800
Nextel Communications, Inc.:
0% 9/15/07 (e)	B1		20,000	13,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.: - continued
0% 2/15/08 (e)	B1		$ 855,000	$ 555,750
12% 11/1/08	B1		90,000	79,200
Nextel International, Inc. 12.75% 8/1/10	Caa1		95,000	29,450
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		40,000	36,400
Orange PLC yankee 9% 6/1/09	A3		160,000	166,400
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3		105,000	65,100
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1		1,140,000	934,800
10.375% 11/15/09	Baa1		130,000	148,200
				2,952,356
TOTAL TELECOMMUNICATION SERVICES				4,994,032
UTILITIES - 1.5%
Electric Utilities - 1.1%
AES Corp.:
9.375% 9/15/10	Ba1		330,000	330,000
9.5% 6/1/09	Ba1		100,000	101,750
CMS Energy Corp.:
8.375% 7/1/03	Ba3		120,000	118,800
9.875% 10/15/07	Ba3		150,000	156,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3		50,000	39,500
7.05% 3/1/24	B3		25,000	20,000
7.875% 3/1/02	B3		55,000	50,050
				816,100
Multi-Utilities - 0.4%
PG&E National Energy Group, Inc. 10.375% 5/16/11 (g)	Baa2		290,000	290,000
TOTAL UTILITIES				1,106,100
TOTAL NONCONVERTIBLE BONDS				26,377,919
TOTAL CORPORATE BONDS (Cost $28,652,716)				27,677,049
U.S. Government and Government Agency Obligations - 28.7%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.5% 5/2/06	AA-		$ 85,000	$ 84,150
6.25% 2/1/11	Aa2		35,000	34,557
Freddie Mac 5.875% 3/21/11	Aa2		20,000	19,191
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				137,898
U.S. Treasury Obligations - 28.5%
U.S. Treasury Bonds:
8.875% 8/15/17	Aaa		2,525,000	3,314,467
9% 11/15/18	Aaa		1,705,000	2,280,710
11.25% 2/15/15	Aaa		2,370,000	3,586,094
U.S. Treasury Notes:
4.25% 5/31/03	Aaa		6,650,000	6,647,925
7% 7/15/06	Aaa		4,600,000	4,989,574
TOTAL U.S. TREASURY OBLIGATIONS				20,818,770
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $20,832,597)				20,956,668
Foreign Government and Government Agency Obligations (i) - 27.1%

Arab Republic of Egypt:
7.625% 7/11/06	Ba1		160,000	159,410
8.75% 7/11/11	Ba1		105,000	104,875
Argentinian Republic:
BOCON 5.3738% 4/1/07 (h)	B2		64,531	46,069
Brady:
floating rate bond 5.5625% 3/31/05 (h)	B2		96,000	78,180
par L-GP 6% 3/31/23	B2		140,000	89,600
Series BT06, 11.25% 5/24/04	B2		105,000	92,400
Series BT07, 11.75% 5/21/03	B2		160,000	144,800
Series BT08, 12.125% 5/21/05	B2		165,000	145,200
7% 12/19/08 (f)	B2		175,000	132,563
8.375% 12/20/03	B2		40,000	34,400
9.75% 9/19/27	B2		185,000	123,025
11% 10/9/06	B2		80,000	66,900
11.375% 1/30/17	B2		140,000	104,650
11.75% 5/15/06	B2		135,000	114,075
11.75% 6/15/15	B2		70,000	53,025
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Argentinian Republic: - continued
12% 6/19/31	B2		$ 300,000	$ 213,750
12.25% 6/19/18	B2		227,884	162,937
12.375% 2/21/12	B2		216,000	170,100
Brazilian Federative Republic:
euro 11.625% 4/15/04	B1		120,000	122,160
Brady:
capitalization bond 8% 4/15/14	B1		145,308	107,709
debt conversion bond 5.5% 4/15/12 (h)	B1		390,000	276,413
par Z-L 6% 4/15/24	B1		150,000	99,750
7.625% 4/15/06 (h)	B1		40,000	35,600
8.875% 4/15/24	B1		585,000	377,325
11% 8/17/40	B1		335,000	248,068
11.25% 7/26/07	B1		115,000	110,975
12.75% 1/15/20	B1		70,000	62,650
14.5% 10/15/09	B1		200,000	207,100
Bulgarian Republic Brady:
discount A 7.75% 7/28/24 (h)	B2		45,000	35,438
FLIRB A, 3% 7/28/12 (h)	B2		274,000	222,283
Canadian Government:
7% 12/1/06	Aa1	CAD	1,425,000	996,276
9% 6/1/25	Aa1	CAD	495,000	441,145
10% 5/1/02	Aa1	CAD	490,000	337,715
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	160,625
promissory note 5.092% 1/5/10	-		229,554	154,660
Central Bank of Nigeria warrants 11/15/20 (a)(j)	-		250	0
Colombian Republic:
7.625% 2/15/07	Ba2		50,000	45,625
8.625% 4/1/08	Ba2		70,000	65,275
9.75% 4/23/09	Ba2		103,000	98,365
10.5% 6/13/06	Ba2		15,000	15,450
11.75% 2/25/20	Ba2		70,000	67,025
Ecuador Republic:
4% 8/15/30 (f)(g)	Caa2		130,000	56,225
4% 8/15/30 (Reg. S) (f)	Caa2		330,000	142,725
12% 11/15/12 (g)	Caa2		7,000	4,918
12% 11/15/12 (Reg. S)	Caa2		235,000	165,088
European Investment Bank euro 6% 12/7/28	Aaa	GBP	120,000	179,523
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Germany Federal Republic:
Series 96, 6.25% 4/26/06	Aaa	EUR	1,300,000	$ 1,183,782
3.75% 1/4/09	Aaa	EUR	1,180,000	926,336
4.5% 5/17/02	Aaa	EUR	200,000	170,141
5.5% 1/4/31	Aaa	EUR	390,000	322,265
8% 7/22/02	Aaa	EUR	450,000	396,466
Italian Republic 3.75% 6/8/05	Aa3	JPY	105,000,000	957,746
Ivory Coast:
Brady FLIRB A, 1.9% 3/29/18 (c)(f)	-	FRF	275,000	5,699
FLIRB 2% 3/30/18 (Reg. S) (c)(h)	-		90,000	14,850
Jamaican Government 11.75% 5/15/11 (g)	Ba3		50,000	52,625
Malaysian Government 7.5% 7/15/11	Baa2		55,000	54,240
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		111,156	81,144
Pakistani Republic:
10% 12/13/05 (g)	Caa1		30,000	23,550
10% 12/13/05 (Reg. S)	Caa1		105,000	82,425
Panamanian Republic:
8.875% 9/30/27	Ba1		45,000	41,063
9.625% 2/8/11	Ba1		25,000	25,406
euro Brady interest reduction bond 4.5% 7/17/14 (h)	Ba1		125,000	110,313
Peruvian Republic:
Brady past due interest 4.5% 3/7/17 (h)	Ba3		170,000	117,300
euro Brady FLIRB 4% 3/7/17 (h)	Ba3		165,000	102,919
Philippine Government:
9.5% 10/21/24	Ba1		60,000	59,025
9.875% 1/15/19	Ba1		145,000	126,513
10.625% 3/16/25	Ba1		60,000	54,600
Russian Federation:
5% 3/31/30 (f)(g)	B3		675,000	319,781
5% 3/31/30 (Reg. S) (f)	B3		640,000	303,200
8.25% 3/31/10	B3		55,000	42,350
8.25% 3/31/10 (g)	B3		101,171	77,902
8.75% 7/24/05 (Reg. S)	B3		190,000	174,563
10% 6/26/07	B3		315,000	279,956
11% 7/24/18 (Reg. S)	B3		160,000	139,400
11.75% 6/10/03 (Reg. S)	B3		160,000	164,480
12.75% 6/24/28 (Reg. S)	B3		339,000	335,186
Spanish Kingdom 5.4% 7/30/11	Aa2	EUR	1,000,000	845,522
Treuhandanstalt 7.5% 9/9/04	Aaa	EUR	1,550,000	1,431,580
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Turkish Republic:
11.75% 6/15/10	B1		$ 206,000	$ 180,250
11.875% 11/5/04	B1		30,000	29,775
11.875% 1/15/30	B1		110,000	91,850
12.375% 6/15/09	B1		215,000	197,263
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		145,500	112,588
United Kingdom, Great Britain & Northern Ireland:
7.5% 12/7/06	Aaa	GBP	510,000	788,814
8% 12/7/15	Aaa	GBP	165,000	296,657
8.75% 8/25/17	Aaa	GBP	160,000	311,264
9.75% 8/27/02	Aaa	GBP	135,000	200,129
United Mexican States:
8.125% 12/30/19	Baa3		470,000	444,150
8.375% 1/14/11	Baa3		395,000	397,568
11.375% 9/15/16	Baa3		274,000	330,855
Venezuelan Republic:
oil recovery rights 4/15/20 (j)	-		1,250	0
9.25% 9/15/27	B2		175,000	121,188
13.625% 8/15/18	B2		50,000	48,625
13.625% 8/15/18	B2		35,000	34,038
euro Brady:
debt conversion bond 7.875% 12/18/07 (h)	B2		154,760	129,128
par W-A 6.75% 3/31/20	B2		250,000	188,906
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $19,914,337)				19,797,446
Supranational Obligations - 0.6%

International Bank for Reconstruction & Development 2% 2/18/08 (Cost $443,194)	Aaa	JPY	50,000,000	438,783
Common Stocks - 0.0%
	Shares
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
NTL, Inc. warrants 10/14/08 (a)	56	336
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	120	$ 2,400
TOTAL COMMON STOCKS (Cost $4,990)		2,736
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (g)	4,093	82
Nonconvertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series H, $11.75 pay-in-kind	399	42,593
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	151	124,575
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	525	519,750
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	1	970
		520,720
Wireless Telecommunication Services - 0.7%
Dobson Communications Corp.:
$122.50 pay-in-kind	69	55,890
$130.00 pay-in-kind	28	24,640
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	315	$ 189,000
Series E, $111.25 pay-in-kind	452	257,640
		527,170
TOTAL TELECOMMUNICATION SERVICES		1,047,890
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,215,058
TOTAL PREFERRED STOCKS (Cost $1,603,752)		1,215,140
Sovereign Loan Participations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount (d)
Algerian Republic loan participation:
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (h)	-	$ 28,269	24,594
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (h)	-	48,458	39,735
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $63,272)			64,329
Cash Equivalents - 3.3%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $2,399,000)	$ 2,399,798	$ 2,399,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $73,913,858)		72,551,151
NET OTHER ASSETS - 0.7%		542,142
NET ASSETS - 100%		$ 73,093,293
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,534,443 or 7.6% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	43.6%	AAA, AA, A	43.8%
Baa	5.2%	BBB	3.2%
Ba	8.9%	BB	13.6%
B	32.0%	B	29.1%
Caa	4.5%	CCC	3.4%
Ca, C	0.1%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.5%
Germany	6.0
Canada	3.1
Mexico	3.1
United Kingdom	2.8
Russia	2.6
Argentina	2.5
Brazil	2.3
Italy	1.3
Spain	1.2
Others (individually less than 1%)	7.6
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $64,329 or 0.1% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $74,277,029 and $60,550,070, respectively, of which long-term U.S. government and government agency obligations aggregated $27,050,619 and $22,958,400, respectively.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $74,050,271. Net unrealized depreciation aggregated $1,499,120, of which $1,606,485 related to appreciated investment securities and $3,105,605 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $1,310,000 of which $69,000, $266,000 and $975,000 will expire on December 31, 2006, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $359,000 of losses recognized during the period Novem- ber 1, 2000 to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $2,399,000) (cost $73,913,858) - See accompanying schedule		$ 72,551,151
Cash		927
Receivable for investments sold		586,159
Receivable for fund shares sold		150,231
Dividends receivable		13,777
Interest receivable		1,249,844
Other receivables		481
Total assets		74,552,570
Liabilities
Payable for investments purchased	$ 1,081,399
Payable for fund shares redeemed	217,032
Distributions payable	72,242
Accrued management fee	37,940
Other payables and accrued expenses	50,664
Total liabilities		1,459,277
Net Assets		$ 73,093,293
Net Assets consist of:
Paid in capital		$ 76,085,650
Undistributed net investment income		592,126
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,237,754)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,346,729)
Net Assets, for 7,990,543 shares outstanding		$ 73,093,293
Net Asset Value, offering price and redemption price per share ($73,093,293 ÷ 7,990,543 shares)		$9.15

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 128,567
Interest		3,049,264
Total income		3,177,831
Expenses
Management fee	$ 227,451
Transfer agent fees	47,401
Accounting fees and expenses	30,594
Non-interested trustees' compensation	131
Custodian fees and expenses	14,878
Registration fees	29,794
Audit	30,603
Legal	808
Miscellaneous	40
Total expenses before reductions	381,700
Expense reductions	(922)	380,778
Net investment income		2,797,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(277,409)
Foreign currency transactions	(16,285)	(293,694)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(417,333)
Assets and liabilities in foreign currencies	(13,802)	(431,135)
Net gain (loss)		(724,829)
Net increase (decrease) in net assets resulting from operations		$ 2,072,224

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,797,053	$ 4,000,046
Net realized gain (loss)	(293,694)	(1,147,333)
Change in net unrealized appreciation (depreciation)	(431,135)	(758,466)
Net increase (decrease) in net assets resulting from operations	2,072,224	2,094,247
Distributions to shareholders from net investment income	(2,395,253)	(3,703,552)
Share transactions Net proceeds from sales of shares	46,531,103	52,684,775
Reinvestment of distributions	2,005,053	2,989,280
Cost of shares redeemed	(38,361,653)	(32,239,761)
Net increase (decrease) in net assets resulting from share transactions	10,174,503	23,434,294
Total increase (decrease) in net assets	9,851,474	21,824,989
Net Assets
Beginning of period	63,241,819	41,416,830
End of period (including undistributed net investment income of $592,126 and $190,326, respectively)	$ 73,093,293	$ 63,241,819
Other Information Shares
Sold	4,998,275	5,716,133
Issued in reinvestment of distributions	216,668	325,501
Redeemed	(4,151,823)	(3,501,684)
Net increase (decrease)	1,063,120	2,539,950

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.130	$ 9.440	$ 9.520	$ 10.000
Income from Investment Operations Net investment income D	.328 G	.729	.709	.469
Net realized and unrealized gain (loss)	(.026) G	(.363)	(.125)	(.466)
Total from investment operations	.302	.366	.584	.003
Less Distributions
From net investment income	(.282)	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.150	$ 9.130	$ 9.440	$ 9.520
Total Return B, C	3.31%	4.07%	6.35%	0.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 73,093	$ 63,242	$ 41,417	$ 24,261
Ratio of expenses to average net assets before expense reductions	.98% A	.99%	1.20%	1.64% A
Ratio of expenses to average net assets after voluntary waivers	.98% A	.99%	1.10%	1.10% A
Ratio of expenses to average net assets after all expense reductions	.97% A, F	.99%	1.10%	1.09% A, F
Ratio of net investment income to average net assets	7.15% A, G	7.94%	7.55%	7.40% A
Portfolio turnover rate	174% A	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.006 and increase net realized and unrealized gain (loss) per share by $.006. Without this change the Ratio of net investment income to average net assets would have been 7.29%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $202,479 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income by $52,700; increase net unrealized appreciation/depreciation by $79,420; and decrease net realized gain (loss) by $26,720. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .12% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $922.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Beneficial Interest.

At the end of the period, an affiliate of FMR was record owner of approximately 5% of the total outstanding shares of the fund.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Proposed Reorganization.

The Board of Trustees of Fidelity Strategic Income Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity International Bond Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity International Bond Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of Fidelity International Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of Fidelity International Bond Fund. A Special Meeting of Shareholders ("Meeting") of Fidelity International Bond Fund will be held on December 19, 2001 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of Fidelity International Bond Fund in October 2001. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about January 17, 2002.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Fidelity Investments Money Management Investments, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

John H. Carlson, Vice President

Ian Spreadbury, Vice President

Kevin E. Grant, Vice President

Mark J. Notkin, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FSN-SANN-0801 141334
1.705710.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Bond

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	-3.64%	-1.54%	7.86%	32.44%
SSB Non-US Dollar World Govt Bond	-6.78%	-7.43%	2.46%	88.98%
International Income Funds Average	-3.04%	-0.98%	15.81%	81.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	-1.54%	1.52%	2.85%
SSB Non-US Dollar World Govt Bond	-7.43%	0.49%	6.57%
International Income Funds Average	-0.98%	2.71%	5.84%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A Prior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $13,244 - a 32.44% increase on the initial investment. For comparison, look at how the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,898 - an 88.98% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Performance - continued

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.86¢	17.85¢	39.30¢ A
Annualized dividend rate	4.38%	4.43%	4.84%
30-day annualized yield	4.67%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $7.94 over the past one month, $8.13 over the past six months and $8.12 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A Non-taxable Dividends: Dividends paid are based on the fund's investment income at the time of distribution. Dividends of approximately 19.0¢ per share paid during 2000 were a non-taxable return of capital.

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

Foreign-developed nation bonds struggled through the first half of 2001, as demonstrated by the negative return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The benchmark - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - fell 6.78% for the six-month period ending June 30, 2001. The effects of a slowing U.S. economy rippled around the world and contributed to slower economic growth on a global basis. But while foreign bond markets were characterized by generally positive local currencies, the comparative strength of the strong U.S. dollar muted international bond performance on a relative basis. Long-duration bonds, both domestically and abroad, were among the weakest performers, as a string of interest-rate cuts made by central banks around the world to prevent a global recession also sparked the possibility of inflation in the near future. In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. U.S. government bonds also posted a positive half-year, as the Lehman Brothers Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - gained 2.27% during the first half of 2001.

(Portfolio Manager photograph)
The following is an interview with John Carlson (right), Lead Portfolio Manager of Fidelity International Bond Fund for most of the period covered by this report, and Bill Eigen (left), who became Lead Portfolio Manager on June 11, 2001. John Carlson continues to manage the emerging-markets portion of the fund.

Q. How did the fund perform, John?

J.C. For the six-month period ending June 30, 2001, the fund returned -3.64%, while the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index returned -6.78%, and the international income funds average tracked by Lipper Inc. returned -3.04%. For the 12 months that ended June 30, 2001, the fund returned -1.54%, while the Salomon index returned -7.43% and the Lipper average returned -0.98%.

Q. Why did the fund outperform its index during the past six months?

J.C. Good security selection within the emerging-markets debt subportfolio drove the outperformance, though returns were somewhat offset by negative returns in the non-U.S. developed-market subportfolio.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. What factors contributed to the emerging-markets debt subportfolio?

J.C. The subportfolio contributed to the fund's outperformance as a result of positive country and security selection. Russia again was the top contributor to performance as it continued to benefit from political and economic reforms, higher oil prices and a further buildup in international reserves. An underweighted position in Argentina also helped performance as its financial crisis deepened and investor confidence in the country's ability to enact needed reforms weakened. Further, Peru, while a relatively small portion of the fund, posted positive returns as the country elected its first president since the abdication of Alberto Fujimori last year. Brazil detracted from performance, and not only because of its proximity to Argentina. Its securities were hampered by the threat of an impending energy shortage due to an extended period of drought that has threatened the supply of hydro-electricity, which provides much of the power in Brazil and could potentially impact growth later this year.

Q. What affected the non-U.S. developed-country debt market, John?

J.C. Slower U.S. economic growth proved to be a catalyst for slower growth globally. All major central banks lowered interest rates during the period, including the Bank of England and the European Central Bank (ECB), which cut rates as economic growth slowed but inflationary pressures persisted. Japan returned to a zero interest-rate policy in February, providing a short-term boost, while in Canada interest rates were reduced to be in line with the U.S., its main trading partner. The subportfolio - managed by Ian Spreadbury - while posting negative returns, outperformed its benchmark. Ian reduced his exposure to long-duration government bonds in the U.K. and increased holdings in high-quality corporates. In addition, the subportfolio maintained a high exposure to AAA-rated euro bonds since uncertainty continued over the ECB's interest-rate policy. Although the bond markets generally were positive in local currency terms, the strength of the U.S. dollar undermined returns in dollar terms.

Q. Bill, what areas do you plan to focus on in the coming months?

B.E. One of the roles of the lead portfolio manager is to monitor the asset allocation between the subportfolios while staying true to the fund's risk profile. My plan during the next few months is to slightly overweight the non-U.S. developed-country subportfolio since I believe the ECB will ease rates soon, providing a positive investment environment for bonds, particularly among short and intermediate securities. That being said, I also plan to maintain a slightly underweighted position in the emerging-markets subportfolio since I think that market has become overpriced, and I want to step back a bit until valuations retreat to more attractive levels. While I will make slight asset allocation shifts periodically, it is important to remember that any movements will be subtle in nature - usually impacting no more than 3%-7% of assets. As always, security selection within the subportfolios will account for the majority of any value added to the fund.

Q. What's your outlook?

B.E. My overall outlook is constructive, particularly for the European region. My expectation is that economic growth in Europe will continue to moderate - making it likely that the ECB will lower short-term interest rates. Such a scenario would likely benefit European bonds and International Bond Fund's core holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Note to shareholders: On June 14, 2001, the Board of Trustees of Fidelity School Street Trust voted to present a proposal to shareholders of Fidelity International Bond Fund to merge the fund into Fidelity Strategic Income Fund. A shareholder meeting is scheduled for December 19, 2001. If shareholders of Fidelity International Bond Fund approve the merger, it will occur on or about January 17, 2002. The fund is closed to new investors as of June 29, 2001.

Fund Facts

Goal: high total investment return

Fund number: 451

Trading symbol: FGBDX

Start date: December 30, 1986

Size: as of June 30, 2001, more than $68 million

Managers: William Eigen, lead manager, since June 2001; John Carlson, emerging markets, since 1998; Ian Spreadbury, foreign developed-market securities, since 1996

3

Bill Eigen on the proposed merger of Fidelity International Bond Fund and Fidelity Strategic Income Fund:

"I think the proposed merger of Fidelity International Bond Fund into Fidelity Strategic Income Fund will benefit the shareholders of both funds. The funds are quite similar in their investment strategy, although Strategic Income has further diversification through its U.S. government bond subportfolio and the high-yield subportfolio, in addition to the emerging-markets debt and non-U.S. developed country debt subportfolios offered in International Bond.

"One of the interesting things about Strategic Income is, despite the fact that, on a neutral basis, it holds about 40% high-yield and 15% emerging-markets debt, the weighted average of the fund's holdings is firmly in investment-grade territory. Given the fund's broad diversification profile, overall volatility has been less than that of many single fixed-income asset classes, including high-yield. Diversification - through four individually managed subportfolios in different markets - really works for the fund, not only in terms of volatility, but also in terms of performance. If one or two markets are experiencing difficulties, the others are there to provide a cushion.

"I'm enthusiastic about Strategic Income and believe its investors are in a position to benefit under several economic scenarios. The fund gives shareholders the opportunity to invest on a global scale across several markets and to take advantage of Fidelity's research and portfolio management capabilities within a tightly controlled risk framework."

Semiannual Report

Investment Changes

Top Five Countries as of June 30, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany	20.9	19.6
Canada	13.4	11.8
United Kingdom	11.1	11.5
Spain	6.9	6.7
United States of America	6.8	7.8

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of June 30, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany Federal Republic	16.2	16.6
Canadian Government	9.2	7.5
United Kingdom, Great Britain & Northern Ireland	7.5	7.7
Spanish Kingdom	6.9	6.7
French Government	5.5	8.4
	45.3
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Corporate Bonds 15.3%	Corporate Bonds 16.4%
Government Obligations 74.9%	Government Obligations 70.5%
Supranational Obligations 5.0%	Supranational Obligations 5.3%
Other Investments 0.1%	Other Investments 0.4%
Short-Term Investments and Net Other Assets 4.7%	Short-Term Investments and Net Other Assets 7.4%

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 15.3%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 0.1%
United Kingdom - 0.1%
BP Finance PLC (LUKoil) 3% 2/9/06 (g)	AA+		$ 32,000	$ 37,960
Nonconvertible Bonds - 15.2%
Argentina - 0.1%
Banco Hipotecario SA 10% 4/17/03 (Reg. S)	B1		25,000	23,250
Mastellone Hermanos SA yankee 11.75% 4/1/08	B2		40,000	24,000
TOTAL ARGENTINA				47,250
Bermuda - 0.0%
APP China Group Ltd.:
14% 3/15/10 (c)(g)	Caa3		75,000	4,875
14% 3/15/10 (Reg. S) (c)	Caa3		135,000	8,775
TOTAL BERMUDA				13,650
Brazil - 0.4%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (g)	B1		65,000	64,594
12.554% 6/16/08 (h)	B1		210,000	191,888
TOTAL BRAZIL				256,482
Colombia - 0.1%
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		30,000	27,300
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		40,000	36,400
TOTAL COLOMBIA				63,700
Germany - 2.7%
Depfa Bank AG 4.75% 3/20/03	Aaa	EUR	2,200,000	1,879,400
Indonesia - 0.0%
APP International Finance (Mauritius) Ltd. 0% 7/5/01 (c)(g)	B3		345,000	20,700
Korea (South) - 0.1%
Hanvit Bank:
12.75% 3/1/10 (g)(h)	Ba3		20,000	21,500
12.75% 3/1/10 (Reg. S) (h)	Ba3		20,000	21,500
TOTAL KOREA (SOUTH)				43,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
Mauritius - 0.0%
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)	Caa1		$ 60,000	$ 12,300
Mexico - 0.7%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		75,000	67,688
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		60,000	52,800
Grupo Iusacell SA de CV yankee 14.25% 12/1/06	B1		45,000	47,869
Pemex Project Funding Master Trust 8.5% 2/15/08 (g)	Baa3		62,000	63,705
Petroleos Mexicanos:
9.25% 3/30/18	Baa3		35,000	36,750
9.5% 9/15/27	Baa3		35,000	37,188
Telefonos de Mexico SA de CV 8.25% 1/26/06 (g)	Baa3		70,000	72,100
TFM SA de CV yankee 0% 6/15/09 (e)	B1		50,000	42,500
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		25,000	22,875
yankee 10.5% 2/15/07	B1		20,000	18,300
TOTAL MEXICO				461,775
Netherlands - 0.8%
Sealed Air Finance euro 5.625% 7/19/06	Baa3	EUR	750,000	563,603
Philippines - 0.0%
Philippine Long Distance Telephone Co. 10.5% 4/15/09	Ba2		20,000	18,600
Turkey - 0.0%
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)	B2		20,000	18,200
United Kingdom - 3.5%
Argyll Group PLC euro 8.125% 10/4/02	BBB+	GBP	250,000	361,445
Punch Taverns Finance PLC euro 7.567% 4/15/26	Baa2	GBP	1,000,000	1,324,060
Tesco PLC euro 8.75% 2/20/03	Aa3	GBP	500,000	735,982
TOTAL UNITED KINGDOM				2,421,487
United States of America - 6.8%
Ford Motor Credit Co.:
5.625% 2/2/04	A2	EUR	500,000	429,930
euro 1.2% 2/7/05	A1	JPY	190,000,000	1,543,217
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
United States of America - continued
General Motors Corp. euro 1.25% 12/20/04	A2	JPY	150,000,000	$ 1,219,532
KFW International Finance, Inc. euro:
1.75% 3/23/10	Aaa	JPY	120,000,000	1,032,393
10.625% 9/3/01	Aaa	GBP	250,000	356,491
Pemex Project Funding Master Trust euro 9.125% 10/13/10 (Reg. S)	Baa3		80,000	84,200
TOTAL UNITED STATES OF AMERICA				4,665,763
TOTAL NONCONVERTIBLE BONDS				10,485,910
TOTAL CORPORATE BONDS (Cost $12,597,631)				10,523,870
Government Obligations (i) - 74.9%

Argentina - 3.0%
Argentinian Republic:
BOCON 5.3738% 4/1/07 (h)	B2		72,125	51,491
Brady:
floating rate bond 5.5625% 3/31/05 (h)	B2		115,200	93,816
par L-GP 6% 3/31/23	B2		170,000	108,800
Series BT06, 11.25% 5/24/04	B2		115,000	101,200
Series BT07, 11.75% 5/21/03	B2		180,000	162,900
Series BT08, 12.125% 5/21/05	B2		175,000	154,000
7% 12/19/08 (f)	B2		195,000	147,713
8.375% 12/20/03	B2		45,000	38,700
9.75% 9/19/27	B2		210,000	139,650
11% 10/9/06	B2		95,000	79,444
11.375% 1/30/17	B2		160,000	119,600
11.75% 5/15/06	B2		145,000	122,525
11.75% 6/15/15	B2		79,000	59,843
12% 6/19/31	B2		340,000	242,250
12.25% 6/19/18	B2		317,354	226,908
12.375% 2/21/12	B2		252,000	198,450
TOTAL ARGENTINA				2,047,290
Brazil - 2.6%
Brazilian Federative Republic:
euro 11.625% 4/15/04	B1		155,000	157,790
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Brazil - continued
Brazilian Federative Republic: - continued
Brady:
capitalization bond 8% 4/15/14	B1		$ 119,446	$ 88,539
debt conversion bond 5.5% 4/15/12 (h)	B1		425,000	301,219
par Z-L 6% 4/15/24	B1		160,000	106,400
7.625% 4/15/06 (h)	B1		52,000	46,280
8.875% 4/15/24	B1		640,000	412,800
11% 8/17/40	B1		360,000	266,580
11.25% 7/26/07	B1		140,000	135,100
12.75% 1/15/20	B1		75,000	67,125
14.5% 10/15/09	B1		225,000	232,988
TOTAL BRAZIL				1,814,821
Bulgaria - 0.5%
Bulgarian Republic Brady:
discount A 7.75% 7/28/24 (h)	B2		50,000	39,375
FLIRB A, 3% 7/28/12 (h)	B2		300,000	243,375
interest arrears bond 7.75% 7/28/11 (h)	B2		50,000	39,375
TOTAL BULGARIA				322,125
Canada - 13.4%
Canadian Government:
1.9% 3/23/09	Aa1	JPY	80,000,000	698,525
7% 12/1/06	Aa1	CAD	1,450,000	1,013,755
9% 6/1/25	Aa1	CAD	3,450,000	3,074,647
10% 5/1/02	Aa1	CAD	2,250,000	1,550,732
Ontario Province 9% 9/15/04	Aa3	CAD	4,000,000	2,899,049
TOTAL CANADA				9,236,708
Colombia - 0.6%
Colombian Republic:
7.625% 2/15/07	Ba2		50,000	45,625
8.625% 4/1/08	Ba2		80,000	74,600
9.75% 4/23/09	Ba2		113,000	107,915
10.5% 6/13/06	Ba2		20,000	20,600
11.75% 2/25/20	Ba2		160,000	153,200
TOTAL COLOMBIA				401,940
Ecuador - 0.6%
Ecuador Republic:
4% 8/15/30 (f)(g)	Caa2		179,000	77,418
4% 8/15/30 (Reg. S) (f)	Caa2		405,000	175,163
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Ecuador - continued
Ecuador Republic: - continued
12% 11/15/12 (g)	Caa2		$ 56,000	$ 39,340
12% 11/15/12 (Reg. S)	Caa2		210,000	147,525
TOTAL ECUADOR				439,446
Egypt - 0.5%
Arab Republic of Egypt:
7.625% 7/11/06	Ba1		205,000	204,244
8.75% 7/11/11	Ba1		140,000	139,833
TOTAL EGYPT				344,077
France - 5.5%
French Government OAT 7.25%, 4/25/06	Aaa	EUR	4,000,000	3,767,457
Germany - 18.2%
Germany Federal Republic:
Series 134, 4.25% 2/18/05	Aaa	EUR	2,200,000	1,854,728
Series 96, 6.25% 4/26/06	Aaa	EUR	3,450,000	3,141,574
3.75% 1/4/09	Aaa	EUR	2,300,000	1,805,570
4.5% 3/15/02	Aaa	EUR	2,800,000	2,381,021
5% 8/19/05	Aaa	EUR	1,000,000	863,364
5% 2/17/06	Aaa	EUR	500,000	431,512
5.5% 1/4/31	Aaa	EUR	600,000	495,793
6% 1/4/07	Aaa	EUR	200,000	180,676
Treuhandanstalt 7.5% 9/9/04	Aaa	EUR	1,500,000	1,385,400
TOTAL GERMANY				12,539,638
Italy - 4.6%
Italian Republic:
3.75% 6/8/05	Aa3	JPY	100,000,000	912,139
6% 11/1/07	Aa3	EUR	1,900,000	1,697,373
6% 5/1/31	Aa3	EUR	670,000	569,004
TOTAL ITALY				3,178,516
Ivory Coast - 0.0%
Ivory Coast:
Brady FLIRB A, 1.9% 3/29/18 (c)(f)	-	FRF	655,000	13,574
FLIRB 2% 3/30/18 (Reg. S) (c)(h)	-		90,000	14,850
TOTAL IVORY COAST				28,424
Jamaica - 0.1%
Jamaican Government 11.75% 5/15/11 (g)	Ba3		50,000	52,625
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Malaysia - 0.1%
Malaysian Government 7.5% 7/15/11	Baa2		$ 65,000	$ 64,102
Mexico - 2.0%
United Mexican States:
8.125% 12/30/19	Baa3		530,000	500,850
8.375% 1/14/11	Baa3		490,000	493,185
11.375% 9/15/16	Baa3		309,000	373,118
TOTAL MEXICO				1,367,153
Multi-National - 1.3%
European Investment Bank euro 6% 12/7/28	Aaa	GBP	600,000	897,615
Nigeria - 0.5%
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	160,625
promissory note 5.092% 1/5/10	-		274,037	184,630
warrants 11/15/20 (a)(j)	-		250	0
TOTAL NIGERIA				345,255
Pakistan - 0.2%
Pakistani Republic:
10% 12/13/05 (g)	Caa1		45,000	35,325
10% 12/13/05 (Reg. S)	Caa1		100,000	78,500
TOTAL PAKISTAN				113,825
Panama - 0.4%
Panamanian Republic:
8.875% 9/30/27	Ba1		55,000	50,188
9.625% 2/8/11	Ba1		35,000	35,569
10.75% 5/15/20	Ba1		45,000	47,700
euro Brady interest reduction bond 4.5% 7/17/14 (h)	Ba1		140,000	123,550
TOTAL PANAMA				257,007
Peru - 0.4%
Peruvian Republic:
Brady past due interest 4.5% 3/7/17 (h)	Ba3		195,000	134,550
euro Brady FLIRB 4% 3/7/17 (h)	Ba3		190,000	118,513
TOTAL PERU				253,063
Philippines - 0.5%
Philippine Government:
9.5% 10/21/24	Ba1		95,000	93,456
9.875% 3/16/10	Ba1		35,000	34,388
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Philippines - continued
Philippine Government: - continued
9.875% 1/15/19	Ba1		$ 160,000	$ 139,600
10.625% 3/16/25	Ba1		65,000	59,150
TOTAL PHILIPPINES				326,594
Russia - 3.6%
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		57,000	57,285
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		111,156	81,144
Russian Federation:
5% 3/31/30 (f)(g)	B3		911,875	432,001
5% 3/31/30 (Reg. S) (f)	B3		895,000	424,006
8.25% 3/31/10	B3		55,000	42,350
8.25% 3/31/10 (g)	B3		132,493	102,020
8.75% 7/24/05 (Reg. S)	B3		205,000	188,344
10% 6/26/07	B3		367,000	326,171
11% 7/24/18 (Reg. S)	B3		184,000	160,310
11.75% 6/10/03 (Reg. S)	B3		176,000	180,928
12.75% 6/24/28 (Reg. S)	B3		396,000	391,545
Russian Federation Ministry of Finance:
3% 5/14/03	Caa3		40,000	32,950
3% 5/14/06	Caa3		40,000	24,700
3% 5/14/08	Caa3		45,000	23,006
TOTAL RUSSIA				2,466,760
Spain - 6.9%
Spanish Kingdom:
5.4% 7/30/11	Aa2	EUR	3,250,000	2,747,946
6% 1/31/29	Aa2	EUR	2,350,000	2,010,536
TOTAL SPAIN				4,758,482
Turkey - 0.9%
Turkish Republic:
11.75% 6/15/10	B1		231,000	202,125
11.875% 11/5/04	B1		35,000	34,738
11.875% 1/15/30	B1		155,000	129,425
12% 12/15/08	B1		70,000	70,525
12.375% 6/15/09	B1		235,000	215,613
TOTAL TURKEY				652,426
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Ukraine - 0.2%
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		$ 193,030	$ 149,367
United Kingdom - 7.5%
United Kingdom, Great Britain & Northern Ireland:
5% 6/7/04	Aaa	GBP	300,000	418,703
6.25% 11/25/10	Aaa	GBP	310,000	468,243
7.5% 12/7/06	Aaa	GBP	1,610,000	2,490,178
8% 12/7/15	Aaa	GBP	460,000	827,043
8.75% 8/25/17	Aaa	GBP	480,000	933,791
TOTAL UNITED KINGDOM				5,137,958
Venezuela - 0.8%
Venezuelan Republic:
oil recovery rights 4/15/20 (j)	-		1,250	0
9.25% 9/15/27	B2		203,000	140,578
13.625% 8/15/18	B2		60,000	58,350
13.625% 8/15/18	B2		50,000	48,625
euro Brady:
debt conversion bond 7.875% 12/18/07 (h)	B2		154,760	129,128
par W-A 6.75% 3/31/20	B2		250,000	188,906
TOTAL VENEZUELA				565,587
TOTAL GOVERNMENT OBLIGATIONS (Cost $54,931,173)				51,528,261
Supranational Obligations - 5.0%

International Bank for Reconstruction & Development:
2% 2/18/08	Aaa	JPY	180,000,000	1,579,618
4.75% 12/20/04	Aaa	JPY	200,000,000	1,856,251
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,650,071)				3,435,869
Sovereign Loan Participations - 0.1%

Algeria - 0.1%
Algerian Republic loan participation:
Series 1 - Deutsche Bank 5.8125% 9/4/06 (h)	-		12,692	11,042
Sovereign Loan Participations - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Algeria - continued
Algerian Republic loan participation: - continued
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (h)	-		$ 15,769	$ 13,719
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (h)	-		45,011	36,909
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $60,315)				61,670
Cash Equivalents - 6.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $4,131,000)	$ 4,132,372	4,131,000
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $75,370,190)		69,680,670
NET OTHER ASSETS - (1.3)%		(864,396)
NET ASSETS - 100%		$ 68,816,274
Security Type Abbreviation
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,051,463 or 1.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	72.0%	AAA, AA, A	70.3%
Baa	5.2%	BBB	4.3%
Ba	2.5%	BB	6.6%
B	11.8%	B	9.2%
Caa	1.2%	CCC	0.7%
Ca, C	0.1%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.6% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $32,294,166 and $26,722,800, respectively.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $61,670 or 0.1% of net assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $75,985,704. Net unrealized depreciation aggregated $6,305,034, of which $618,624 related to appreciated investment securities and $6,923,658 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $95,321,000 of which $81,206,000, $12,794,000, $1,169,000 and $152,000 will expire on December 31, 2002, 2003, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $4,131,000) (cost $75,370,190) - See accompanying schedule		$ 69,680,670
Cash		206
Receivable for investments sold		990,379
Receivable for fund shares sold		130,161
Interest receivable		1,151,808
Total assets		71,953,224
Liabilities
Payable for investments purchased	$ 2,940,070
Payable for fund shares redeemed	102,918
Accrued management fee	38,609
Other payables and accrued expenses	55,353
Total liabilities		3,136,950
Net Assets		$ 68,816,274
Net Assets consist of:
Paid in capital		$ 171,297,139
Distributions in excess of net investment income		(59,619)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,675,721)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,745,525)
Net Assets, for 8,729,720 shares outstanding		$ 68,816,274
Net Asset Value, offering price and redemption price per share ($68,816,274 ÷ 8,729,720 shares)		$7.88

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 2,177,699
Expenses
Management fee	$ 234,311
Transfer agent fees	87,878
Accounting fees and expenses	30,848
Non-interested trustees' compensation	215
Custodian fees and expenses	18,003
Registration fees	12,904
Audit	27,354
Legal	1,038
Miscellaneous	37
Total expenses before reductions	412,588
Expense reductions	(1,993)	410,595
Net investment income		1,767,104
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(224,148)
Foreign currency transactions	(22,011)	(246,159)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,025,700)
Assets and liabilities in foreign currencies	(73,502)	(4,099,202)
Net gain (loss)		(4,345,361)
Net increase (decrease) in net assets resulting from operations		$ (2,578,257)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,767,104	$ 3,387,985
Net realized gain (loss)	(246,159)	(1,311,704)
Change in net unrealized appreciation (depreciation)	(4,099,202)	(979,849)
Net increase (decrease) in net assets resulting from operations	(2,578,257)	1,096,432
Distributions to shareholders From net investment income	(1,519,186)	(1,761,046)
Return of capital	-	(1,435,675)
Total distributions	(1,519,186)	(3,196,721)
Share transactions Net proceeds from sales of shares	28,785,391	34,308,702
Reinvestment of distributions	1,419,913	2,928,894
Cost of shares redeemed	(26,529,280)	(33,001,184)
Net increase (decrease) in net assets resulting from share transactions	3,676,024	4,236,412
Total increase (decrease) in net assets	(421,419)	2,136,123
Net Assets
Beginning of period	69,237,693	67,101,570
End of period (including distributions in excess of net investment income of $59,619 and $307,537, respectively)	$ 68,816,274	$ 69,237,693
Other Information Shares
Sold	3,512,163	4,171,690
Issued in reinvestment of distributions	176,249	354,228
Redeemed	(3,240,933)	(3,981,476)
Net increase (decrease)	447,479	544,442

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710	$ 9.940
Income from Invest- ment Operations Net investment income	.207 E, G	.450 E	.501 E	.518 E	.497 E	.550
Net realized and unrealized gain (loss)	(.509) G	(.336)	(.469)	.034	(.621)	(.234)
Total from investment operations	(.302)	.114	.032	.552	(.124)	.316
Less Distributions
From net investment income	(.178)	(.234)	(.324)	(.172)	(.150)	(.096)
Return of capital	-	(.190)	(.158)	(.350)	(.346)	(.450)
Total distributions	(.178)	(.424)	(.482)	(.522)	(.496)	(.546)
Net asset value, end of period	$ 7.880	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710
Total Return B, C, D	(3.64)%	1.49%	0.46%	6.33%	(1.21)%	3.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 68,816	$ 69,238	$ 67,102	$ 74,140	$ 78,382	$ 113,631
Ratio of expenses to average net assets	1.20% A	1.26%	1.27%	1.26%	1.27%	1.22%
Ratio of expenses to average net assets after all expense reductions	1.20% A	1.25% F	1.27%	1.25% F	1.27%	1.22%
Ratio of net invest- ment income to average net assets	5.15% A, G	5.43%	5.75%	5.75%	5.36%	6.09%
Portfolio turnover rate	83% A	127%	189%	246%	74%	91%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Prior to February 27, 1998 the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.013 and increase net realized and unrealized gain (loss) per share by $.013. Without this change the Ratio of net investment income to average net assets would have been 5.46%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on June 29, 2001 the fund was closed to new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

If the fund's dividends exceed its taxable income in any year all or a portion of the fund's dividends may be treated as a return of capital. Any return of capital will be reported to shareholders on the annual tax statement in January.

For the period ended December 31, 2000, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $979,398 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to decrease net investment income by $107,328; increase net unrealized appreciation/depreciation by $136,339; and decrease net realized gain (loss) by $29,011. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .26% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $393 and $1,600, respectively.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Proposed Reorganization.

The Board of Trustees of Fidelity International Bond Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Strategic Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Strategic Income Fund in exchange solely for the number of shares of Fidelity Strategic Income Fund having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Strategic Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on December 19, 2001 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in October 2001. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about January 17, 2002.

Effective June 29, 2001, the fund's shares are no longer available for purchase or exchange to new accounts of the fund pending the proposed Reorganization. However, existing shareholders of the fund can continue to purchase shares of the fund.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

John H. Carlson, Vice President

Ian Spreadbury, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

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www.fidelity.com

Fidelity International Bond Fund

(A Fund of Fidelity School Street Trust)

Fidelity Strategic Income Fund

(A Fund of Fidelity School Street Trust)

Fidelity Strategic Income Fund

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

October 22, 2001

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Strategic Income Fund (Strategic Income), a fund of Fidelity School Street Trust would acquire all of the assets of Fidelity International Bond Fund, (International Bond), also a fund of Fidelity School Street Trust and assume all of International Bond's liabilities in exchange solely for shares of beneficial interest in Strategic Income.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus and Statement of Additional Information of Strategic Income dated February 28, 2001, which was previously filed via EDGAR (Accession No. 0000035402-01-500006.).

2. The Supplement to the Prospectus of Strategic Income dated June 11, 2001, which was previously filed via EDGAR (Accession No. 0000215829-01-500009).

3. The Prospectus and Statement of Additional Information of International Bond dated February 28, 2001 (Accession No. 0000035402-01-500006.).

4. The Supplement to the Prospectus of International Bond dated June 22, 2001, which was previously filed via EDGR (Accession No. 0000708191-01-500008).

5. The Financial Statements included in the Annual Report of Strategic Income for the fiscal year ended December 31, 2000.

6. The Financial Statements included in the Annual Report of International Bond for the fiscal year ended December 31, 2000.

7. The Unaudited Financial Statements included in the Semiannual Report of Strategic Income for the fiscal period ended June 30, 2001.

8. The Unaudited Financial Statements included in the Semiannual Report of International Bond for the fiscal period ended June 30, 2001.

9. The Pro Forma Financial Statements for International Bond and Strategic Income for the period ended June 30, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated October 22, 2001, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) Amended and Restated Declaration of Trust, dated September 14, 2000, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 64.

(2) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity School Street Trust: Fidelity International Bond Fund and and Fidelity School Street Trust: Fidelity Strategic Income is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles VIII and XII of the Amended and Restated Declaration of Trust, dated September 14, 2000, are incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 64.

(6)(a) Management Contract, dated January 1, 1995, between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 45.

(b) Management Contract, dated February 26, 1998, between Fidelity International Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 59.

(c) Management Contract, dated February 26, 1998, between Fidelity New Markets Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 59.

(d) Management Contract, dated November 1, 1999, between Fidelity Strategic Income Fund and Fidelity Management and Research Company is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 64.

(e) Sub-Advisory Agreement, dated February 1, 2000, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Bond Fund is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 64.

(f) Sub-Advisory Agreement, dated February 1, 2000, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Bond Fund is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 64.

(g) Sub-Advisory Agreement, dated February 1, 2000, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Bond Fund is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 64.

(h) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Bond Fund is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 64.

(i) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors on behalf of Fidelity International Bond Fund is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 64.

(j) Sub-Advisory Agreement, dated February 1, 2000, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit d(10) of Post-Effective Amendment No. 64.

(k) Sub-Advisory Agreement, dated February 1, 2000, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit d(11) of Post-Effective Amendment No. 64.

(l) Sub-Advisory Agreement, dated February 1, 2000, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit d(12) of Post-Effective Amendment No. 64.

(m) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit d(13) of Post-Effective Amendment No. 64.

(n) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit d(14) of Post-Effective Amendment No. 64.

(o) Sub-Advisory Agreement, dated April 16, 1998, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(15) of Post-Effective Amendment No. 60.

(p) Sub-Advisory Agreement, dated April 16, 1998, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(16) of Post-Effective Amendment No. 60.

(q) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(18) of Post-Effective Amendment No 63.

(r) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(18) of Post-Effective Amendment No. 64.

(s) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(19) of Post-Effective Amendment No. 64.

(t) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(20) of Post-Effective Amendment No. 61.

(u) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit d(21) of Post-Effective Amendment No. 61.

(v) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit d(22) of Post-Effective Amendment No. 64.

(w) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit d(23) of Post-Effective Amendment No. 64.

(x) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity International Bond Fund is incorporated herein by reference to Exhibit d(24) of Post-Effective Amendment No. 64.

(y) Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity International Bond Fund, Fidelity Strategic Income Fund and Fidelity New Markets Income Fund , is incorporated herein by reference to Exhibit d(17) of Fidelity Hastings Street Trust's (File No. 2-11517) Post-Effective Amendment No. 108.

(z) Schedule A, dated August 1, 2001, to the Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity International Bond Fund, Fidelity Strategic Income Fund and Fidelity New Markets Income Fund, is incorporated herein by reference to Exhibit d(18) of Fidelity Hastings Street Trust's (File No. 2-11517) Post-Effective Amendment No. 108.

(7) (a) General Distribution Agreement, dated April 1, 1987, between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 45.

(b) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 45.

(c) Amendments to the General Distribution Agreement between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(d) General Distribution Agreement, dated February 26, 1998, between Fidelity International Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(4) of Post-Effective Amendment No. 64.

(e) General Distribution Agreement, dated February 26, 1998, between Fidelity New Markets Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(5) of Post-Effective Amendment No. 64.

(f) General Distribution Agreement, dated April 16, 1998, between Fidelity Strategic Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(6) of Post-Effective Amendment No. 60.

(8) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit f(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(9)(a) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated May 1, 1998, between Citibank, N.A. and Fidelity School Street Trust on behalf of Spartan Intermediate Municipal Income Fund are incorporated herein by reference to Exhibit (g)(5) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 102.

(b) Amendment, dated June 6, 2000, to the Custodian Agreement, dated May 1, 1998, between Citibank, N.A. and Fidelity School Street Trust on behalf of Spartan Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 105.

(c) Addendum, dated June 6, 2000, to the Fee Schedule to the Custodian Agreement dated May 1, 1998, between Citibank, N.A. and Fidelity School Street Trust on behalf of Spartan Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit (g)(7) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 105.

(d) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity School Street Trust on behalf of Fidelity International Bond Fund and Fidelity New Markets Income Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Post-Effective Amendment No. 59.

(e) Appendix A, dated December 12, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity School Street Trust on behalf of Fidelity International Bond Fund and Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Financial Trust's (File No. 2-79910) Post-Effective Amendment No. 36.

(f) Appendix B, dated March 16, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity School Street Trust on behalf of Fidelity International Bond Fund and Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit (g)(7) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

(g) Addendum, dated June 6, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity School Street Trust on behalf of Fidelity International Bond Fund and Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 105.

(h) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 4.

(i) Appendix A, dated September 5, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 46.

(j) Appendix B, dated September 14, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity School Street Trust on behalf of Strategic Income Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 46.

(k) Addendum, dated June 6, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Union Street II Trust's (File No. 33-43757) Post-Effective Amendment No. 24.

(l) Amendment, dated July 14, 1999, to the Fee Schedule to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Summer Street Trust's (File No. 2-58542) Post-Effective Amendment No. 58.

(m) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity School Street Trust on behalf of Fidelity International Bond, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(n) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(o) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity School Street Trust on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(p) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity School Street Trust on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(q) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(r) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity School Street Trust on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(s) Schedule A-1, dated March 29, 2000, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and Fidelity School Street Trust on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, is incorporated herein by reference to Exhibit g(11) of Fidelity Magellan Fund's (File No. 2-21461) Post-Effective Amendment No. 48.

(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 62.

(b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Bond Fund is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 62.

(c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 62.

(d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Income Fund is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 62.

(11) Legal opinion and consent of counsel, Kirkpatrick & Lockhart LLP (K&L) as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Fidelity International Bond Fund is filed herein as Exhibit 12.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP, dated August 17, 2001, is filed herein as Exhibit 14.

(15) Pro Forma combining financial statements are filed herein as Exhibit 15.

(16) Powers of Attorney, date June 14, 2001, are filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17th day of August 2001.

Fidelity School Street Trust
	By	/s/Edward C. Johnson 3d	(dagger)
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/ Edward C. Johnson 3d	(dagger)	President and Trustee	August 17, 2001
Edward C. Johnson 3d		(Principal Executive Officer)

/s/Robert A. Dwight		Treasurer	August 17, 2001
Robert A. Dwight

/s/Abigail P. Johnson		Trustee	August 17, 2001
Abigail P. Johnson

/s/J. Michael Cook	*	Trustee	August 17, 2001
J. Michael Cook

/s Ralph F. Cox	*	Trustee	August 17, 2001
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	August 17, 2001
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	August 17, 2001
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	August 17, 2001
Donald J. Kirk

/s/Marie L. Knowles	*	Trustee	August 17, 2001
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	August 17, 2001
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	August 17, 2001
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	August 17, 2001
Marvin L. Mann

/s/William O. McCoy	*	Trustee	August 17, 2001
William O. McCoy

(dagger) Signatures affixed by Abigail P. Johnson pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* Signatures affixed by Alan C. Porter pursuant to a power of attorney dated June 14, 2001 and filed herewith.